UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-22061

Name of Fund:  BlackRock Funds II

 BlackRock Emerging Market Local Debt Portfolio (Formerly, BlackRock Emerging Market

 Debt Portfolio)

 BlackRock International Bond Portfolio

 BlackRock Strategic Income Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end:  12/31/2012

Date of reporting period:  06/30/2012

Item 1 – Report to Stockholders

2

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Funds II

▶  BlackRock Emerging Market Debt Portfolio

▶  BlackRock International Bond Portfolio

▶  BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK FUNDS II	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” – “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012	BlackRock Emerging Market Debt Portfolio

Investment Objective

BlackRock Emerging Market Debt Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

On July 31, 2012, the Board of Trustees of BlackRock Funds II (the “Board”) approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Emerging Market Local Debt Portfolio” and certain changes to the Fund’s investment strategies and investment process. In addition, Fund management has determined to change the Fund’s portfolio management team and the benchmark index against which the Fund measures its performance. The changes to the Fund’s portfolio management team are effective August 1, 2012. The changes to the Fund’s name, its investment strategies, its investment process and its benchmark index will be effective on September 3, 2012.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund underperformed its benchmark, the JP Morgan Emerging Markets Bond Index (“EMBI”) Global.

What factors influenced performance?

—

Emerging-market external debt (i.e., debt that is owed to credit holders outside the country of issue) performed well in the first half of 2012 as risk premiums above comparable US Treasury securities generally narrowed. The Fund underperformed its benchmark index due to its relative underweight in spread duration (lower sensitivity to changes in option-adjusted spreads), which it maintained through most of the period. The Fund’s interest rate positioning also detracted from relative performance.

—

Contributing positively to performance relative to the benchmark index was the Fund’s local-market duration positioning, most notably in Mexico. Security selection also had a positive impact on Fund returns for the period.

Describe recent portfolio activity.

—

Early in 2012, as global sentiment improved, the Fund reduced its underweight in spread duration, but only slightly given the ongoing debt crisis in Europe. The Fund added an allocation to Lithuanian sovereign debt on the basis of attractive valuation, increased exposure to Venezuela debt via sovereign bonds and credit default swaps, and reduced exposure to Mexican interest rates. The Fund participated in Russia’s debt issuance, which offered attractive spreads over US Treasury securities. With respect to currency trading, the Fund closed its long position on the Chinese renminbi upon reaching its valuation target and reduced its long position in the Mexican peso.

—

In the latter part of the period, the Fund took a profit on the long side of its Mexican interest rate swaps as little upside potential remained in the trade. The Fund increased exposure to sovereign debt in Argentina and external debt in Venezuela, and sold South African sovereign debt. In addition, the Fund tactically traded relative value in Russian external debt and increased its allocation to Turkish external debt after spreads widened on those issues. In currencies, the Fund tactically traded Polish Zloty against the euro, the Mexican peso against the US dollar and the Canadian dollar versus the US dollar. After having maintained a bullish position on the Mexican peso, the Fund took profits following a significant rally prompted by the Mexican central bank’s announcement that the benchmark interest rate would not change. Additionally, the Fund initiated a short position on the Australian dollar versus the Mexican peso as technical levels made the trade attractive.

Describe portfolio positioning at period end.

—

The Fund ended the period with a slight active underweight in spread duration on a risk-adjusted basis relative to the JP Morgan EMBI Global. From a geographic perspective, the Fund’s largest overweight exposures included the sovereign credits of Turkey, Russia and Venezuela, while the most significant underweights were in South Africa, China and Chile. With respect to currency positioning, the Fund’s most significant long positions were the Mexican peso and Malaysian ringgit, while notable short positions included the Australian dollar and the euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	84%
Foreign Agency Obligations	16

Geographic Allocation	Percent of Long-Term Investments
Russia	18%
Turkey	13
Mexico	10
Venezuela	9
Indonesia	8
Brazil	7
Philippines	5
South Africa	4
Argentina	4
Colombia	3
Poland	3
Lithuania	3
Kazakhstan	2
Peru	2
Ukraine	2
Slovakia	2
Other[1]	5

1Other includes 1% or less holdings in each of the following countries: Panama, El Salvador, Croatia, Uruguay, Malaysia, Chile and Dominican Republic.

4	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Emerging Market Debt Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis).

[3]	This index tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.
[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2012

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	4.63%	6.60%	8.12%	N/A	7.44%	N/A
Institutional	4.53	6.53	7.98	N/A	7.34	N/A
Investor A	4.03	6.40	7.59	3.25%	7.04	6.04%
Investor C	3.48	6.00	6.80	5.80	6.25	6.25
JP Morgan EMBI Global	–	7.45	10.90	N/A	9.24	N/A
[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 1, 2008.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,066.00	$ 4.37	$1,000.00	$1,020.64	$ 4.27	0.85%
Institutional	$1,000.00	$1,065.30	$ 5.03	$1,000.00	$1,019.99	$ 4.92	0.98%
Investor A	$1,000.00	$1,064.00	$ 6.41	$1,000.00	$1,018.65	$ 6.27	1.25%
Investor C	$1,000.00	$1,060.00	$10.24	$1,000.00	$1,014.92	$10.02	2.00%
[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2012	5

Fund Summary as of June 30, 2012	BlackRock International Bond Portfolio

Investment Objective

BlackRock International Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended June 30, 2012, the Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed the Fund’s benchmark, the Citigroup Non-US Dollar World Government Bond Index, while the Fund’s Investor B and Investor C Shares underperformed the benchmark index.

What factors influenced performance?

—

The Fund’s duration positioning and country selection were positive factors for performance at the start of 2012. An overweight relative to the benchmark index in Italian debt contributed positively to returns as yields on select bonds fell in the middle of the first quarter. (Yields and prices move inversely.) The Fund’s emerging markets exposure had a positive impact, with notable strength from Russia, Poland and Mexico. With respect to currency exposure, a tactical short position in the euro versus the US dollar added to returns as European economic data deteriorated during the period. The Fund’s holdings of inflation-linked securities in Europe and Japan also enhanced results. An allocation to high yield boosted performance, as did security selection with the sector.

—

Detracting from performance was an overweight in Germany versus core Europe as the broader risk appetite improved early in 2012. Short duration positions in the United States and United Kingdom hindered returns in the latter half of the period as a risk-averse sentiment returned to the markets.

Describe recent portfolio activity.

—

Early in the six-month period, the Fund moved to a tactical short duration position in the United States in light of improving US economic data. In spread sectors, the Fund added to its US financials positions and increased exposure to European covered bonds, but took profits on some of those holdings following the first-quarter risk rally, especially within senior US financials. As a hedge against continued deterioration in the European debt crisis, the Fund implemented a short euro position versus the US dollar.

—	In the latter half of the period, the Fund increased exposure to short-term Spanish debt and tactically traded its underweights to France and the Netherlands based on volatility stemming from presidential elections in those nations. The Fund took profits on a portion of its long duration position in Australia, which performed well throughout the period. Risk reduction trades included reducing exposure to euro-denominated senior financials in favor of euro covered bonds. The Fund also took profits on its long duration position in Canada, while adding exposure to local markets in Poland and South Africa. The Fund reduced its short duration position in the United Kingdom and took profits on holdings of Gulf Cooperation Council corporates and US senior financials. With respect to currency trades, the Fund increased its short position in the euro versus multiple currencies while decreasing long euro positions versus the Hungarian forint, Norwegian kroner and Swiss franc, and continued to tactically trade the euro versus the US dollar. Additionally, the Fund initiated a short US dollar position versus the Malaysian ringgit.

—

The Fund utilized derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. Foreign currency transactions had a positive impact on performance for the period.

Describe portfolio positioning at period end.

—

Disappointing economic data in the US along with the threat of the looming fiscal cliff and upcoming presidential elections have joined to cast a pall over financial markets. It is clear that risk-free interest rates globally reflect the fear of the unknown within Europe and that any signs of stability could result in re-pricing based on the fundamentals of the individual markets.

—

As of period end, the Fund remained overweight in Italy and continued to maintain exposure to short-term Spanish debt as Fund management believes market sentiment has been overly bearish in the face of recent policy action. However, given recent high levels of volatility, the Fund maintained hedges against these positions in the form of underweights in core Europe along with a short position in the euro versus the US dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	62%
Corporate Bonds	18
Foreign Agency Obligations	14
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	3

Geographic Allocation	Percent of Long-Term Investments

Japan	17%
Italy	14
Australia	9
Germany	8
United Kingdom	7
Spain	5
Philippines	5
Denmark	5
United States	4
France	4
Netherlands	4
Luxembourg	3
Finland	3
Poland	3
Canada	2
Switzerland	2
Other[1]	5

1Other includes a 1% or less holding in each of the following countries: Austria, Ireland, Turks and Caicos Islands, Belgium, Sweden, Bermuda, Cayman Islands, Qatar and South Korea.

6	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Service Shares do not have a sales charge.

[2]	The Fund invests primarily in non-dollar denominated bonds of issuers located outside the United States.

[3]	This unmanaged, market capitalization-weighted index tracks 22 government bond indices, excluding the United States.

Performance Summary for the Period Ended June 30, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	1.92%	0.40%	(1.47)%	N/A	5.72%	N/A	5.45%	N/A
Institutional	1.80	0.43	(1.53)	N/A	5.65	N/A	5.34	N/A
Service	1.52	0.20	(1.80)	N/A	5.36	N/A	5.05	N/A
Investor A	1.43	0.18	(1.89)	(5.78)%	5.29	4.43%	4.98	4.55%
Investor B	0.45	(0.26)	(2.68)	(6.92)	4.40	4.08	4.39	4.39
Investor C	0.74	(0.20)	(2.64)	(3.58)	4.43	4.43	4.16	4.16
Citigroup Non-US Dollar World Government Bond Index	–	(0.02)	0.44	N/A	7.39	N/A	7.15	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio

BlackRock	$1,000.00	$1,004.00	$ 3.74	$1,000.00	$1,021.13	$ 3.77	0.75%
Institutional	$1,000.00	$1,004.30	$ 4.44	$1,000.00	$1,020.44	$ 4.47	0.89%
Service	$1,000.00	$1,002.00	$ 5.77	$1,000.00	$1,019.10	$ 5.82	1.16%
Investor A	$1,000.00	$1,001.80	$ 5.97	$1,000.00	$1,018.90	$ 6.02	1.20%
Investor B	$1,000.00	$ 997.40	$10.23	$1,000.00	$1,014.62	$10.32	2.06%
Investor C	$1,000.00	$ 998.00	$ 9.79	$1,000.00	$1,015.07	$ 9.87	1.97%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2012	7

Fund Summary as of June 30, 2012	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended June 30, 2012, the Fund outperformed its benchmark, the Barclays US Universal Index.

What factors influenced performance?

—

The Fund’s exposure to credit sectors, including high yield credit, investment-grade credit, securitized credit and emerging market debt were primary contributors during the period. Within Europe, the Fund benefited from exposure to financials and high yield securities while selectively holding hedges against sovereign credits and the euro currency. During the first quarter of 2012, the Fund benefited from adding to credit while minimizing duration (sensitivity to interest rates) to less than one year. During the second quarter of 2012, the Fund benefited from tactically reducing risk before the European-led volatility occurred in May by reducing exposure to higher-beta credits (those more sensitive to market movements) and increasing duration to more than two years. As a part of the de-risking trade, the Fund’s tactical allocation to tax-exempt municipal securities aided performance as credit sectors came under pressure. Absolute return-oriented strategies in the agency mortgage-backed securities (“MBS”) and European markets also contributed to returns. On a macroeconomic basis, the Fund’s tactical long position in Italian sovereign debt and subsequent shift into a paired trade against Spanish sovereign debt also generated alpha (outperformance).

—

Hedges designed to protect the Fund against volatility served as the main detractors during the period. These primary hedge positions included European sovereign and corporate debt, the euro and US high yield credit.

—

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. The use of US Treasury futures and options strategies in the interest rate and foreign exchange markets had a negative impact on performance. However, the impact was primarily as a consequence of the Fund’s hedging strategies.

Describe recent portfolio activity.

—

During the first quarter of 2012, the Fund tactically added credit risk while minimizing duration to approximately one year or less. Within credit, exposure was added to high yield credit, US and European financials, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). In currencies, the Fund reduced its short position in the euro in favor of a short in the Australian dollar against the US dollar, which has benefited from a slowing growth dynamic in China. In Europe, the Fund moved to an outright short position in French sovereign debt while it paired its long exposure to Italian sovereign debt with a short position in Spanish sovereign debt. The Fund also held modest positions in gold and 30-year Treasury inflation-protected securities, which were meant to serve as a hedge against global accommodative monetary policy measures. Toward the end of the quarter, Fund management started reducing exposure to high yield bonds where the team saw limited upside and transitioned into attractive carry (income) opportunities in bank loans. Exposure was added to CMBS, which was supported by improving commercial real estate markets and more conservative leverage on newly originated loans.

—

During the second quarter of 2012, the Fund continued to decrease exposure to high yield and investment-grade corporate credits and transitioned into areas with greater upside and/or stable yield potential. In currencies, the Fund increased its short position in the euro to hedge against European risks and continued to hold the Australian dollar short as a hedge against risks of slowing growth dynamic in China. The Fund added long 30-year German inflation-linked exposure and short exposure to German bunds on the view that Germany will bear the brunt of the support needed to preserve the European Union. Fund management continued to be mindful of the relative lack of liquidity in certain sectors of the securitized market, refraining from adding exposure to non-agency residential MBS, while adding to more liquid sectors such as auto loan ABS. The Fund reduced duration in the portfolio following the dramatic rally in US Treasury debt at the end of May. In order to position for the potential of positive government policy action in Europe, exposure was added to the upside in the form of option-based payouts on high yield credit and equity indexes.

Describe Fund positioning at period end.

—

At period end, the Fund’s credit exposure includes high yield debt, investment-grade credit, bank loans, ABS, agency and non-agency residential MBS, CMBS and municipal securities. Global accommodative monetary policy measures coupled with meaningful steps taken to solve the European sovereign crisis reinforces Fund management’s view that US Treasury debt and other safe-haven assets offer less value compared to yield opportunities further out on the credit risk spectrum, such as high yield, bank loans and securitized assets. Fund management continues to maintain a defensive posture with the goal of preserving flexibility to add risk when the time is right.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Asset Mix	Percent of Long-Term Investments

Fixed Income Securities	98%
Affiliated Investment Companies	2

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	56%
Corporate Bonds	11
U.S. Treasury Obligations	8
Non-Agency Mortgage-Backed Securities	6
Asset-Backed Securities	4
Taxable Municipal Bonds	4
Foreign Government Obligations	3
Investment Companies	2
Floating Rate Loan Interests	2
Collateralized Debt Obligations	2
Foreign Agency Obligations	1
Preferred Securities	1

8	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]

An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2012

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.83%	4.34%	2.17%	N/A	5.19%	N/A
Investor A	3.44	4.22	1.92	(2.13)%	4.93	3.95%
Investor C	2.84	3.83	1.15	0.17	4.13	4.13
Barclays US Universal Index	–	2.87	7.36	N/A	6.03	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 5, 2008.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[7]	Ending Account Value June 30, 2012	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,043.40	$4.52	$3.30	$1,000.00	$1,020.44	$4.47	$1,021.63	$3.27
Investor A	$1,000.00	$1,042.20	$5.79	$4.57	$1,000.00	$1,019.19	$5.72	$1,020.39	$4.52
Investor C	$1,000.00	$1,038.30	$9.58	$8.36	$1,000.00	$1,015.47	$9.47	$1,016.66	$8.27

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.14% for Investor A and 1.89% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.90% for Investor A and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2012	9

About Fund Performance

—	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	JUNE 30, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	11

Schedule of Investments June 30, 2012 (Unaudited)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Indonesia — 0.2%
Indosat Palapa Co. BV, 7.38%, 7/29/20 (a)	USD 140	$151,200

Foreign Agency Obligations

Chile — 0.2%
Codelco, Inc., 6.15%, 10/24/36	100	125,137

Kazakhstan — 2.0%
Eurasian Development Bank, 7.38%, 9/29/14 (a)	140	146,100
KazMunayGas National Co.:
11.75%, 1/23/15 (a)	380	452,181
7.00%, 5/05/20	440	499,400
7.00%, 5/05/20 (a)	250	283,750

		1,381,431

Malaysia — 0.5%
Petronas Capital Ltd.:
5.25%, 8/12/19 (a)	150	172,372
7.88%, 5/22/22	150	205,014

		377,386

Mexico — 4.7%
Pemex Project Funding Master Trust:
5.75%, 3/01/18	180	203,400
6.63%, 6/15/35	540	642,600
Petroleos Mexicanos:
6.00%, 3/05/20	1,250	1,445,625
5.50%, 1/21/21	460	519,800
4.88%, 1/24/22 (a)	460	496,800

		3,308,225

Russia — 4.6%
RSHB Capital SA:
9.00%, 6/11/14	900	990,063
9.00%, 6/11/14 (a)	200	220,014
Sberbank of Russia Via SB Capital SA, 5.40%, 3/24/17	960	994,771
Vnesheconombank Via VEB Finance Plc, 6.03%, 7/05/22 (a)	1,035	1,032,423

		3,237,271

Foreign Agency Obligations	Par (000)	Value

South Africa — 0.6%
Eskom Holdings Ltd., 5.75%, 1/26/21 (a)	USD 380	$415,625

Venezuela — 3.0%
Petroleos de Venezuela SA:
8.50%, 11/02/17	2,320	1,885,000
9.00%, 11/17/21	290	210,830

		2,095,830

Total Foreign Agency Obligations — 15.6%		10,940,905

Foreign Government Obligations

Argentina — 3.4%
Republic of Argentina:
7.00%, 10/03/15	1,008	736,344
8.28%, 12/31/33	1,641	1,074,802
2.50%, 12/31/38 (b)	1,820	586,950

		2,398,096

Brazil — 7.2%
Federative Republic of Brazil:
4.88%, 1/22/21	1,660	1,919,790
8.88%, 4/15/24	50	77,250
7.13%, 1/20/37	1,150	1,658,875
5.63%, 1/07/41	1,120	1,373,680

		5,029,595

Colombia — 3.4%
Republic of Colombia:
7.38%, 1/27/17	700	866,950
7.38%, 3/18/19	550	719,125
7.75%, 4/14/21	COP 96,000	66,948
8.13%, 5/21/24	USD 100	145,350
6.13%, 1/18/41	450	585,000

		2,383,373

Croatia — 0.7%
Republic of Croatia:
6.75%, 11/05/19 (a)	160	160,595
6.38%, 3/24/21	310	303,025

		463,620

Dominican Republic — 0.2%
Dominican Republic International Bonds, 7.50%, 5/06/21 (a)	140	149,100

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ABS	Asset-Backed Security	HKD	Hong Kong Dollar
	AGM	Assurance Guaranty Municipal Corp.	HUF	Hungarian Forint
			INR	Indian Rupee
	AMBAC	American Municipal Bond Assurance Corp.	JIBAR	Johannesburg Interbank Agreed Rate
	AUD	Australian Dollar	JPY	Japanese Yen
	BRL	Brazilian Real	KRW	South Korean Won
	BZDIOVRA	Brazil Cetip Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
	CAD	Canadian Dollar	MXIBTIIE	28-day Mexican Interbank Rate
	CBOE	Chicago Board Options	MXN	Mexican Peso
		Exchange	MYR	Malaysian Ringgit
	CDO	Collateralized Debt Obligation	NOK	Norwegian Krone
	CHF	Swiss Franc	NZD	New Zealand Dollar
	CLO	Collateralized Loan Obligation	PLN	Polish Zloty
	CNY	Chinese Yuan	RB	Revenue Bonds
	COP	Colombian Peso	RUB	Russian Rouble
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	EURIBOR	Euro Interbank Offered Rate	TBA	To-be-announced
	FKA	Formerly known as	TRY	Turkish Lira
	GBP	British Pound	USD	US Dollar
	GO	General Obligation Bonds	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2012

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)	Value

El Salvador — 0.7%
Republic of El Salvador:
7.38%, 12/01/19 (a)	USD 100	$110,350
7.63%, 2/01/41 (a)	340	357,510

		467,860

Indonesia — 7.8%
Republic of Indonesia:
6.88%, 3/09/17	250	290,937
6.88%, 1/17/18	1,350	1,596,375
6.88%, 1/17/18 (a)	200	236,500
11.63%, 3/04/19	190	280,250
11.63%, 3/04/19 (a)	100	147,500
5.88%, 3/13/20	420	484,050
5.88%, 3/13/20 (a)	170	195,925
4.88%, 5/05/21 (a)	1,450	1,580,500
8.50%, 10/12/35	260	380,900
7.75%, 1/17/38	200	275,000

		5,467,937

Lithuania — 2.8%
Republic of Lithuania:
7.38%, 2/11/20 (a)	197	232,413
7.38%, 2/11/20	100	117,976
6.63%, 2/01/22 (a)	1,390	1,591,550

		1,941,939

Mexico — 4.7%
United Mexican States:
8.30%, 8/15/31	300	465,000
6.05%, 1/11/40	272	350,880
4.75%, 3/08/44	600	646,500
5.75%, 10/12/2110	1,640	1,865,500

		3,327,880

Panama — 1.3%
Republic of Panama:
8.88%, 9/30/27	290	449,500
9.38%, 4/01/29	288	470,880

		920,380

Peru — 1.8%
Republic of Peru:
7.35%, 7/21/25	410	576,050
8.75%, 11/21/33	60	98,400
6.55%, 3/14/37	420	571,620

		1,246,070

Philippines — 4.7%
Republic of the Philippines:
9.38%, 1/18/17	320	416,000
7.75%, 1/14/31	660	938,850
6.38%, 1/15/32	790	997,375
6.38%, 10/23/34	285	364,800
5.00%, 1/13/37	520	566,800

		3,283,825

Poland — 3.3%
Republic of Poland:
3.88%, 7/16/15	550	580,690
6.38%, 7/15/19	682	803,287
5.13%, 4/21/21	520	574,860
5.00%, 3/23/22	350	382,025

		2,340,862

Foreign Government Obligations	Par (000)	Value

Russia — 13.3%
Russian Federation:
3.25%, 4/04/17 (a)	USD 800	$804,992
7.50%, 3/31/30	7,124	8,553,303

		9,358,295

Slovakia — 1.5%
Republic of Slovakia, 4.38%, 5/21/22 (a)	1,060	1,044,100

South Africa — 3.7%
Republic of South Africa:
10.50%, 12/21/26	ZAR 2,200	326,732
7.00%, 2/28/31	4,850	517,752
6.25%, 3/31/36	17,050	1,594,889
6.50%, 2/28/41	2,100	199,315

		2,638,688

Turkey — 13.0%
Republic of Turkey:
7.50%, 7/14/17	USD 2,738	3,193,233
7.00%, 3/11/19	1,400	1,627,500
5.63%, 3/30/21	230	250,988
6.25%, 9/26/22	1,770	2,004,525
11.88%, 1/15/30	695	1,230,845
6.88%, 3/17/36	291	341,634
6.00%, 1/14/41	430	452,575

		9,101,300

Ukraine — 1.7%
Ukraine Government:
6.25%, 6/17/16 (a)	570	508,480
6.58%, 11/21/16	230	205,850
6.58%, 11/21/16 (a)	100	89,500
7.75%, 9/23/20 (a)	430	389,580

		1,193,410

Uruguay — 0.5%
Republic of Uruguay, 7.63%, 3/21/36	272	391,242

Venezuela — 5.8%
Bolivarian Republic of Venezuela:
7.00%, 12/01/18	70	53,725
7.65%, 4/21/25	4,038	2,786,220
9.25%, 5/07/28	870	661,200
11.95%, 8/05/31	300	267,000
9.38%, 1/13/34	440	338,800

		4,106,945

Total Foreign Government Obligations — 81.5%		57,254,517

Total Long-Term Investments (Cost — $64,481,169) — 97.3%		68,346,622

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	13

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Call Options — 0.0%
USD Currency, Strike Price CAD 1.01, Expires
7/24/12, Broker Goldman Sachs Group, Inc.	USD	880	$13,865
USD Currency, Strike Price CAD 1.04, Expires
7/24/12, Broker Goldman Sachs Group, Inc.		880	2,912

Total Options Purchased (Cost — $19,914) — 0.0%			16,777

Total Investments Before Options Written (Cost — $64,501,083) — 97.3%			68,363,399

Options Written

Over-the-Counter Call Options — (0.0)%
USD Currency, Strike Price CAD 1.01, Expires
7/24/12, Broker Goldman Sachs Group, Inc.		880	(13,865)
USD Currency, Strike Price CAD 1.04, Expires
7/24/12, Broker Goldman Sachs Group, Inc.		880	(2,912)

Total Options Written
(Premiums Received — $25,879) — (0.0)%			(16,777)

Total Investments Net of Options Written — 97.3%			68,346,622
Other Assets Less Liabilities — 2.7%			1,867,021

Net Assets — 100.0%			$70,213,643

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

—	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	6,516,179	(6,516,179)	—	$4,255

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

MXN	11,751,900	USD	860,000	Deutsche Bank AG	7/02/12	$20,972

MXN	11,055,690	USD	810,000	HSBC Holdings Plc	7/02/12	18,781

MXN	1,000	USD	73	UBS AG	7/02/12	2

USD	810,000	MXN	11,056,500	Barclays Plc	7/02/12	(18,842)

USD	861,931	MXN	11,752,000	BNP Paribas SA	7/02/12	(19,048)

ZAR	2,945,000	USD	349,542	Citigroup, Inc.	7/02/12	10,704

BRL	2,078,025	USD	1,030,000	UBS AG	7/03/12	3,696

BRL	2,101,200	USD	1,039,529	UBS AG	7/03/12	6,625

EUR	750,000	USD	949,725	Citigroup, Inc.	7/03/12	(598)

USD	1,030,000	BRL	2,101,200	UBS AG	7/03/12	(15,224)

USD	1,028,064	BRL	2,078,025	UBS AG	7/03/12	(6,552)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	950,319	EUR	750,000	UBS AG	7/03/12	$1,192

USD	950,000	ZAR	7,761,500	Barclays Plc	7/03/12	575

ZAR	7,761,000	USD	950,812	Citigroup, Inc.	7/03/12	(1,448)

ZAR	6,899,000	USD	839,276	Goldman Sachs Group, Inc.	7/03/12	4,644

MYR	2,683,720	USD	845,000	Standard Chartered Plc	7/09/12	(461)

KRW	896,665,000	USD	770,000	Standard Chartered Plc	7/11/12	12,205

USD	385,000	KRW	448,140,000	Goldman Sachs Group, Inc.	7/11/12	(5,935)

MXN	11,579,000	USD	885,888	Royal Bank of Scotland Group Plc	7/18/12	(19,543)

TRY	160,000	USD	87,260	Royal Bank of Scotland Group Plc	7/18/12	821

USD	653,200	MXN	8,440,000	Royal Bank of Scotland Group Plc	7/18/12	21,717

USD	328,818	PLN	1,052,000	Deutsche Bank AG	7/18/12	13,821

USD	99,004	TRY	183,500	Goldman Sachs Group, Inc.	7/18/12	(2,014)

USD	99,496	ZAR	833,500	Citigroup, Inc.	7/18/12	(2,162)

EUR	344,000	USD	432,594	UBS AG	7/25/12	2,832

USD	295,216	EUR	225,000	Royal Bank of Scotland Group Plc	7/25/12	10,417

AUD	600,000	USD	603,066	Goldman Sachs Group, Inc.	7/26/12	9,417

CAD	1,108,404	USD	1,080,000	UBS AG	7/26/12	8,035

CHF	2,593,458	EUR	2,160,000	UBS AG	7/26/12	33

EUR	2,115,000	CHF	2,539,292	UBS AG	7/26/12	111

MXN	11,752,000	USD	860,058	BNP Paribas SA	7/26/12	18,521

MXN	7,978,000	USD	579,030	Royal Bank of Scotland Group Plc	7/26/12	17,404

USD	798,177	AUD	795,000	Royal Bank of Scotland Group Plc	7/26/12	(13,364)

USD	599,541	AUD	600,000	Westpac Banking Corp.	7/26/12	(12,942)

USD	1,080,000	CAD	1,114,452	Citigroup, Inc.	7/26/12	(13,972)

USD	949,889	EUR	750,000	Citigroup, Inc.	7/26/12	551

USD	301,096	EUR	241,000	UBS AG	7/26/12	(3,957)

USD	430,000	TRY	787,158	Goldman Sachs Group, Inc.	7/26/12	(2,532)

USD	348,281	ZAR	2,945,000	Citigroup, Inc.	7/26/12	(10,460)

USD	947,512	ZAR	7,761,000	Citigroup, Inc.	7/26/12	2,117

USD	1,253,306	ZAR	10,674,000	UBS AG	7/26/12	(46,931)

ZAR	7,269,000	USD	862,762	UBS AG	7/26/12	22,701

RUB	14,061,000	USD	430,000	UBS AG	8/02/12	1,438

RUB	28,441,200	USD	865,000	BNP Paribas SA	8/02/12	7,670

USD	604,333	RUB	19,722,418	BNP Paribas SA	8/02/12	(816)

USD	690,667	RUB	22,536,453	Deutsche Bank AG	8/02/12	(827)

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Emerging Market Debt Portfolio
Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

INR	5,730,500	USD	101,497	UBS AG	8/06/12	$ 297

USD	600,000	RUB	20,106,000	HSBC Holdings Plc	8/06/12	(16,442)

USD	426,000	RUB	14,232,660	JPMorgan Chase & Co.	8/06/12	(10,367)

RUB	34,609,000	USD	1,060,000	Deutsche Bank AG	8/07/12	892

USD	826,377	ZAR	6,899,000	Goldman Sachs Group, Inc.	10/17/12	(3,961)

Total						$(10,207)

—	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

4.60%[1]	MXIBTIIE	Royal Bank of Scotland Group Plc	9/03/12	MXN 67,725	$ (2,070)

5.98%[2]	3-month JIBAR	Goldman Sachs Group, Inc.	2/20/13	ZAR 160,000	(31,315)

5.84%[1]	3-month JIBAR	Deutsche Bank AG	2/22/13	ZAR 160,000	25,444

4.14%[2]	3-month LIBOR	Morgan Stanley	4/29/13	KRW 4,400,000	(27,584)

5.24%[2]	3-month JIBAR	Citigroup, Inc.	6/24/13	ZAR 111,000	(1,358)

5.31%[2]	3-month JIBAR	Morgan Stanley	6/29/13	ZAR 230,000	(3)

7.97%[1]	BZDIOVRA Index	Deutsche Bank AG	1/02/14	BRL 4,460	2,410

7.91%[1]	BZDIOVRA Index	Goldman Sachs Group, Inc.	1/02/14	BRL 4,460	368

8.40%[1]	BZDIOVRA Index	Goldman Sachs Group, Inc.	1/02/15	BRL 4,990	—

Total					$(34,108)

[1]	Fund pays a floating rate and receives a fixed rate.
[2]	Fund pays a fixed rate and receives a floating rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

People’s Republic of China	1.00%	UBS AG	9/20/15	USD	1,530	$ 4,725

Republic of Peru	1.00%	Deutsche Bank AG	6/20/16	USD	510	(3,760)

Federative Republic of Brazil	1.00%	Citigroup, Inc.	12/20/16	USD	3,550	(26,626)

Republic of Korea	1.00%	Deutsche Bank AG	12/20/16	USD	990	(21,719)

Republic of South Africa	1.00%	Citigroup, Inc.	6/20/17	USD	1,560	(956)

Total						$(48,336)

—	Credit default swaps on single-name issues - sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Federative Republic of Brazil	1.00%	Goldman Sachs Group, Inc.	9/20/16	BBB	USD	1,880	$(19,945)

Bolivarian Republic of Venezuela	5.00%	Citigroup, Inc.	3/20/17	B+	USD	740	(28,815)

Bolivarian Republic of Venezuela	5.00%	Deutsche Bank AG	3/20/17	B+	USD	800	(41,491)

Republic of Turkey	1.00%	Citigroup, Inc.	6/20/17	BB	USD	1,642	16,007

Total							$(74,244)

[1]	Using Standard & Poor’s (“S&P’s”) rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - sold protection outstanding as of June 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation

CDX.EM Series 16 Version 1	5.00%	JPMorgan Chase & Co.	12/20/16	BBB-	USD	590	$15,098

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	15

Schedule of Investments (concluded)	BlackRock Emerging Market Debt Portfolio

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Corporate Bonds	–	$151,200	–	$151,200
Foreign Agency Obligations	–	10,940,905	–	10,940,905
Foreign Government Obligations	–	57,254,517	–	57,254,517

Total	–	$68,346,622	–	$68,346,622

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$35,830	–	$35,830
Foreign currency exchange contracts	$63,495	171,473	–	234,968
Interest rate contracts	–	28,222	–	28,222
Liabilities:
Credit contracts	–	(143,312)	–	(143,312)
Foreign currency exchange contracts	(46,488)	(198,687)	–	(245,175)
Interest rate contracts	–	(62,330)	–	(62,330)

Total	$17,007	$(168,804)	–	$(151,797)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$751,694	–	–	$751,694
Foreign currency	795,072	–	–	795,072

Total	$1,546,766	–	–	$1,546,766

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

France — 0.0%
Auto ABS, Series 2007-1, Class A, 0.79%, 2/25/19 (a)	EUR	51	$64,333

Italy — 0.1%
Auto ABS, Series 2007-2, Class A, 0.87%, 10/25/20 (a)		202	254,965

Luxembourg — 0.6%
Bumper 2 SA, Series 2011-2, Class A, 1.63%, 11/23/14 (a)		1,000	1,273,046

Netherlands — 0.2%
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16		135	172,037
HIGHWAY BV, Series 2012-1, Class A, 1.48%, 3/26/24 (a)		300	380,486

			552,523

United Kingdom — 0.7%
Bumper 2 SA, Series 2012-5, Class A2, 2.03%, 6/20/22 (a)	GBP	600	941,097
Turbo Finance Plc, Series 2012-1, Class A, 2.03%, 2/20/19 (a)		378	593,578

			1,534,675

United States — 1.2%
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17 (a)		550	879,451
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.36%, 7/25/37 (a)	USD	141	138,870
Santander Drive Auto Receivables Trust, Series 2012-3, Class A3, 1.08%, 4/15/16		225	225,284
SLM Student Loan Trust, Series 2003-10, 5.15%, 9/17/15	GBP	1,280	1,616,634

			2,860,239

Total Asset-Backed Securities — 2.8%			6,539,781

Capital Trusts

Netherlands — 0.0%
Achmea BV, 5.13% (a)(b)	EUR	90	85,118

Total Capital Trusts — 0.0%			85,118

Corporate Bonds

Australia — 0.5%
European Investment Bank, 6.00%, 8/06/20	AUD	1,125	1,227,524

Bermuda — 0.3%
Fidelity International Ltd., 7.13%, 2/13/24	GBP	390	630,147

Denmark — 0.9%
Nykredit Realkredit A/S:
2.00%, 1/01/13	DKK	12,785	2,191,441
1.67%, 10/01/38 (a)		5	863

			2,192,304

Finland — 0.5%
Nordic Investment Bank, 6.00%, 8/20/14	AUD	1,035	1,112,708

France — 0.2%
BNP Paribas SA, 3.22%, 12/20/14 (a)	USD	566	566,131

Corporate Bonds		Par (000)	Value

Germany — 0.7%
FMS Wertmanagement AoR:
1.38%, 1/16/15	EUR	500	$642,730
1.63%, 2/22/17		800	1,032,678

			1,675,408

Ireland — 0.6%
DEPFA ACS Bank, 1.65%, 12/20/16	JPY	40,000	459,829
Intesa Sanpaolo Bank Ireland Plc, 4.00%, 8/08/13	EUR	700	882,131

			1,341,960

Luxembourg — 2.6%
European Union:
3.25%, 11/07/14		2,050	2,755,748
3.13%, 1/27/15		2,500	3,360,621

			6,116,369

Netherlands — 0.4%
ABN AMRO Bank NV, 3.75%, 7/15/14		700	935,100

Philippines — 4.9%
Asian Development Bank, 2.35%, 6/21/27	JPY	800,000	11,386,081

South Korea — 0.2%
POSCO, 5.25%, 4/14/21 (c)	USD	345	377,883

Spain — 0.3%
Telefonica Emisiones SAU, 5.46%, 2/16/21		700	609,555

Sweden — 0.5%
Swedbank Hypotek AB, 2.00%, 1/31/14	EUR	921	1,188,430

Switzerland — 1.6%
Credit Suisse AG/Guernsey, 1.63%, 3/06/15 (c)	USD	1,000	1,003,530
European Investment Bank, 2.00%, 8/29/16	CHF	2,440	2,719,923

			3,723,453

United Kingdom — 0.6%
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (c)	USD	600	649,905
Virgin Media Secured Finance Plc, 5.50%, 1/15/21	GBP	515	842,861

			1,492,766

United States — 2.6%
Altria Group, Inc.:
9.25%, 8/06/19	USD	194	269,522
10.20%, 2/06/39		292	475,004
Bank of America Corp., 5.63%, 7/01/20		385	412,194
Crown Castle Towers LLC, 6.11%, 1/15/20 (c)		800	926,093
General Electric Capital Corp., 6.50%, 9/28/15	NZD	2,745	2,319,635
Kraft Foods, Inc., 1.34%, 7/10/13 (a)	USD	500	501,804
Murray Street Investment Trust I, 4.65%, 3/09/17		280	280,540
Wells Fargo & Co., 3.50%, 3/08/22		260	267,530
WM Covered Bond Program, 4.38%, 5/19/14	EUR	410	544,311

			5,996,633

Total Corporate Bonds — 17.4%			40,572,452

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	17

BlackRock International Bond Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value

Australia — 1.4%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	3,180	$3,335,014

Canada — 1.3%
CDP Financial, Inc., 3.00%, 11/25/14 (c)	USD	2,900	3,049,521

Cayman Islands — 0.3%
IPIC GMTN Ltd., 5.50%, 3/01/22 (c)		680	741,200

France — 0.8%
EDF SA, 5.50%, 10/17/41	GBP	500	803,167
Reseau Ferre de France, 5.50%, 12/01/21		600	1,069,177

			1,872,344

Germany — 5.6%
Duesseldorfer Hypothekenbank AG, 1.88%, 12/13/13	EUR	1,100	1,417,314
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	550	575,729
1.38%, 2/21/17	EUR	925	1,191,883
4.13%, 7/04/17		560	812,818
5.50%, 1/22/18		5,000	7,700,215
1.88%, 3/20/19		310	400,940
2.63%, 8/16/19		650	877,771

			12,976,670

Ireland — 0.5%
Irish Life & Permanent Plc, 3.60%, 1/14/13 (c)	USD	1,100	1,066,003

Netherlands — 1.5%
Fortis Bank Nederland NV, 3.38%, 5/19/14	EUR	750	996,720
LeasePlan Corp. NV, 3.25%, 5/22/14		950	1,259,884
MDC-GMTN BV, 3.75%, 4/20/16	USD	1,105	1,156,057

			3,412,661

Qatar — 0.3%
Qatari Diar Finance QSC, 5.00%, 7/21/20 (c)		630	705,600

Spain — 0.9%
Banco Financiero y de Ahorros SA, 3.88%, 11/30/13	EUR	1,300	1,612,744
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	700	603,433

			2,216,177

United Kingdom — 1.2%
Network Rail Infrastructure Finance Plc, 4.88%, 11/27/15	GBP	1,630	2,898,265

Total Foreign Agency Obligations — 13.8%			32,273,455

Foreign Government Obligations

Australia — 6.3%
Commonwealth of Australia, 3.00%, 9/20/25	AUD	465	657,018
New South Wales Treasury Corp., 2.75%, 11/20/25		1,515	1,948,844
Queensland Treasury Corp., 6.00%, 9/14/17		10,605	12,105,383

			14,711,245

Austria — 1.3%
Republic of Austria, 4.00%, 9/15/16	EUR	2,205	3,113,481

Belgium — 0.6%
Kingdom of Belgium, 2.75%, 3/28/16		995	1,311,884

Canada — 0.3%
Government of Canada, 4.00%, 6/01/41	CAD	530	702,259

Foreign Government Obligations		Par (000)	Value

Denmark — 3.9%
Kingdom of Denmark, 3.13%, 3/17/14	EUR	6,800	$9,003,434

Finland — 2.2%
Republic of Finland, 4.25%, 7/04/15		3,725	5,228,576

France — 2.9%
Republic of France, 4.00%, 10/25/38		4,999	6,768,451

Germany — 1.2%
Federal Republic of Germany:
0.75%, 2/24/17		1,285	1,637,960
4.75%, 7/04/40		542	1,020,849
3.25%, 7/04/42		95	143,810

			2,802,619

Italy — 13.8%
Buoni Poliennali Del Tesoro:
2.25%, 11/01/13		1,990	2,482,667
3.50%, 6/01/14		3,660	4,612,531
4.25%, 2/01/15		5,945	7,565,009
3.00%, 4/15/15		1,231	1,507,964
4.75%, 9/15/16		2,755	3,482,129
4.75%, 5/01/17		400	500,218
4.50%, 2/01/20		1,625	1,939,944
4.25%, 3/01/20		4,490	5,259,880
4.75%, 9/01/21		600	714,548
5.50%, 9/01/22		330	410,011
5.00%, 8/01/39		325	346,428
5.00%, 9/01/40		3,130	3,325,805

			32,147,134

Japan — 16.0%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	813,000	10,353,817
Government of Japan (10 Year):
Series 14, 1.20%, 12/10/17		66,300	900,098
Series 318, 1.00%, 9/20/21		427,000	5,461,150
Government of Japan (20 Year):
Series 99, 2.10%, 12/20/27		916,000	12,557,170
Series 130, 1.80%, 9/20/31		637,000	8,182,225

			37,454,460

Netherlands — 1.1%
Kingdom of Netherlands:
2.25%, 7/15/22	EUR	1,800	2,306,075
4.00%, 1/15/37		225	355,137

			2,661,212

Poland — 2.6%
Republic of Poland:
5.00%, 4/25/16	PLN	6,200	1,881,410
4.75%, 10/25/16		3,810	1,145,064
5.13%, 4/21/21	USD	1,275	1,409,514
5.75%, 10/25/21	PLN	1,675	524,674
5.00%, 3/23/22	USD	1,105	1,206,107

			6,166,769

South Africa — 0.3%
Republic of South Africa, 6.50%, 2/28/41	ZAR	6,210	589,403

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2012

Schedule of Investments (continued)	BlackRock International Bond Portfolio (Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value

Spain – 3.8%
Kingdom of Spain:
3.15%, 1/31/16	EUR	1,825	$2,145,104
4.25%, 10/31/16		1,390	1,666,734
5.50%, 4/30/21		2,150	2,559,322
4.80%, 1/31/24		800	859,104
4.20%, 1/31/37		1,510	1,306,526
4.70%, 7/30/41		360	331,116

			8,867,906

Turks and Caicos Islands – 0.6%
Turks and Caicos Islands, 3.20%, 2/22/16 (c)	USD	1,330	1,387,294

United Kingdom – 3.1%
United Kingdom Gilts:
4.25%, 9/07/39	GBP	545	1,051,624
4.50%, 12/07/42		3,040	6,131,673

			7,183,297

Total Foreign Government Obligations – 60.0%			140,099,424

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 2.3%
Netherlands – 0.3%
Storm BV, Series 2010-1, Class A1, 1.46%, 3/22/52 (a)	EUR	643	813,052

United Kingdom – 1.5%
Arkle Master Issuer Plc:
Series 2010-2A, Class 1A1, 1.87%, 8/17/13 (a)(c)	USD	2,025	2,034,143
Series 2012-1A, Class 2A1, 2.17%, 5/17/60 (a)(c)		578	584,022
Holmes Master Issuer Plc, Series 2010-1A,
Class A2, 1.87%, 10/15/54 (a)(c)		841	844,983

			3,463,148

United States – 0.5%
Bear Stearns Alt-A Trust, Series 2004-13,
Class A1, 0.99%, 11/25/34 (a)		582	549,344
GSR Mortgage Loan Trust, Series 2005-AR1,
Class 4A1, 5.07%, 1/25/35 (a)		534	508,778

			1,058,122

Total Non-Agency Mortgage-Backed Securities – 2.3%			5,334,322

Total Long-Term Investments (Cost – $219,370,233) – 96.3%			224,904,552

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (d)(e)		193,948	193,948

Total Short-Term Securities (Cost – $193,948) – 0.1%			193,948

Options Purchased	Contracts

Exchange-Traded Put Options – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 98.50, Expires 12/16/13		510	76,500

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Put Options – 0.2%
USD Currency, Strike Price MXN 13.43, Expires 8/02/12, Broker Barclays Plc	USD	7,680	$119,800
USD Currency, Strike Price MXN 13.80, Expires 8/02/12, Broker Deutsche Bank AG		3,905	148,252
USD Currency, Strike Price MXN 13.80, Expires 8/02/12, Broker HSBC Holdings Plc		3,775	143,317

			411,369

Over-the-Counter Interest Rate Put Swaptions – 0.1%
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker Deutsche Bank AG		6,100	161,301

Total Options Purchased (Cost – $646,804) – 0.3%			649,170

Total Investments before Options Written (Cost – $220,210,985) – 96.7%			225,747,670

Options Written	Contracts

Exchange-Traded Put Options – (0.0)%
IMM Euro Dollar Futures, Strike Price USD 98, Expires 12/16/13		510	(51,000)

	Notional Amount (000)

Over-the-Counter Put Options – (0.1)%
USD Currency, Strike Price MXN 13.80, Expires 8/02/12, Broker Barclays Plc	USD	7,680	(257,410)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker Deutsche Bank AG		12,200	(162,247)

Total Options Written (Premiums Received – $660,545) – (0.2)%			(470,657)

Total Investments Net of Options Written – 96.5%			225,277,013
Other Assets Less Liabilities – 3.5%			8,229,716

Net Assets – 100.0%			$233,506,729

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	9,470,012	(9,276,064)	193,948	$2,500

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	2,193,520	GBP	1,400,000	UBS AG	7/03/12	$ 916

EUR	145,000	NOK	1,093,390	Citigroup, Inc.	7/09/12	(224)

EUR	1,290,000	NOK	9,837,679	UBS AG	7/09/12	(20,524)

NOK	2,931,520	EUR	383,000	Citigroup, Inc.	7/09/12	7,895

NOK	7,916,226	EUR	1,052,000	UBS AG	7/09/12	(1,149)

NOK	50,500	USD	8,455	UBS AG	7/09/12	31

INR	13,886,600	USD	260,000	Deutsche Bank AG	7/17/12	(12,264)

INR	12,809,850	USD	235,000	Deutsche Bank AG	7/17/12	(6,473)

CAD	92,000	USD	89,610	Bank of New York Mellon Corp.	7/18/12	716

CAD	90,000	USD	87,756	Citigroup, Inc.	7/18/12	606

CAD	700,000	USD	677,534	Citigroup, Inc.	7/18/12	9,726

CAD	1,941,000	USD	1,944,187	Deutsche Bank AG	7/18/12	(38,512)

CAD	1,528,000	USD	1,466,894	Deutsche Bank AG	7/18/12	33,297

CHF	1,725,500	USD	1,807,030	Citigroup, Inc.	7/18/12	11,720

DKK	11,923,000	USD	2,004,018	Royal Bank of Scotland Group Plc	7/18/12	26,520

EUR	25,000	USD	31,343	Deutsche Bank AG	7/18/12	299

EUR	64,000	USD	79,976	Deutsche Bank AG	7/18/12	1,028

GBP	130,000	USD	203,324	Royal Bank of Scotland Group Plc	7/18/12	266

GBP	1,400,000	USD	2,193,446	UBS AG	7/18/12	(939)

GBP	40,000	USD	62,809	UBS AG	7/18/12	(166)

JPY	21,000,000	USD	258,378	Citigroup, Inc.	7/18/12	4,409

JPY	24,000,000	USD	301,928	Royal Bank of Scotland Group Plc	7/18/12	(1,600)

JPY	4,673,057,800	USD	56,472,475	Royal Bank of Scotland Group Plc	7/18/12	2,004,624

JPY	37,575,000	USD	473,485	UBS AG	7/18/12	(3,284)

MXN	31,960,000	USD	2,476,820	Royal Bank of Scotland Group Plc	7/18/12	(85,562)

NOK	4,796,800	USD	827,089	Deutsche Bank AG	7/18/12	(21,287)

NZD	2,637,000	USD	2,084,646	Royal Bank of Scotland Group Plc	7/18/12	23,425

PLN	5,780,500	USD	1,716,910	Royal Bank of Scotland Group Plc	7/18/12	13,929

PLN	1,457,000	USD	439,142	UBS AG	7/18/12	(2,877)

SEK	10,334,500	USD	1,541,015	UBS AG	7/18/12	(48,119)

SGD	1,178,000	USD	935,863	Royal Bank of Scotland Group Plc	7/18/12	(5,929)

USD	17,246,690	AUD	16,973,000	Citigroup, Inc.	7/18/12	(92,995)

USD	357,466	AUD	370,000	Citigroup, Inc.	7/18/12	(20,527)

USD	83,069	AUD	85,000	JPMorgan Chase & Co.	7/18/12	(3,767)

USD	541,109	CAD	555,000	UBS AG	7/18/12	(3,790)

USD	87,593	CAD	90,000	UBS AG	7/18/12	(769)

USD	1,433,410	CHF	1,311,000	Deutsche Bank AG	7/18/12	51,561

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	429,545	CHF	415,000	UBS AG	7/18/12	$ (7,883)

USD	246,059	GBP	160,000	Citigroup, Inc.	7/18/12	(4,513)

USD	757,998	GBP	475,000	Goldman Sachs Group, Inc.	7/18/12	14,112

USD	951,118	GBP	600,000	Royal Bank of Scotland Group Plc	7/18/12	11,472

USD	280,151	GBP	180,000	UBS AG	7/18/12	(1,742)

USD	760,649	GBP	475,000	UBS AG	7/18/12	16,763

USD	726,929	JPY	58,310,000	Citigroup, Inc.	7/18/12	(2,743)

USD	73,123	JPY	6,000,000	Citigroup, Inc.	7/18/12	(1,959)

USD	232,463	JPY	18,500,000	Citigroup, Inc.	7/18/12	960

USD	263,011	JPY	20,625,000	Citigroup, Inc.	7/18/12	4,916

USD	1,533,738	JPY	120,000,000	Citigroup, Inc.	7/18/12	32,098

USD	329,098	JPY	26,000,000	Royal Bank of Scotland Group Plc	7/18/12	3,742

USD	464,926	JPY	37,000,000	UBS AG	7/18/12	1,921

USD	702,168	JPY	55,895,000	UBS AG	7/18/12	2,716

USD	1,079,254	JPY	85,780,000	UBS AG	7/18/12	5,832

USD	561,424	JPY	44,195,000	UBS AG	7/18/12	8,382

USD	800,249	NOK	4,797,100	UBS AG	7/18/12	(5,604)

USD	2,131,640	NZD	2,637,000	Deutsche Bank AG	7/18/12	23,569

USD	602,020	PLN	1,946,000	Citigroup, Inc.	7/18/12	19,335

USD	184,101	PLN	589,000	Deutsche Bank AG	7/18/12	7,738

USD	261,521	PLN	829,000	Deutsche Bank AG	7/18/12	13,296

USD	1,125,327	PLN	3,874,000	JPMorgan Chase & Co.	7/18/12	(34,655)

USD	1,470,285	SEK	10,334,000	UBS AG	7/18/12	(22,539)

USD	921,147	SGD	1,178,300	Royal Bank of Scotland Group Plc	7/18/12	(9,024)

USD	588,327	ZAR	4,744,000	UBS AG	7/18/12	9,726

ZAR	4,744,000	USD	569,059	Royal Bank of Scotland Group Plc	7/18/12	9,542

EUR	1,900,000	USD	2,414,074	Citigroup, Inc.	7/25/12	(9,105)

EUR	300,000	USD	377,875	Citigroup, Inc.	7/25/12	1,857

EUR	1,000,000	USD	1,251,280	Deutsche Bank AG	7/25/12	14,493

EUR	1,000,000	USD	1,256,587	Royal Bank of Scotland Group Plc	7/25/12	9,186

EUR	590,000	USD	780,398	UBS AG	7/25/12	(33,592)

EUR	1,000,000	USD	1,295,071	UBS AG	7/25/12	(29,298)

EUR	180,000	USD	228,465	UBS AG	7/25/12	(626)

EUR	260,000	USD	326,306	UBS AG	7/25/12	2,795

EUR	290,000	USD	360,741	UBS AG	7/25/12	6,333

USD	319,287	EUR	254,000	BNP Paribas SA	7/25/12	(2,220)

USD	1,250,038	EUR	1,000,000	Citigroup, Inc.	7/25/12	(15,735)

USD	285,933	EUR	230,000	Citigroup, Inc.	7/25/12	(5,194)

USD	399,862	EUR	320,000	Citigroup, Inc.	7/25/12	(5,186)

USD	236,935	EUR	190,000	Citigroup, Inc.	7/25/12	(3,562)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2012

Schedule of Investments (continued)	BlackRock International Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	244,964	EUR	185,000	Citigroup, Inc.	7/25/12	$ 10,796

USD	794,477	EUR	600,000	Citigroup, Inc.	7/25/12	35,013

USD	22,301,400	EUR	16,895,000	Citigroup, Inc.	7/25/12	916,163

USD	1,821,886	EUR	1,392,000	Deutsche Bank AG	7/25/12	59,930

USD	22,476	EUR	18,000	JPMorgan Chase & Co.	7/25/12	(308)

USD	1,876,752	EUR	1,440,000	JPMorgan Chase & Co.	7/25/12	54,039

USD	329,663	EUR	260,000	Royal Bank of Scotland Group Plc	7/25/12	562

USD	367,036	EUR	284,000	Royal Bank of Scotland Group Plc	7/25/12	7,557

USD	1,724,643	EUR	1,310,000	Royal Bank of Scotland Group Plc	7/25/12	66,480

USD	467,384	EUR	375,000	UBS AG	7/25/12	(7,281)

USD	700,467	EUR	555,000	UBS AG	7/25/12	(2,037)

USD	652,289	EUR	515,000	UBS AG	7/25/12	416

USD	297,596	EUR	225,000	UBS AG	7/25/12	12,797

PLN	5,087,732	EUR	1,205,000	Citigroup, Inc.	8/02/12	(4,867)

MYR	4,181,000	USD	1,374,764	Royal Bank of Scotland Group Plc	8/06/12	(61,559)

EUR	1,160,000	USD	1,472,794	Citigroup, Inc.	8/09/12	(4,269)

EUR	1,140,000	USD	1,407,478	Citigroup, Inc.	8/09/12	35,727

EUR	280,000	USD	355,006	UBS AG	8/09/12	(535)

EUR	600,000	USD	755,172	UBS AG	8/09/12	4,410

EUR	600,000	USD	749,370	UBS AG	8/09/12	10,212

EUR	1,175,000	USD	1,464,567	UBS AG	8/09/12	22,398

USD	1,324,573	EUR	1,055,000	Citigroup, Inc.	8/09/12	(11,026)

USD	2,695,502	EUR	2,135,000	UBS AG	8/09/12	(7,344)

USD	2,472,896	EUR	1,910,000	UBS AG	8/09/12	54,894

USD	5,006,939	EUR	3,863,000	UBS AG	8/09/12	116,497

ZAR	5,110,000	USD	586,480	UBS AG	8/21/12	33,481

EUR	835,000	HUF	250,031,064	UBS AG	9/17/12	(37,154)

EUR	1,052,000	NOK	7,945,951	UBS AG	9/24/12	1,073

NOK	5,625,000	EUR	745,885	Royal Bank of Scotland Group Plc	9/24/12	(2,236)

MYR	2,379,158	USD	745,000	Citigroup, Inc.	9/25/12	278

NOK	4,797,100	USD	797,512	UBS AG	10/17/12	5,588

SEK	10,334,000	USD	1,466,090	UBS AG	10/17/12	22,071

SGD	1,178,300	USD	921,783	Royal Bank of Scotland Group Plc	10/17/12	8,725

USD	1,811,615	CHF	1,725,500	Citigroup, Inc.	10/17/12	(11,810)

USD	2,072,147	NZD	2,637,000	Royal Bank of Scotland Group Plc	10/17/12	(22,965)

USD	1,698,990	PLN	5,780,500	Royal Bank of Scotland Group Plc	10/17/12	(13,598)

USD	561,614	ZAR	4,744,000	Royal Bank of Scotland Group Plc	10/17/12	(9,356)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	2,207,246	DKK	13,019,000	Barclays Plc	1/02/13	$ (20,351)

Total						$3,108,226

—	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

28	Canadian Government Bonds (10 Year)	Montreal	September 2012	USD	3,807,681	$ 16,541
14	Japanese Government Bonds (10 Year)	Tokyo	September 2012	USD	25,166,197	31,696
26	Euro-Bobl	Eurex	September 2012	USD	4,142,167	(41,330)
54	Euro-Bund	Eurex	September 2012	USD	9,628,702	(210,075)

Total						$(203,168)

—	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

3	U.S. Treasury Notes (2 Year)	Chicago Board Options	September 2012	USD	660,562	$ 240
84	U.S. Treasury Notes (5 Year)	Chicago Board Options	September 2012	USD	10,413,375	(15,938)
49	U.S. Treasury Notes (10 Year)	Chicago Board Options	September 2012	USD	6,535,375	(24,369)
5	U.S. Treasury Bonds (30 Year)	Chicago Board Options	September 2012	USD	739,844	(3,850)
3	Ultra Treasury Bonds	Chicago Board Options	September 2012	USD	500,531	11,256
160	Australian Government Bonds (3 Year)	Sydney	September 2012	USD	48,944,887	36,369
16	Australian Government Bonds (10 Year)	Sydney	September 2012	USD	15,748,005	17,905
312	Euro-Schatz	Eurex	September 2012	USD	43,627,487	105,101

Total						$126,714

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	21

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

—	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation

1.60%[1]	6-month EURIBOR	Deutsche Bank AG	10/18/13	EUR	5,735	$137,100

1.52%[1]	6-month EURIBOR	Deutsche Bank AG	10/20/13	EUR	7,600	165,947

Total						$303,047

[1]	Fund pays a floating rate and receives a fixed rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

Republic of Ireland	1.00%	Deutsche Bank AG	6/20/17	USD	1,190	$(20,767)

—	Credit default swaps on single-name issues - sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation

Imperial Tobacco Group Plc	0.71%	Barclays Plc	9/20/12	BBB	EUR	1,300	$ 1,694

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$6,539,781	–	$6,539,781
Capital Trusts	–	85,118	–	85,118
Corporate Bonds	–	40,572,452	–	40,572,452
Foreign Agency Obligations	–	32,273,455	–	32,273,455
Foreign Government Obligations	–	140,099,424	–	140,099,424
Non-Agency Mortgage-Backed Securities	–	5,334,322	–	5,334,322
Short-Term Securities	$193,948	–	–	193,948

Total	$193,948	$224,904,552	–	$225,098,500

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$1,694	–	$1,694
Foreign currency exchange contracts	$916	4,301,312	–	4,302,228
Interest rate contracts	295,608	464,348	–	759,956
Liabilities:
Credit contracts	–	(20,767)	–	(20,767)
Foreign currency exchange contracts	–	(1,040,043)	–	(1,040,043)
Interest rate contracts	(346,562)	(162,247)	–	(508,809)

Total	$(50,038)	$3,544,297	–	$3,494,259

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency	$2,379,058	–	–	$2,379,058
Cash pledged as collateral for financial futures contracts	881,000	–	–	881,000
Liabilities:
Bank overdraft	–	$(74,779)	–	(74,779)
Cash received as collateral for swap contracts	–	(600,000)	–	(600,000)

Total	$3,260,058	$(674,779)	–	$2,585,279

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)
Consolidated Schedule of Investments June 30, 2012 (Unaudited)

Asset-Backed Securities		Par (000)	Value

Cayman Islands — 0.2%
AH Mortgage Advance Trust, Series SART-3, Class 1A1, 2.98%, 3/13/13 (a)	USD	5,280	$5,320,721

Netherlands — 0.2%
HIGHWAY BV, Series 2012-1, Class A, 1.48%, 3/26/24 (b)	EUR	4,000	5,073,146

United States — 8.2%
321 Henderson Receivables I LLC:
Series 2010-3A, Class A, 3.82%, 1/15/32 (a)	USD	3,507	3,572,899
Series 2012-1A, Class A, 4.21%, 8/15/41 (a)		4,484	4,532,491
AH Mortgage Advance Trust, Series SART-1, Class A1R, 2.23%, 5/10/13 (a)		2,940	2,941,729
Ally Auto Receivables Trust, Series 2010-5, Class C, 2.90%, 5/15/17 (a)		2,470	2,531,925
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17		2,000	2,108,931
Series 2011-5, Class C, 3.44%, 10/08/15		4,500	4,605,351
Series 2012-2, Class C, 2.64%, 2/08/16		2,575	2,622,113
Series 2012-2, Class D, 3.38%, 3/08/16		3,540	3,559,946
Series 2012-3, Class C, 2.42%, 4/08/18		2,540	2,539,746
Series 2012-3, Class D, 3.03%, 6/08/16		1,680	1,679,328
Capital One Multi-Asset Execution Trust,
Series 2004-3C, Class 3C, 6.63%, 4/19/17 (b)	GBP	1,500	2,398,503
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 1/15/16	USD	1,515	1,520,983
Series 2012-1, Class C, 2.20%, 1/15/16		910	917,904
Series 2012-1, Class D, 3.09%, 1/15/16		2,000	2,007,251
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.84%, 4/07/15 (a)(b)		2,320	2,320,000
Series 2012-1A, Class C, 2.24%, 5/07/15 (a)(b)		1,495	1,494,850
Credit Acceptance Auto Loan Trust:
Series 2010-1, Class A, 2.06%, 4/16/18 (a)		1,573	1,571,903
Series 2010-1, Class B, 3.63%, 10/15/18 (a)		5,450	5,459,911
Series 2011-1, Class A, 2.61%, 3/15/19 (a)		5,000	5,069,800
DT Auto Owner Trust:
Series 2011-1A, Class B, 1.94%, 7/15/12 (a)		4,657	4,661,543
Series 2011-3A, Class C, 4.03%, 2/15/14 (a)		1,840	1,867,416
Series 2011-3A, Class D, 5.83%, 11/15/14 (a)		7,295	7,456,921
Series 2012-1A, Class B, 2.26%, 2/18/14 (a)		2,500	2,500,196
Series 2012-1A, Class C, 3.38%, 7/15/14 (a)		1,400	1,400,240
Series 2012-1A, Class D, 4.94%, 5/15/15 (a)		3,285	3,289,681
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF16, Class 2A4, 0.46%, 12/25/36 (b)		11,870	5,089,452
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class D, 2.41%, 9/15/13 (a)		1,265	1,272,825
Series 2011-2, Class C, 2.37%, 9/15/13		3,025	3,029,696
Series 2011-2, Class D, 2.86%, 9/15/13		2,100	2,103,128
Series 2012-1, Class B, 1.14%, 1/15/14 (b)		1,365	1,365,347
Series 2012-1, Class C, 1.74%, 1/15/14 (b)		3,470	3,471,579

Asset-Backed Securities		Par (000)	Value

United States (continued)
Series 2012-1, Class D, 2.34%, 1/15/14 (b)	USD	3,250	$3,251,653
Series 2012-2, Class C, 2.86%, 1/15/17		815	821,657
Series 2012-2, Class D, 3.50%, 1/15/17		1,445	1,456,513
GSAA Trust, Series 2005-11, Class 2A1, 0.53%, 10/25/35 (b)		4,846	3,733,890
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 3/15/16		2,010	2,023,298
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.58%, 8/23/27 (b)		1,910	1,806,724
Series 2008-3, Class A4, 2.12%, 11/25/17 (b)		4,435	4,607,476
PFS Financing Corp.:
Series 2012-AA, Class A, 1.44%, 2/17/14 (a)(b)		3,490	3,502,733
Series 2012-AA, Class B, 1.94%, 2/17/14 (a)(b)		4,965	4,964,897
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 6/15/13 (a)		7,121	7,070,583
Series 2011-S1A, Class C, 2.01%, 6/15/13 (a)		10,602	10,512,004
Series 2011-S1A, Class D, 3.15%, 6/15/13 (a)		4,838	4,805,784
Series 2011-WO, Class C, 3.19%, 8/15/14 (a)		9,310	9,362,276
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		2,580	2,672,635
Series 2011-1, Class D, 4.01%, 2/15/17 (b)		5,000	5,094,280
Series 2011-3, Class C, 3.09%, 5/15/17		1,000	1,014,010
Series 2011-4, Class C, 3.82%, 5/15/15		445	458,484
Series 2011-S1A, Class B, 1.48%, 7/15/13 (a)		2,369	2,363,765
Series 2011-S1A, Class C, 1.89%, 5/15/13 (a)		1,136	1,126,865
Series 2011-S1A, Class D, 3.10%, 3/15/13 (a)		4,242	4,252,931
Series 2011-S2A, Class C, 2.86%, 8/15/13 (a)		145	145,601
Series 2011-S2A, Class D, 3.35%, 6/15/13 (a)		3,867	3,867,421
Series 2012-1, Class B, 2.72%, 8/15/14		1,780	1,809,063
Series 2012-1, Class C, 3.78%, 6/15/15		2,400	2,469,647
Series 2012-3, Class B, 1.94%, 12/15/16		4,175	4,177,002
Series 2012-3, Class C, 3.01%, 4/16/18		5,690	5,698,607
Series 2012-3, Class D, 3.64%, 5/15/18		4,685	4,699,702
Series 2012-4, Class C, 2.94%, 3/15/16		3,395	3,394,177
Series 2012-4, Class D, 3.50%, 7/15/16		4,590	4,589,259
Scholar Funding Trust, Series 2011-A, Class A, 1.37%, 7/28/34 (a)(b)		5,641	5,522,147
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.87%, 3/15/22 (b)		7,030	6,810,667
Series 2004-B, Class A2, 0.67%, 6/15/21 (b)		3,399	3,288,000
Series 2011-A, Class A3, 2.74%, 11/15/18 (a)(b)		4,510	4,425,771
Series 2011-C, Class A2B, 4.54%, 11/15/18 (a)		2,880	3,055,055
Series 2012-A, Class A1, 1.64%, 4/15/16 (a)(b)		2,462	2,480,208

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	23

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

United States (concluded)
Series 2012-A, Class A2, 3.83%, 4/15/18 (a)	USD	3,415	$3,532,508
Series 2012-B, Class A2, 3.48%, 9/15/17 (a)		5,000	5,132,241
Series 2012-C, Class A1, 1.34%, 1/15/16 (a)(b)		5,845	5,849,618
Series 2012-C, Class A2, 3.31%, 5/15/17 (a)		9,015	9,072,479

			245,885,219

Total Asset-Backed Securities — 8.6%			256,279,086

Collateralized Debt Obligations

Cayman Islands — 2.5%
Atrium CDO Corp., Series 5A, Class C, 2.02%, 7/20/20 (a)(b)		5,000	3,412,500
Callidus Debt Partners Fund Ltd., Series 7A, Class C, 2.72%, 1/21/21 (a)(b)		2,500	2,156,250
Capital Trust Re CDO Ltd., Series 2006-4A, Class A1, 0.55%, 10/20/43 (a)(b)		5,227	4,351,863
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16		4,000	4,022,000
ECP CLO Ltd., Series 2008-1A, Class A2, 3.47%, 3/17/22 (a)(b)		6,175	6,059,219
Fraser Sullivan CLO Ltd.:
Series 2006-2A, Class B, 0.87%, 12/20/20 (a)(b)		2,000	1,740,000
Series 2011-5A, Class D, 4.52%, 2/23/21 (a)(b)		1,000	830,000
Series 2012-7A, Class C, 4.47%, 4/20/23 (a)(b)		3,000	2,665,500
Series 2012-7A, Class D, 5.97%, 4/20/23 (a)(b)		5,000	4,250,200
Galaxy, Series 2012-12A, Class A, 2.18%, 5/19/23 (a)(b)		11,500	11,500,000
Goldentree Loan Opportunities VI Ltd.:
Series 2012-6A, Class D, 4.61%, 4/17/22 (a)(b)		4,900	4,396,770
Series 2012-6A, Class E, 5.91%, 4/17/22 (a)(b)		7,000	5,929,700
Goldman Sachs Asset Management CLO Plc,
Series 2007-1A, Class B, 0.92%, 8/01/22 (a)(b)		2,500	2,025,000
LCM LP:
Series 10A, Class C, 3.83%, 4/15/22 (a)(b)		5,000	4,750,500
Series 10A, Class E, 6.43%, 4/15/22 (a)(b)		2,000	1,689,200
Series 9A, Class E, 4.67%, 7/14/22 (a)(b)		3,000	2,284,500
Madison Park Funding I Ltd., Series 2012-8A, Class D, 5.12%, 4/22/22 (a)(b)		3,250	2,928,575
Morgan Stanley Managed ACES SPC, Series 2007-22A, Class D, 5.35%, 12/20/12 (a)(b)		4,250	4,281,875
Symphony CLO Ltd., Series 2008-6A, Class B, 4.47%, 7/16/19 (a)(b)		6,000	5,631,960

			74,905,612

United States — 0.5%
Canaras Summit CLO Ltd., Series 2007-1A, Class C, 1.27%, 6/19/21 (a)(b)		2,250	1,614,375
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.92%, 11/15/17 (b)		5,000	4,346,500

Collateralized Debt Obligations		Par (000)	Value

United States (concluded)
Morgan Stanley, Series 2007-XLC1, Class A2 0.53%, 7/17/17 (b)	USD	9,537	$8,940,836

			14,901,711

Total Collateralized Debt Obligations —3.0%			89,807,323

Corporate Bonds

Belgium — 0.0%
Ontex IV SA, 7.50%, 4/15/18	EUR	979	1,217,246

Bermuda — 0.4%
Digicel Ltd., 8.25%, 9/01/17 (a)	USD	2,345	2,386,037
Fidelity International Ltd., 7.13%, 2/13/24	GBP	6,000	9,694,569

			12,080,606

Brazil — 0.1%
OGX Austria GmbH:
8.50%, 6/01/18 (a)(c)	USD	2,265	2,015,850
8.38%, 4/01/22 (a)		2,555	2,203,687

			4,219,537

British Virgin Islands — 0.2%
HLP Finance Ltd., 4.75%, 6/25/22		7,250	7,371,800

Canada — 0.3%
MEG Energy Corp., 6.50%, 3/15/21 (a)		3,130	3,196,513
New Gold, Inc., 7.00%, 4/15/20 (a)		690	710,700
Novelis, Inc., 8.75%, 12/15/20		3,930	4,234,575

			8,141,788

Cayman Islands — 1.0%
China Overseas Grand Oceans Finance Cayman Ltd., 2.00%, 3/21/17 (d)	HKD	75,000	10,030,034
China Resources Land Ltd., 4.63%, 5/19/16	USD	3,000	3,046,344
KWG Property Holding Ltd., 13.25%, 3/22/17		3,100	3,110,385
Transocean, Inc.:
5.05%, 12/15/16		10,000	10,846,440
6.50%, 11/15/20		2,510	2,847,065

			29,880,268

Germany — 0.2%
Commerzbank AG, 6.38%, 3/22/19	EUR	3,000	3,264,996
IVG Immobilien AG, 8.00%, 5/29/49 (b)		900	421,412
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)		2,900	3,595,861

			7,282,269

Hong Kong — 0.2%
Yancoal International Resources Development Co. Ltd.:
4.46%, 5/16/17	USD	2,600	2,593,128
5.73%, 5/16/22		4,000	3,961,132

			6,554,260

Luxembourg — 0.6%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	420	430,524
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19		1,790	2,248,713
GCL Holdings SCA, 9.38%, 4/15/18		1,350	1,580,296
Intelsat Luxembourg SA, 11.50%, 2/04/17 (e)	USD	3,760	3,882,200
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	805	1,044,198
Matterhorn Mobile SA, 6.75%, 5/15/19	CHF	2,250	2,441,658

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Luxembourg (concluded)
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	3,073	$3,553,472
Spie BondCo 3 SCA, 11.00%, 8/15/19		1,780	2,190,648

			17,371,709

Netherlands – 0.7%
Allianz Finance II BV, 5.75%, 7/08/41 (b)		4,400	5,015,131
ING Bank NV:
1.14%, 5/23/16 (b)	USD	900	801,000
6.13%, 5/29/23 (b)	EUR	740	855,665
ING Verzekeringen NV, 2.69%, 6/21/21 (b)		3,360	3,984,632
LyondellBasell Industries NV, 5.75%, 4/15/24 (a)	USD	5,000	5,350,000
PostNL NV, 5.38%, 11/14/17	EUR	2,034	2,814,120
Refresco Group BV, 7.38%, 5/15/18		457	539,297

			19,359,845

Singapore – 0.4%
CapitaLand Ltd., 2.88%, 9/03/16	SGD	5,000	3,875,733
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22	USD	7,000	7,033,971

			10,909,704

Spain – 0.6%
Ayt Cedulas Cajas Global:
3.50%, 3/14/16	EUR	1,200	1,287,320
4.00%, 3/21/17		1,700	1,851,240
4.25%, 6/14/18		300	311,489
AyT Cedulas Cajas VIII Fondo de Titulizacion de Activos, 4.25%, 11/18/19		300	291,648
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75%, 6/30/25		4,500	3,107,745
Banco Santander SA:
3.25%, 2/17/15		2,900	3,499,759
4.13%, 1/09/17		2,000	2,384,374
3.63%, 4/06/17		1,900	2,203,067
Cedulas TDA 6 Fondo De Titulizacion De Activos:
3.88%, 5/23/25		1,400	999,287
4.25%, 4/10/31		1,500	982,323
Cedulas TDA 7 Fondo De Titulizacion De Activos, 3.50%, 6/20/17		100	104,283
Telefonica Emisiones SAU, 5.60%, 3/12/20	GBP	800	1,079,067

			18,101,602

Sweden – 0.1%
Verisure Holding AB, 8.75%, 9/01/18	EUR	1,647	2,000,911

Switzerland – 0.1%
Credit Suisse AG, 5.40%, 1/14/20	USD	1,365	1,419,693

United Arab Emirates – 0.0%
ICICI Bank Ltd./Dubai, 4.75%, 11/25/16 (a)		1,350	1,337,877

United Kingdom – 2.1%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	530	711,774
EC Finance Plc, 9.75%, 8/01/17	EUR	1,260	1,530,752
Eco-Bat Finance Plc, 7.75%, 2/15/17		2,645	3,305,413
Elli Finance UK Plc, 8.75%, 6/15/19	GBP	2,720	4,265,468
Enterprise Inns Plc, 6.50%, 12/06/18		985	1,195,557
Gala Group Finance Plc, 8.88%, 9/01/18		1,192	1,614,822
House of Fraser Funding Plc, 8.88%, 8/15/18		1,418	1,948,748
INEOS Finance Plc:
8.38%, 2/15/19 (a)	USD	2,450	2,535,750
7.50%, 5/01/20 (a)		805	811,037
Infinis Plc, 9.13%, 12/15/14	GBP	1,750	2,802,422
Jaguar Land Rover Plc, 8.25%, 3/15/20		1,671	2,660,211

Corporate Bonds	Par (000)		Value

United Kingdom (concluded)
Lloyds TSB Bank, Plc:
11.88%, 12/16/21 (b)	EUR	2,728	$3,771,627
5.13%, 3/07/25	GBP	5,850	10,065,149
6.50%, 9/17/40		1,650	2,601,129
Nationwide Building Society, 6.75%, 7/22/20	EUR	840	1,000,474
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	USD	2,150	2,328,826
Phones4u Finance Plc, 9.50%, 4/01/18	GBP	1,481	2,099,113
Priory Group No. 3 Plc, 7.00%, 2/15/18		1,702	2,572,285
Punch Taverns Finance Plc, 7.27%, 4/15/22		510	720,858
The Royal Bank of Scotland Plc, 5.25%, 2/21/17 (a)	USD	3,660	4,026,472
The Unique Pub Finance Co. Plc, Series A4, 5.66%, 6/30/27	GBP	4,291	4,905,843
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	USD	5,000	5,437,500

			62,911,230

United States – 15.7%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		4,280	4,718,700
American International Group, Inc., 3.80%, 3/22/17		6,338	6,460,894
ARAMARK Corp., 8.50%, 2/01/15		2,000	2,047,520
AT&T Inc., 4.88%, 6/01/44	GBP	3,075	5,003,459
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	825	862,125
Bank of America Corp., 5.70%, 1/24/22		11,040	12,158,286
Berry Petroleum Co., 6.38%, 9/15/22		2,080	2,147,600
BMC Software, Inc., 4.25%, 2/15/22		1,040	1,040,773
Building Materials Corp. of America, 6.88%, 8/15/18 (a)		2,500	2,656,250
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		3,180	3,470,175
8.50%, 2/15/20 (a)(c)		6,080	6,125,600
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		3,320	3,701,800
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21		4,200	4,473,000
Ceridian Corp., 8.88%, 7/15/19 (a)		3,715	3,835,737
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.13%, 7/15/22		2,105	2,062,900
China Resources Gas Group Ltd., 4.50%, 4/05/22		4,900	5,083,505
Choice Hotels International, Inc., 5.75%, 7/01/22		1,170	1,223,329
CIT Group, Inc., 5.50%, 2/15/19 (a)		4,000	4,110,000
Citigroup, Inc., 4.45%, 1/10/17		5,055	5,298,868
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17		9,000	9,810,000
Cliffs Natural Resources, Inc., 6.25%, 10/01/40		720	707,084
Comcast Corp., 4.65%, 7/15/42		2,900	2,901,328
Covanta Holding Corp., 6.38%, 10/01/22		2,070	2,187,978
Coventry Health Care, Inc., 5.45%, 6/15/21		10,000	11,241,060
Cricket Communications, Inc., 7.75%, 5/15/16		3,000	3,183,750
CSC Holdings LLC, 8.50%, 4/15/14		2,154	2,369,400
Delphi Corp., 6.13%, 5/15/21		2,000	2,185,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41		3,478	3,982,098
5.15%, 3/15/42		1,587	1,597,235
Discover Bank, 8.70%, 11/18/19		2,790	3,466,290
DISH DBS Corp., 5.88%, 7/15/22 (a)		1,905	1,924,050
Dollar General Corp., 4.13%, 7/15/17		3,241	3,285,564

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	25

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

United States (continued)
El Paso LLC, 7.75%, 1/15/32	USD	3,000	$3,373,050
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15		6,687	6,995,786
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		13,500	14,681,250
Energy Transfer Partners LP, 6.50%, 2/01/42		4,500	4,822,380
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		5,000	5,050,000
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		1,260	1,316,700
First Data Corp.:
7.38%, 6/15/19 (a)		3,465	3,534,300
8.88%, 8/15/20 (a)		4,000	4,330,000
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		5,110	5,679,147
2.75%, 5/15/15		7,040	7,097,123
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		3,905	3,842,044
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)(b)		5,000	5,037,500
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (a)		905	914,050
HCA, Inc., 6.50%, 2/15/20		1,485	1,609,369
HD Supply, Inc., 8.13%, 4/15/19 (a)		4,000	4,320,000
Hexion U.S. Finance Corp., 6.63%, 4/15/20		4,285	4,392,125
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20 (a)		1,140	1,148,550
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		3,900	4,075,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		5,000	5,312,500
International Paper Co.:
4.75%, 2/15/22		1,575	1,719,172
6.00%, 11/15/41		5,000	5,637,100
Jarden Corp., 8.00%, 5/01/16		5,000	5,450,000
JPMorgan Chase Bank, N.A., 6.00%, 10/01/17		14,950	16,738,349
Kraft Foods Group, Inc.:
3.50%, 6/06/22 (a)		3,909	4,011,267
5.00%, 6/04/42 (a)		1,001	1,059,434
Laredo Petroleum, Inc.:
9.50%, 2/15/19		2,875	3,205,625
7.38%, 5/01/22 (a)		935	972,400
Lawson Software, Inc., 9.38%, 4/01/19 (a)		2,180	2,327,150
Level 3 Financing, Inc., 8.13%, 7/01/19		5,410	5,552,013
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		6,000	5,880,000
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		6,260	7,215,652
7.45%, 7/15/17		13,264	16,150,963
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		110	114,125
6.63%, 11/15/20		4,400	4,334,000
MGM Resorts International:
10.38%, 5/15/14		3,170	3,574,175
11.13%, 11/15/17		6,620	7,430,950
Murray Street Investment Trust I, 4.65%, 3/09/17		5,000	5,009,645
The New York Times Co., 6.63%, 12/15/16		5,020	5,220,800
Omnicare, Inc., 7.75%, 6/01/20		2,000	2,180,000
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (a)		5,475	5,507,740
Pioneer Natural Resources Co., 7.20%, 1/15/28		9,010	11,069,740
Premier Oil, 5.11%, 5/10/18		12,700	13,049,250
QVC, Inc., 7.50%, 10/01/19 (a)		2,000	2,220,000
Range Resources Corp.:
7.25%, 5/01/18		5,620	5,957,200
5.75%, 6/01/21		1,690	1,766,050

Corporate Bonds	Par (000)		Value

United States (concluded)
Realogy Corp.:
7.88%, 2/15/19 (a)(c)	USD	1,960	$1,915,900
7.63%, 1/15/20 (a)(c)		3,425	3,536,312
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19 (a)		2,700	2,922,750
9.88%, 8/15/19 (a)		3,110	3,226,625
6.88%, 2/15/21 (a)		1,685	1,752,400
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		3,234	3,112,725
Safeway, Inc., 3.95%, 8/15/20		2,500	2,412,270
Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19		3,135	3,409,312
ServiceMaster Co., 8.00%, 2/15/20		5,030	5,476,412
Sprint Capital Corp., 6.88%, 11/15/28		4,560	3,670,800
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		7,390	8,258,325
Tiers Trust, Series 2012-01, 2.22%, 5/12/14 (a)(b)		16,590	16,590,000
TMX Finance LLC/TitleMax Finance Corp.:
13.25%, 7/15/15		1,500	1,657,500
13.25%, 7/15/15		1,000	1,105,000
TransDigm, Inc., 7.75%, 12/15/18		3,000	3,292,500
Transocean, Inc., 6.00%, 3/15/18		4,910	5,484,495
United Surgical Partners International, Inc., 9.00%, 4/01/20 (a)		1,060	1,123,600
United Technologies Corp.:
3.10%, 6/01/22		1,340	1,404,135
4.50%, 6/01/42		1,200	1,318,086
UR Merger Sub Corp.:
5.75%, 7/15/18 (a)		753	783,120
7.38%, 5/15/20 (a)		3,595	3,756,775
7.63%, 4/15/22 (a)		1,874	1,963,015
Wells Fargo & Co., 3.50%, 3/08/22		7,865	8,092,794
Western Gas Partners LP, 5.38%, 6/01/21		9,303	10,297,398
The Williams Cos., Inc., 7.88%, 9/01/21		6,500	8,209,032
Windstream Corp., 7.88%, 11/01/17		2,000	2,180,000
Zayo Escrow Corp.:
8.13%, 1/01/20 (a)		3,380	3,532,100
10.13%, 7/01/20 (a)		1,880	1,997,500

			468,686,413

Total Corporate Bonds – 22.7%			678,846,758

Floating Rate Loan Interests (b)

United States – 4.8%
ACCO Brands Corp., Term B Loan, 4.25%, 1/04/19		3,980	3,970,050
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		2,369	2,299,957
Asurion LLC (FKA Asurion Corp.), Term Loan (First Lien), 5.50%, 5/24/18		2,845	2,826,312
Avaya, Inc., Term B-1 Loan, 3.22%, 10/24/14		2,818	2,653,821
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		2,055	2,041,643
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.25%, 1/28/15		340	316,768
Term B-3 Loan, 3.25% - 3.46%, 1/28/15		2,456	2,288,133
Term B-4 Loan, 9.50%, 10/31/16		5,781	5,846,487
Term B-6 Loan, 5.50%, 1/26/18		2,160	1,920,370
Cequel Communications LLC, Term Loan, 4.00%, 2/14/19		4,324	4,230,112

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

United States (continued)
Chesapeake Energy Corp., Term Loan B, 8.50%, 12/01/17	USD	4,655	$4,613,757
Coinmach Service Corp., Term Loan, 3.25%, 11/14/14		982	930,450
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-3 Term Loan, 6.25%, 9/15/17		2,294	2,273,212
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		1,929	1,971,345
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16		3,530	3,658,589
Emdeon, Inc., Term B-1 Loan, 5.00%, 11/02/18		931	929,775
EMI Group North America Holdings, Inc. (MTL Publishing LLC), Term Loan B, 5.50%, 2/15/18		2,000	2,007,500
Federal-Mogul Corp.:
Tranche B Term Loan, 2.18% - 2.19%, 12/29/14		5,633	5,351,038
Tranche C Term Loan, 2.18% - 2.19%, 12/28/15		336	319,274
First Data Corp.:
2018 Dollar Term Loan, 4.25%, 3/23/18		3,545	3,246,744
Non Extending B-2 Term Loan, 3.00%, 9/24/14		271	260,531
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16		1,396	1,393,862
HD Supply, Inc., Term Loan, 7.25%, 10/12/17		2,000	2,011,260
INEOS U.S. Finance LLC, Term Loan B, 6.50%, 5/04/18		2,783	2,721,186
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		8,638	8,617,970
Interactive Data Corp., Term B Loan, 4.50%, 2/09/18		2,987	2,932,905
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 6.50%, 8/04/16		2,462	2,297,509
iStar Financial, Inc., Tranche A-1 Loan, 5.00%, 6/28/13		6,455	6,431,458
Laureate Education, Inc.:
Closing Date Term Loan, 3.47%, 8/15/14		1,281	1,242,713
Extended Term Loan, 5.25%, 6/15/18		192	182,853
Lawson Software, Inc. (FKA SoftBrands, Inc.), Tranche B Term Loan, 6.25%, 3/22/18		2,820	2,830,124
Level 3 Financing, Inc.:
Tranche A Term Loan, 2.49% - 2.72%, 3/13/14		5,000	4,906,250
Tranche B II Term Loan, 5.75%, 9/01/18		6,050	6,044,313
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		4,000	4,065,000
Nuveen Investments, Inc.:
Extended First-Lien Term Loan, 5.96% - 5.97%, 5/13/17		539	529,680
New Second-Lien Term Loan, 8.25%, 2/28/19		2,000	2,002,500
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), Term Loan, 6.25%, 12/05/18		995	998,731
Pierre Foods, Inc., Loan (First Lien), 7.00% - 7.50%, 9/30/16		1,478	1,481,814
Prestige Brands, Inc., Term B Loan, 5.25%, 1/31/19		894	897,015
Realogy Corp.:
Extended FL Term Loan, 4.49%, 10/10/16		4,274	4,030,192
Extended Synthetic Commitment, 0.10% - 4.40%, 10/10/16		253	238,219

Floating Rate Loan Interests	Par (000)		Value

United States (concluded)
Rexnord LLC/RBS Global, Inc., Term B Loan, 5.00%, 4/02/18	USD	6,484	$6,513,446
Reynolds Group Holdings, Inc., Tranche C Term Loan, 6.50%, 8/09/18		2,454	2,471,742
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		5,486	5,450,194
Sequa Corp.:
Term Loan, 3.72%, 12/03/14		2,570	2,510,170
Tranche 1 2011 New Term Loan, 6.25%, 12/03/14		672	671,068
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		2,500	2,351,350
Telesat Canada, U.S. Term B Loan, 4.25%, 3/28/19		5,895	5,824,260
Terex Corp., U.S. Term Loan, 5.50%, 4/28/17		993	994,366
Tronox Pigments (Netherlands) BV:
Closing Date Term Loan, 4.25%, 2/08/18		1,179	1,155,636
Delayed Draw Term Loan, 1.00% - 4.25%, 2/08/18		321	315,174
UPC Financing Partnership, Facility AB, 4.75%, 12/31/17		830	822,223
Vodafone Americas Finance 2, Inc., New Series A Loan , 6.25%, 7/11/16		5,156	5,207,813

Total Floating Rate Loan Interests – 4.8%			144,098,864

Foreign Agency Obligations

Brazil – 0.2%
Petrobras International Finance Co.:
3.88%, 1/27/16		5,420	5,595,825
5.75%, 1/20/20		410	448,490

			6,044,315

British Virgin Islands – 0.2%
CNPC General Capital Ltd.:
2.75%, 4/19/17		4,200	4,266,360
3.95%, 4/19/22		2,000	2,063,910

			6,330,270

Canada – 1.2%
Hydro Quebec:
8.40%, 1/15/22		3,800	5,497,532
8.05%, 7/07/24		14,670	21,699,585
Province of Manitoba, 1.75%, 5/30/19		7,355	7,392,209

			34,589,326

Indonesia – 0.1%
Pertamina Persero PT:
4.88%, 5/03/22		2,300	2,305,750
6.00%, 5/03/42		1,550	1,534,500

			3,840,250

Luxembourg – 0.0%
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17		1,370	1,448,775

South Korea – 0.3%
National Agricultural Cooperative Federation, 3.50%, 2/08/17 (a)		8,500	8,706,941

Total Foreign Agency Obligations – 2.0%			60,959,877

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	27

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value

Germany – 1.4%
Bundesschatzanweisungen, 1.00%, 12/14/12	EUR	2,850	$3,621,469
Federal Republic of Germany, 0.10%, 4/15/23		29,625	38,766,516

			42,387,985

Greece – 0.0%
Hellenic Republic, 18.82%, 10/15/42 (b)		287	1,233

Italy – 1.7%
Buoni Poliennali Del Tesoro, 4.75%, 6/01/17		39,800	49,398,136

Mexico – 0.0%
United Mexican States, 5.63%, 1/15/17	USD	130	151,287

Netherlands – 1.0%
Kingdom of the Netherlands, 4.50%, 7/15/17	EUR	19,370	28,378,447

Peru – 0.0%
Republic of Peru, 6.55%, 3/14/37	USD	1,080	1,469,880

Poland – 0.2%
Republic of Poland:
6.38%, 7/15/19		1,350	1,590,084
5.13%, 4/21/21		4,385	4,847,617

			6,437,701

Russia – 0.7%
Russian Federation, 7.50%, 3/31/30		17,086	20,513,431

South Africa – 0.2%
Republic of South Africa, 5.50%, 3/09/20		5,490	6,327,225

Spain – 0.2%
Autonomous Community of Madrid Spain:
3.00%, 11/05/13	CHF	1,620	1,550,619
3.00%, 7/29/14		380	338,903
Autonomous Community of Valencia Spain:
2.13%, 2/22/13		2,050	2,005,486
4.75%, 3/20/14	EUR	500	541,197
Kingdom of Spain, 4.10%, 7/30/18		2,520	2,937,353

			7,373,558

Turkey – 0.5%
Republic of Turkey:
7.00%, 3/11/19	USD	2,840	3,301,500
5.63%, 3/30/21		9,435	10,295,944

			13,597,444

Total Foreign Government Obligations – 5.9%			176,036,327

Investment Companies	Shares

BlackRock Emerging Market Debt Portfolio, BlackRock Class (f)		1,704,623	18,324,693
BlackRock Floating Rate Income Portfolio, Institutional Class (f)		11,011,697	112,429,426
iShares Gold Trust (f)		693,017	10,783,344
iShares JPMorgan USD Emerging Markets Bond Fund (f)		35,500	4,072,560
Sprott Physical Gold Trust (g)		440,103	6,069,020

Total Investment Companies – 5.1%			151,679,043

Non-Agency Mortgage-Backed Securities	Par (000)

Collateralized Mortgage Obligations – 6.2%
United Kingdom – 1.2%
Fosse Master Issuer Plc:
Series 2010-3, Class A2, 2.64%, 10/18/54 (b)	GBP	3,000	4,725,891

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (continued)
United Kingdom (concluded)
Series 2012-1A, Class 2A2, 1.73%, 10/18/15 (a)(b)	USD	5,470	$5,470,000
Gemgarto, Series 2012-1, Class A1, 2.95%, 5/14/45 (b)	GBP	2,840	4,447,855
Gosforth Funding Plc, Series 2012-1, Class A, 2.29%, 12/19/47 (b)		5,130	8,034,329
LEOFRIC Plc, Series 2012-1, Class A, 2.80%, 5/26/50 (b)		3,514	5,515,416
Permanent Master Issuer Plc, Series 2010-1X, Class 2A1, 2.32%, 7/15/42 (b)		4,500	7,022,335

			35,215,826

United States – 5.0%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.63%, 3/25/37 (b)	USD	112	107,737
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 2.49%, 12/25/35 (b)		3,246	1,915,545
Banc of America Funding Corp., Series 2005-H, Class 2A1, 2.75%, 11/20/35 (b)		550	373,384
BCAP LLC Trust:
Series 2010-RR11, Class 4A1, 5.52%, 3/27/47 (a)(b)		9,395	8,455,515
Series 2011-RR2, Class 1A1, 3.11%, 12/26/13 (a)(b)		9,230	7,614,809
Series 2011-RR9, Class 7A1, 2.45%, 5/26/15 (a)(b)		23,582	21,401,026
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 5.27%, 3/25/35 (b)		413	389,143
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		4,116	3,167,433
Series 2006-25CB, Class A2, 6.00%, 10/25/36		381	263,353
Series 2006-OA10, Class 1A1, 1.04%, 8/25/46 (b)		3,883	2,120,870
Series 2006-OA21, Class A1, 0.43%, 3/20/47 (b)		14,432	7,374,857
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		1,117	764,918
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-1, Class A2, 6.00%, 3/25/36		498	412,132
Series 2006-17, Class A6, 6.00%, 12/25/36		2,692	2,160,999
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 3.22%, 1/27/36 (a)(b)		3,897	3,759,058
Series 2011-2R, Class 1A1, 2.75%, 3/27/37 (a)(b)		3,363	3,171,163
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		5,813	5,573,485
Series 2011-4R, Class 5A1, 5.15%, 5/27/36 (a)(b)		6,650	6,241,112
Series 2011-4R, Class 6A1, 2.92%, 5/27/36 (a)(b)		3,728	3,490,135
Series 2011-5R, Class 1A1, 2.80%, 7/27/36 (a)(b)		4,245	3,880,414
Series 2011-5R, Class 2A1, 2.88%, 8/27/46 (a)(b)		8,843	7,593,869
Series 2011-5R, Class 3A1, 5.69%, 9/27/47 (a)(b)		3,177	3,052,364
Series 2011-6R, Class 5A1, 2.99%, 9/28/36 (a)(b)		6,248	5,310,941
Series 2011-6R, Class 6A1, 2.99%, 8/28/36 (a)(b)		6,255	5,316,581

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
United States (concluded)
Deutsche ALT-A Securities, Inc. Alternate Loan
Trust:
Series 2005-1, Class 1A1, 0.75%, 2/25/35 (b)	USD	243	$189,015
Series 2007-1, Class 1A3B, 0.39%, 8/25/37 (b)		24,491	15,154,530
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1, 2.60%, 9/25/35 (b)		4,769	3,454,025
FREMF Mortgage Trust, Series 2012-K706, Class C, 4.16%, 11/25/18 (a)(b)		1,205	1,046,168
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 2.76%, 1/25/35 (b)		3,809	3,340,905
Series 2005-AR2, Class 2A1, 2.86%, 4/25/35 (b)		2,169	1,957,088
IndyMac INDA Mortgage Loan Trust:
Series 2006-AR2, Class 4A1, 5.47%, 9/25/36 (b)		5,726	4,329,230
Series 2007-AR7, Class 1A1, 5.56%, 9/25/37 (b)		5,064	4,001,651
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		1,463	1,386,453
Series 2007-A1, Class 4A1, 2.88%, 7/25/35 (b)		378	360,724
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,578	1,484,171
Merrill Lynch Mortgage Investors, Inc., Series 2005-A7, Class 2A1, 5.25%, 9/25/35 (b)		404	363,073
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 2.81%, 5/25/35 (b)		3,541	2,443,782
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3, 0.44%, 7/25/36 (b)		7,387	3,313,874
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 4CB, 6.00%, 3/25/36		4,150	2,612,172
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR18, Class 2A1, 5.35%, 11/25/36 (b)		1,489	1,230,282

			150,577,986

Commercial Mortgage-Backed Securities – 5.9%
United Kingdom – 0.0%
Titan Europe Plc/Ireland, Series 2006-4FSX, Class A1, 9.14%, 9/03/14 (b)	GBP	717	1,122,990

United States – 5.9%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 1.99%, 11/15/13 (a)(b)	USD	15,397	14,588,528
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2005-3, Class A2, 4.50%, 7/10/43		478	480,557
Series 2005-6, Class AJ, 5.37%, 9/10/47 (b)		200	210,354
Series 2006-2, Class AJ, 5.95%, 5/10/45 (b)		2,000	1,789,034
Series 2007-3, Class A2, 5.80%, 7/10/12 (b)		784	787,757
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/15/15 (b)		220	229,831

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-PW17, Class A3, 5.74%, 6/11/50	USD	7,675	$8,024,519
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM, 5.35%, 12/10/16		5,700	5,824,505
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		3,640	3,230,110
Credit Suisse Mortgage Capital Certificates:
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		169	170,666
Series 2007-C3, Class A2, 5.87%, 6/15/39 (b)		88	88,116
Series 2007-C3, Class AAB, 5.87%, 6/15/39 (b)		8,710	9,215,952
Series 2010-RR1, Class 2A, 5.70%, 7/15/17 (a)(b)		1,755	1,950,205
Series 2010-RR2, Class 2A, 5.97%, 6/15/17 (a)(b)		4,720	5,223,039
Extended Stay America Trust:
Series 2010-ESHA, Class B, 4.22%, 11/05/15 (a)		1,255	1,267,039
Series 2010-ESHA, Class C, 4.86%, 11/05/15 (a)		1,525	1,541,741
Series 2010-ESHA, Class D, 5.50%, 11/05/15 (a)		1,175	1,185,927
GE Capital Commercial Mortgage Corp.:
Series 2007-C1, Class A2, 5.42%, 12/10/49		2,797	2,793,934
Series 2007-C1, Class AAB, 5.48%, 12/10/49		1,763	1,835,727
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2, 5.60%, 7/10/13		1,000	1,029,533
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB16, Class AJ, 5.62%, 5/12/45		3,550	2,660,274
Series 2007-CB18, Class A3, 5.45%, 7/12/16		2,623	2,765,372
Series 2008-C2, Class ASB, 6.13%, 4/12/17 (b)		1,680	1,791,878
Series 2011-PLSD, Class D, 5.74%, 11/13/16 (a)(b)		8,000	8,264,144
Series 2012-CBX, Class D, 5.19%, 6/15/22 (a)(b)		3,000	2,571,135
LB-UBS Commercial Mortgage Trust:
Series 2004-C8, Class C, 4.93%, 12/15/39 (b)		6,000	6,341,178
Series 2007-C1, Class AM, 5.46%, 1/15/17		4,500	4,693,739
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)		4,821	4,821,887
Morgan Stanley Capital I, Inc.:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		1,950	2,036,408
Series 2007-HQ11, Class A31, 5.44%, 2/12/44		5,000	5,260,345
Series 2007-HQ12, Class A2FX, 5.78%, 4/12/49 (b)		5,385	5,670,562
Series 2007-HQ13, Class A2, 5.65%, 11/15/16		4,750	4,795,135
Series 2007-IQ15, Class A2, 6.04%, 8/11/12 (b)		150	149,615

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	29

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2012-C4, Class C, 5.71%, 3/15/22 (a)(b)	USD	5,000	$4,941,645
Series 2012-C4, Class D, 5.71%, 3/15/22 (a)(b)		4,000	3,422,320
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 5.94%, 11/17/14 (a)(h)		11,600	10,092,000
Series 2011-IO, Class A, 2.50%, 1/23/14 (a)		2,193	2,209,786
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 5.56%, 2/11/36 (a)(b)		3,000	2,898,750
RBSCF Trust:
Series 2010-MB1, Class C, 4.83%, 4/15/15 (a)(b)		2,000	2,062,806
Series 2010-RR3, Class MSCB, 6.08%, 6/16/17 (a)(b)		3,000	3,186,435
Series 2010-RR3, Class WBTA, 6.10%, 4/16/17 (a)(b)		1,050	1,171,248
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.53%, 6/10/22		2,540	2,579,993
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A3, 6.10%, 7/15/14 (b)		6,500	6,837,480
Series 2007-C33, Class A4, 6.10%, 7/15/17 (b)		5,140	5,760,023
Series 2007-C33, Class AJ, 6.10%, 7/15/17 (b)		7,500	5,475,420
Series 2007-C34, Class A3, 5.68%, 7/15/17		3,400	3,905,141
Series 2007-C34, Class AM, 5.82%, 9/15/17 (b)		5,815	6,093,602
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class D, 4.85%, 6/15/45 (a)(b)		1,000	868,456

			174,793,851

Interest Only Commercial Mortgage-Backed Securities – 0.3%
United States – 0.3%
Commercial Mortgage Pass-Through Certificates, Series 2012-CR1, Class XA, 2.45%, 5/15/22 (b)		39,276	5,422,750
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class XA, 2.07%, 6/15/22 (b)		18,760	2,196,984

			7,619,734

Total Non-Agency Mortgage-Backed Securities – 12.4%			369,330,387

Preferred Securities

Capital Trusts

Ireland – 0.1%
XL Group Plc, 6.50% (b)(i)		4,960	4,030,000

Netherlands – 0.0%
Achmea BV, 5.13% (b)(i)	EUR	1,700	1,607,778

United States – 0.9%
American International Group, Inc., 8.18%, 5/15/68 (b)	USD	5,000	5,425,000
Capital One Capital V, 10.25%, 8/15/39		1,600	1,632,000
Capital One Capital VI, 8.88%, 5/15/40		5,085	5,167,631
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		3,380	3,358,875
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		1,615	1,614,992

Preferred Securities	Par (000)		Value

United States (concluded)
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)	USD	8,004	$8,884,440

			26,082,938

Total Capital Trusts – 1.0%			31,720,716

Preferred Stocks	Shares

United States – 0.0%
Fannie Mae, 7.75%		50,000	80,000
Freddie Mac, 8.38%		60,000	130,200

Total Preferred Stocks – 0.0%			210,200

Trust Preferreds

United States – 0.4%
Citigroup Capital XIII, 7.88%, 10/30/40		396,409	10,818,002

Total Trust Preferreds – 0.4%			10,818,002

Total Preferred Securities – 1.4%			42,748,918

Taxable Municipal Bonds	Par (000)

Allegheny County Hospital Development Authority RB, Series A, 5.38%, 11/15/40	USD	10,000	8,164,300
City of Detroit, MI Sewage Disposal System Revenue RB, Series D, AGM, 0.91%, 7/01/32 (b)		4,500	3,375,630
Colorado Health Facilities Authority RB:
5.00%, 12/01/33		5,500	5,735,840
5.00%, 12/01/42		4,770	4,878,470
Commonwealth of Pennsylvania GO, 1st Series, 5.00%, 6/01/21		9,000	11,248,650
Commonwealth of Virginia GO, Series A, 5.00%, 6/01/23		7,000	9,044,000
County of Hamilton OH RB, 5.00%, 6/01/21		4,500	4,940,595
Garden State Preservation Trust RB, Series A, 5.00%, 11/01/22		9,000	11,418,840
New Jersey Economic Development Authority RB, 5.00%, 6/15/17		9,000	10,197,630
New York State Bridge Authority RB, 5.00%, 1/01/26		7,000	8,341,830
Puerto Rico Sales Tax Financing Corp. RB, Series A, AMBAC, 5.98%, 8/01/54 (h)		45,000	3,771,450
South Carolina Transportation Infrastructure Bank RB, Series A, 5.00%, 10/01/21		9,000	10,923,120
State of California GO, 5.25%, 9/01/22		13,500	16,624,845
State of Connecticut GO, Series D, 5.00%, 11/01/22		9,000	11,125,170
State of Florida GO, 5.00%, 7/01/20		9,000	11,164,770
State of Illinois GO, AGM, 5.00%, 8/01/20		9,000	10,187,370
State of Louisiana GO, Series A, 5.00%, 8/01/21		9,000	11,223,360
State of New Jersey GO, Series Q, 5.00%, 8/15/19		8,300	10,161,773
State of Washington RB, 5.00%, 9/01/20		9,000	10,945,080
Virginia College Building Authority RB, 5.00%, 2/01/23		9,000	11,118,600
Washington Health Care Facilities Authority RB, Series A, 5.00%, 8/15/44		10,000	10,577,800

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value

Wisconsin Department of Transportation RB, Series 1, 5.00%, 7/01/21	USD 9,000	$11,202,390

Total Taxable Municipal Bonds – 6.9%		206,371,513

U.S. Government Sponsored Agency Securities

Agency Obligations – 0.2%
Fannie Mae, 2.91%, 10/09/19 (h)(j)	7,230	5,860,428

Collateralized Mortgage Obligations – 0.7%
Freddie Mac:
Series K017, Class A2, 2.87%, 12/25/21	14,155	14,776,957
Series K013, Class A2, 3.97%, 1/25/21 (b)	1,240	1,390,674
Ginnie Mae, Series 2009-63, Class AC, 4.18%, 1/16/38	3,135	3,353,102

		19,520,733

Interest Only Collateralized Mortgage Obligations – 0.1%
Freddie Mac:
Series K707, Class X1, 1.70%, 12/25/18 (b)	18,205	1,501,986
Series K009, Class X1, 1.68%, 8/25/20 (b)	29,508	2,503,003

		4,004,989

Interest Only Commercial Mortgage-Backed Securities – 0.2%
Freddie Mac:
Series K017, Class X1, 1.61%, 12/25/21 (b)	19,958	1,991,549
Series K008, Class X1, 1.84%, 6/25/20 (b)	19,678	1,896,964
Series K501, Class X1A, 1.88%, 8/25/16 (b)	28,709	1,555,581

		5,444,094

Mortgage-Backed Securities – 113.3%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/42 (k)	199,000	204,037,187
3.50%, 2/01/42-7/01/42 (k)	880,742	926,510,253
4.00%, 7/01/41-7/01/42 (k)	589,677	628,298,050
4.50%, 1/01/15-7/01/42 (k)	416,619	446,748,353
5.00%, 7/01/42 (k)	388,000	419,828,750
5.50%, 7/01/42 (k)	285,900	311,786,250
6.00%, 7/01/42 (k)	272,800	299,724,000
Ginnie Mae Mortgage-Backed Securities, 5.00%, 7/15/42 (k)	135,700	149,312,406

		3,386,245,249

Total U.S. Government Sponsored Agency Securities – 114.5%		3,421,075,493

U.S. Treasury Obligations

U.S. Treasury Bonds:
3.13%, 2/15/42	27,578	29,620,482
3.00%, 5/15/42 (c)	18,820	19,711,014
U.S. Treasury Inflation Indexed Bonds:
2.13%, 2/15/41 (j)	12,331	17,600,256
0.75%, 2/15/42	13,465	14,125,992
U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/17-1/15/22	547	578,063

U.S. Treasury Obligations	Par (000)		Value

U.S. Treasury Notes:
0.25%, 5/31/14 (c)	USD	247,570	$247,297,857
0.38%, 6/15/15 (c)		7,825	7,818,278
2.00%, 4/30/16		200	210,938
0.63%, 5/31/17 (c)		23,249	23,141,845
0.75%, 6/30/17		50,165	50,215,968
1.13%, 5/31/19 (c)		38,100	38,159,512
1.00%, 6/30/19		37,915	37,612,855
1.75%, 5/15/22 (c)		20,445	20,610,712

Total U.S. Treasury Obligations – 17.0%			506,703,772

Total Long-Term Investments
(Cost – $6,078,544,596) – 204.3%			6,103,937,361

Short-Term Securities

Borrowed Bond Agreements – 3.6%
Barclays Plc:
(0.63)%, Open	EUR	1,314	1,662,479
(0.25)%, Open		3,730	4,720,635
(0.05)%, Open	USD	6,325	6,325,000
0.00%, Open	EUR	4,048	5,122,364
0.00%, 12/27/12		5,120	6,479,271
0.02%, Open		8,815	11,154,899
0.03%, Open		2,931	3,709,191
0.05%, Open		3,045	3,853,840
0.05%, Open		1,244	1,573,730
0.05%, Open		2,403	3,041,116
0.15%, Open		1,302	1,647,577
0.15%, Open		3,110	3,935,512
0.35%, Open		1,299	1,644,229
0.38%, Open		1,896	2,398,760
1.25%, Open		2,065	2,613,321
Citigroup, Inc.:
(0.10)%, Open		14,981	18,958,808
(0.05)%, Open	USD	1,423	1,423,438
0.00%, Open	EUR	2,755	3,486,000
Credit Suisse Group AG:
(0.02)%, Open	USD	201	200,750
0.15%, Open	EUR	687	869,637
Deutsche Bank AG:
(0.05)%, Open	USD	5,875	5,875,000
(0.05)%, Open		9,023	9,022,500
UBS AG, (0.65)%, Open	EUR	6,192	7,835,358

Total Short-Term Securities
(Cost – $108,528,049) – 3.6%			107,553,415

Options Purchased	Contracts

Exchange-Traded Call Options – 0.1%
SPDR S&P 500 ETF Trust, Strike Price USD 134, Expires 7/21/12		2,345	807,853
SPDR S&P 500 ETF Trust, Strike Price USD 137, Expires 7/21/12		2,032	314,960
United States Oil Fund, Strike Price USD 34, Expires 9/22/12		4,800	499,200

			1,622,013

Exchange-Traded Put Options – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 99, Expires 9/14/12		1,801	33,769

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	31

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts			Value

Exchange-Traded Put Options (concluded)
EURO STOXX 50 (Price) Index, Strike Price EUR 2,125, Expires 7/20/12		81		$–
EURO STOXX 50 (Price) Index, Strike Price EUR 2,175, Expires 7/20/12		81		–
EURO STOXX 50 (Price) Index, Strike Price EUR 2,200, Expires 7/20/12		791		–
EURO STOXX 50 (Price) Index, Strike Price EUR 2,225, Expires 7/20/12		65		–
U.S. Treasury Bonds (30 Year), Strike Price USD 148, Expires 7/06/12		225		193,359
U.S. Treasury Notes (10 Year), Strike Price USD 131, Expires 7/27/12		1,353		147,984

				375,112

	Notional Amount (000)

Over-the-Counter Call Options – 0.0%
USD Currency, Strike Price CAD 1.01, Expires 7/24/12, Broker Goldman Sachs Group, Inc.	USD	2,126		33,490
USD Currency, Strike Price CAD 1.04, Expires 7/24/12, Broker BNP Paribas SA		2,126		7,035
USD Currency, Strike Price JPY 85, Expires 8/24/12, Broker Citigroup, Inc.		46,965		48,993
USD Currency, Strike Price JPY 85, Expires 8/24/12, Broker Goldman Sachs Group, Inc.		46,965		48,993

				138,511

Over-the-Counter Put Options – 0.0%
EUR Currency, Strike Price USD 1.25, Expires 7/09/12, Broker UBS AG	EUR	2,553		9,597
EUR Currency, Strike Price USD 1.25, Expires 7/11/12, Broker UBS AG		2,550		11,336
EUR Currency, Strike Price USD 1.25, Expires 7/25/12, Broker UBS AG		5,030		40,866
GBP Currency, Strike Price USD 1.55, Expires 7/05/12, Broker Royal Bank of Scotland Group Plc	GBP	2,082		1,651
GBP Currency, Strike Price USD 1.59, Expires 7/05/12, Broker BNP Paribas SA		2,082		37,594

				101,044

Over-the-Counter Credit Default Call Swaptions – 0.0%
Sold credit default protection on iTraxx Sub Financials Series 17 Version 1, Strike Price USD 250, Expires 7/18/12, Broker Citigroup, Inc. (l)	EUR	33,500 (m	)	201,109

Over-the-Counter Interest Rate Call Swaptions – 0.1%
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Deutsche Bank AG	USD	25,000		2,718,557

Over-the-Counter Interest Rate Put Swaptions – 0.0%
Pay a fixed rate of 1.35% and receive a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG		160,000		256
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG		131,000		204,465
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG		45,300		70,704
Pay a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG		93,300		77,719
Pay a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG		24,500		20,408

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Pay a fixed rate of 2.25% and receive a floating rate based on 3-month LIBOR, Expires 8/10/12, Broker Goldman Sachs Group, Inc.	USD	270,800	$296,174
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker Deutsche Bank AG		42,200	34
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Deutsche Bank AG		25,000	82,333
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		15,900	418,515

			1,170,608

Total Options Purchased
(Cost – $17,837,169) – 0.2%			6,326,954

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds
(Cost – $6,204,909,814) – 208.1%			6,217,817,730

TBA Sale Commitments (k)	Par (000)

Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/42		180,700	(185,273,969)
3.50%, 7/01/42		738,300	(775,907,156)
4.00%, 7/01/42		589,700	(627,299,766)
4.50%, 7/01/42		416,600	(446,728,344)
5.00%, 7/01/42		388,000	(419,828,750)
5.50%, 7/01/42		285,900	(311,786,250)
6.00%, 7/01/42		272,800	(299,724,000)
Ginnie Mae Mortgage-Backed Securities, 5.00%, 7/15/42		135,700	(149,312,406)

Total TBA Sale Commitments
(Proceeds – $3,208,919,187) – (107.6)%			(3,215,860,641)

Options Written	Contracts

Exchange-Traded Put Options – (0.0)%
U.S. Treasury Bonds (30 Year), Strike Price USD 147, Expires 7/06/12		225	(101,953)
U.S. Treasury Notes (10 Year), Strike Price USD 129.50, Expires 7/27/12		1,353	(169,125)

			(271,078)

	Notional Amount (000)

Over-the-Counter Call Options – (0.0)%
EUR Currency, Strike Price USD 1.28, Expires 7/31/12, Broker Goldman Sachs Group, Inc.	EUR	24,343	(227,337)
USD Currency, Strike Price CAD 1.01, Expires 7/24/12, Broker BNP Paribas SA	USD	2,126	(33,490)
USD Currency, Strike Price CAD 1.04, Expires 7/24/12, Broker Goldman Sachs Group, Inc.		2,126	(7,035)
USD Currency, Strike Price JPY 90, Expires 8/24/12, Broker Citigroup, Inc.		93,930	(11,249)
USD Currency, Strike Price JPY 90, Expires 8/24/12, Broker Goldman Sachs Group, Inc.		46,965	(5,625)

			(284,736)

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value

Over-the-Counter Put Options – (0.0)%
EUR Currency, Strike Price USD 1.25, Expires 7/09/12, Broker UBS AG	EUR	2,553	$(9,597)
EUR Currency, Strike Price USD 1.25, Expires 7/11/12, Broker UBS AG		2,550	(11,336)
GBP Currency, Strike Price USD 1.55, Expires 7/05/12, Broker BNP Paribas SA	GBP	2,082	(1,651)
GBP Currency, Strike Price USD 1.59, Expires 7/05/12, Broker Royal Bank of Scotland Group Plc		2,082	(37,595)

			(60,179)

Over-the-Counter Credit Default Call Swaptions – (0.0)%
Bought credit default protection on iTraxx Europe Crossover Series 17 Version 1, Strike Price USD 600, Expires 7/18/12, Broker JPMorgan Chase & Co.	EUR	2,700	(11,228)
Bought credit default protection on iTraxx Europe Crossover Series 17 Version 1, Strike Price USD 625, Expires 7/18/12, Broker Citigroup, Inc.		2,725	(19,756)
Bought credit default protection on iTraxx Europe Crossover Series 17 Version 1, Strike Price USD 625, Expires 7/18/12, Broker JPMorgan Chase & Co.		5,450	(39,513)

			(70,497)

Over-the-Counter Interest Rate Call Swaptions – (0.2)%
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc	USD	22,600	(199,178)
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Deutsche Bank AG		11,000	(96,945)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		7,200	(749,763)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase & Co.		50,000	(5,437,115)

			(6,483,001)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, Expires 9/04/12, Broker JPMorgan Chase & Co.		8,800	(4,041)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker Morgan Stanley		41,400	(39,222)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		22,600	(264,393)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Deutsche Bank AG		11,000	(128,687)
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG		24,500	(2,827)
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 7/27/12, Broker Deutsche Bank AG		93,300	(10,767)
Receive a fixed rate of 2.60% and pay a floating rate based on 3-month LIBOR, Expires 8/10/12, Broker Goldman Sachs Group, Inc.		270,800	(36,558)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		7,200	(304,183)
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase & Co.		50,000	(164,665)

Options Written	Notional Amount (000)		Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	USD	31,800	$(420,641)

			(1,375,984)

Total Options Written
(Premiums Received – $10,322,389) – (0.3)%			(8,545,475)

Borrowed Bonds	Par (000)

Corporate Bonds – (0.8)%
AT&T Inc.,
5.55%, 8/15/41		5,000	(5,959,785)
BHP Billiton Finance USA Ltd.,
6.50%, 4/01/19		5,000	(6,364,690)
Citigroup, Inc.,
4.50%, 1/14/22		9,000	(9,295,686)
Safeway, Inc.,
6.35%, 8/15/17		2,500	(2,803,235)

			(24,423,396)

Foreign Government Obligations – (2.7)%
Kingdom of Belgium,
3.25%, 9/28/16	EUR	2,955	(3,962,550)
5.50%, 9/28/17		2,460	(3,619,892)
4.25%, 9/28/21		5,065	(7,012,929)
Kingdom of Spain,
3.40%, 4/30/14		1,210	(1,503,756)
4.00%, 7/30/15-4/30/20		7,730	(9,129,780)
4.25%, 10/31/16		20,700	(24,821,139)
4.60%, 7/30/19		1,520	(1,757,599)
4.85%, 10/31/20		4,250	(4,880,669)
5.85%, 1/31/22		6,100	(7,418,440)
Portugal Obrigacoes do Tesouro OT,
4.20%, 10/15/16		750	(763,039)
Republic of France,
3.75%, 4/25/17		2,465	(3,446,695)
4.25%, 10/25/17		7,570	(10,847,268)

			(79,163,756)

U.S. Treasury Obligations – 0.0%
U.S. Treasury Notes,
0.88%, 2/28/17	USD	200	(200,887)

Total Borrowed Bonds
(Proceeds – $103,570,999) – (3.5)%			(103,788,039)

Total Investments Net of TBA Sale Commitments, Options Written, and Borrowed Bonds – 96.7%			2,889,623,575
Other Assets in Excess of Liabilities – 3.3%			98,791,624

Net Assets – 100.0%			$2,988,415,199

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	33

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012	Value at June 30, 2012	Realized Loss	Income

BlackRock Emerging Market, Debt Portfolio, BlackRock Class	1,667,264	37,359	–	1,704,623	$18,324,693	–	$400,612
BlackRock Floating Rate Income Portfolio, Institutional Class	10,757,124	254,573	–	11,011,697	$112,429,426	–	$2,612,365
BlackRock Liquidity Funds, TempFund, Institutional Class	–	1,217,923,811	1,217,923,811	–	–	–	$9,065
iShares Gold Trust	–	1,790,000	1,096,983	693,017	$10,783,344	$(127,281)	–
iShares JPMorgan USD Emerging Markets Bond Fund	35,500	–	–	35,500	$4,072,560	–	$78,412

(g)	Non-income producing security.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	All or a portion of security has been pledged as collateral in connection with swaps.
(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Corp.	$247,202,875	$268,262
Barclays Plc	$(28,914,297)	$(220,789)
BNP Paribas SA	$(52,350,000)	$(67,500)
Citigroup, Inc.	$(5,257,500)	$(450,156)
Credit Suisse Group AG	$(354,359,250)	$(1,128,390)
Deutsche Bank AG	$(25,899,625)	$(215,969)
Goldman Sachs Group, Inc.	$(284,662,469)	$153,988
JPMorgan Chase & Co.	$195,402,969	$261,461
Morgan Stanley	$95,906,000	$72,813
Nomura Securities International, Inc.	$5,839,844	$(1,372,570)
Royal Bank of Scotland Group Plc	$(12,122,031)	$(381,453)
UBS AG	$(10,102,969)	$39,758
Wells Fargo & Co.	$24,020,937	$912,062

(l)	Rated A using S&P’s rating of the underlying securities.
(m)	The maximum potential amount that the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Reverse repurchase agreements outstanding as of June 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

UBS AG	(0.50)%	2/02/12	Open	$2,896,640	$2,902,688
Deutsche Bank AG	(2.50)%	3/20/12	Open	843,979	850,000
UBS AG	(0.25)%	5/10/12	Open	5,439,673	5,441,600
UBS AG	0.00%	6/26/12	Open	902,588	902,588
Credit Suisse Group AG	0.00%	6/28/12	Open	2,279,806	2,279,806
Bank of America Corp.	0.17%	6/29/12	7/02/12	247,264,040	247,260,537
BNP Paribas SA	0.00%	6/29/12	7/02/12	24,424,492	24,424,492
BNP Paribas SA	0.01%	6/29/12	7/02/12	19,878,642	19,878,625
Credit Suisse Group AG	0.00%	6/29/12	7/02/12	25,670,177	25,670,177
Credit Suisse Group AG	0.01%	6/29/12	7/02/12	37,814,282	37,814,250
Deutsche Bank AG	0.20%	6/29/12	7/02/12	7,815,349	7,815,219

Total				$375,229,668	$375,239,982

—	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

				Credit Suisse Group
EUR	28,304,000	USD	35,895,671	AG	7/02/12	$ (76,891)
CAD	2,721,088	USD	2,669,427	BNP Paribas SA	7/03/12	3,285
USD	2,667,733	CAD	2,718,793	Citigroup, Inc.	7/03/12	(2,725)
USD	9,557,719	EUR	7,685,000	Citigroup, Inc.	7/05/12	(168,147)
AUD	17,431,277	USD	17,830,000	Citigroup, Inc.	7/09/12	(6,481)
CAD	34,840,781	USD	33,680,000	Citigroup, Inc.	7/09/12	533,645
USD	17,830,000	AUD	17,803,739	Citigroup, Inc.	7/09/12	(374,363)
USD	33,680,000	CAD	34,309,176	Citigroup, Inc.	7/09/12	(11,609)
CHF	28,136,204	EUR	23,440,000	UBS AG	7/11/12	(14,424)
EUR	11,720,000	CHF	14,075,298	Citigroup, Inc.	7/11/12	(372)
EUR	11,720,000	CHF	14,073,974	UBS AG	7/11/12	1,024
USD	115,717	AUD	113,500	Citigroup, Inc.	7/18/12	(235)
USD	187,381	AUD	182,000	Citigroup, Inc.	7/18/12	1,449
USD	352,378	CHF	335,000	Citigroup, Inc.	7/18/12	(726)
				Royal Bank of
USD	2,061,723	CHF	1,894,000	Scotland Group Plc	7/18/12	65,368
USD	1,548,127	CHF	1,481,000	UBS AG	7/18/12	(12,909)
USD	1,972,553	CHF	1,843,000	UBS AG	7/18/12	29,954
USD	907,144	GBP	561,500	Citigroup, Inc.	7/18/12	27,792
				Credit Suisse Group
USD	1,203,798	GBP	744,500	AG	7/18/12	37,854
				Goldman Sachs
USD	55,499,807	GBP	34,779,000	Group, Inc.	7/18/12	1,033,232
				Royal Bank of
USD	9,589,918	GBP	6,120,000	Scotland Group Plc	7/18/12	5,529
USD	4,731,201	GBP	2,924,500	UBS AG	7/18/12	151,210
USD	4,546,458	GBP	2,800,000	UBS AG	7/18/12	161,444
USD	9,874,866	HKD	76,631,500	UBS AG	7/18/12	(3,590)
				Royal Bank of
USD	3,683,748	SGD	4,639,500	Scotland Group Plc	7/18/12	21,242
EUR	34,538,000	USD	43,436,923	Deutsche Bank AG	7/25/12	280,349
EUR	21,363,500	USD	26,809,868	UBS AG	7/25/12	231,476

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	5,028,508	EUR	4,000,000	Bank of New York Mellon Corp.	7/25/12	$ (34,584)
USD	10,988,961	EUR	8,812,000	BNP Paribas SA	7/25/12	(165,032)
USD	4,733,337	EUR	3,786,000	BNP Paribas SA	7/25/12	(58,880)
USD	18,865,096	EUR	15,222,700	Citigroup, Inc.	7/25/12	(403,388)
USD	10,191,552	EUR	8,074,000	Citigroup, Inc.	7/25/12	(28,300)
USD	2,116,891	EUR	1,648,000	Citigroup, Inc.	7/25/12	30,897
USD	35,901,728	EUR	28,304,000	Credit Suisse Group AG	7/25/12	75,285
USD	1,184,725	EUR	934,000	Deutsche Bank AG	7/25/12	2,493
USD	85,877,912	EUR	65,610,500	HSBC Holdings Plc	7/25/12	2,829,905
USD	10,309,892	EUR	8,195,000	Royal Bank of Scotland Group Plc	7/25/12	(63,119)
USD	3,142,104	EUR	2,467,000	Royal Bank of Scotland Group Plc	7/25/12	19,442
USD	6,937,239	EUR	5,428,000	Royal Bank of Scotland Group Plc	7/25/12	66,623
USD	4,090,564	EUR	3,100,500	Royal Bank of Scotland Group Plc	7/25/12	166,035
USD	35,811,878	EUR	27,710,000	Royal Bank of Scotland Group Plc	7/25/12	737,304
USD	472,085	EUR	367,500	UBS AG	7/25/12	6,913
EUR	5,780,000	USD	7,342,392	Citigroup, Inc.	7/31/12	(25,819)
USD	14,604,165	AUD	14,540,000	UBS AG	7/31/12	(231,093)
USD	14,964,360	EUR	12,000,000	Citigroup, Inc.	7/31/12	(225,756)
USD	7,342,392	EUR	5,780,000	Citigroup, Inc.	7/31/12	25,819
USD	19,096,561	EUR	15,275,000	Deutsche Bank AG	7/31/12	(239,191)
USD	9,968,848	EUR	8,000,000	UBS AG	7/31/12	(157,896)
USD	7,070,000	JPY	561,208,116	Citigroup, Inc.	8/28/12	43,146
USD	7,151,181	CNY	46,025,000	Standard Chartered Plc	6/07/13	(42,428)
USD	7,163,424	CNY	46,025,000	Standard Chartered Plc	6/07/13	(30,185)

Total						$4,210,572

—	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

689	U.S. Treasury Bonds (30 Year)	Chicago Board Options	September 2012	USD	101,950,469	$(546,227)
302	Australian Bonds (10 Year)	Sydney	September 2012	USD	297,243,591	(259,895)
88	CBOE Volatility Index	Chicago Board Options	November 2012	USD	2,239,600	(174,805)

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

31	Euro-Bobl	Eurex	September 2012	USD	4,938,737	$ 6,175

Total						$(974,752)

—	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

612	U.S. Treasury Notes (2 Year)	Chicago Board Options	September 2012	USD	134,754,750	$ 8,291
456	U.S. Treasury Notes (5 Year)	Chicago Board Options	September 2012	USD	56,529,750	(3,083)
2,067	U.S. Treasury Notes (10 Year)	Chicago Board Options	September 2012	USD	275,686,125	170,117
466	Ultra Treasury Bonds	Chicago Board Options	September 2012	USD	77,749,187	418,523
989	Australian Bonds (3 Year)	Sydney	September 2012	USD	302,540,582	451,579
610	Australian 90-Day Bank Bill Futures	Sydney	December 2012	USD	134,509,929	148,838
499	Canadian Bankers Acceptance	Montreal	June 2013	USD	121,012,769	(529,341)
112	CBOE Volatility Index	Chicago Board Options	July 2012	USD	2,189,600	178,445
68	E-Mini S&P 500 Futures	Chicago Mercantile	September 2012	USD	4,611,760	(30,727)
1,536	Euro-Bund	Eurex	September 2012	USD	273,883,068	1,506,279
53	Euro-Buxl	Eurex	September 2012	USD	8,782,359	(77,980)
11	Euro-Schatz	Eurex	September 2012	USD	1,538,148	1,965
166	Gilt British	London	September 2012	USD	30,966,246	(158,307)

Total						$2,084,599

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	35

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

—	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.72%[1]	3-month Canadian Bankers Acceptance	Deutsche Bank AG	5/03/14	CAD	75,025	$ (326,201)
1.72%[1]	3-month Canadian Bankers Acceptance	Morgan Stanley	5/03/14	CAD	75,025	(326,201)
0.54%[2]	3-month LIBOR	Bank of America Corp.	6/26/14	USD	13,700	(2,526)
0.54%[2]	3-month LIBOR	Barclays Plc	6/26/14	USD	109,300	(19,508)
0.55%[1]	3-month LIBOR	Credit Suisse Group AG	7/03/14	USD	120,700	(2,704)
1.26%[2]	6-month EURIBOR	Deutsche Bank AG	2/14/15	EUR	2,800	29,826
1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	95,300	(2,467,299)
1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	41,200	(1,066,660)
1.08%[2]	3-month LIBOR	Credit Suisse Group AG	5/11/17	USD	14,100	106,174
1.10%[2]	3-month LIBOR	Deutsche Bank AG	5/17/17	USD	17,000	141,985
1.10%[1]	3-month LIBOR	Credit Suisse Group AG	5/18/17	USD	19,000	(154,092)
1.01%[1]	3-month LIBOR	Morgan Stanley	6/12/17	USD	158,300	(413,282)
0.98%[1]	3-month LIBOR	Deutsche Bank AG	6/29/17	USD	24,000	(16,883)
1.39%[2]	3-month LIBOR	Royal Bank of Scotland Group Plc	6/29/17	USD	17,700	371,944
2.04%[2]	6-month EURIBOR	Deutsche Bank AG	10/06/17	EUR	8,135	485,281
1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	14,000	358,194
2.88%[2]	6-month EURIBOR	Deutsche Bank AG	7/21/18	EUR	1,700	225,771
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	5,230	(734,569)
2.13%[2]	3-month LIBOR	Royal Bank of Scotland Group Plc	4/11/22	USD	8,400	320,738
2.08%[2]	3-month LIBOR	Goldman Sachs Group, Inc.	4/26/22	USD	155,300	5,009,770
3.93%[1]	3-month LIBOR	UBS AG	5/01/22	USD	19,500	(3,285,186)
1.98%[2]	3-month LIBOR	Deutsche Bank AG	5/10/22	USD	700	15,470
2.82%[1]	3-month Canadian Bankers Acceptance	Deutsche Bank AG	5/18/22	CAD	16,000	32,602
1.95%[2]	3-month LIBOR	Citigroup, Inc.	5/18/22	USD	30,000	542,879
2.86%[1]	3-month Canadian Bankers Acceptance	Morgan Stanley	5/23/22	CAD	16,000	(11,167)
1.72%[2]	3-month LIBOR	Deutsche Bank AG	6/07/22	USD	5,000	(20,784)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.81%[2]	3-month LIBOR	Citigroup, Inc.	6/22/22	USD	9,800	$ 32,074
1.76%[1]	3-month LIBOR	Citigroup, Inc.	6/25/22	USD	26,600	40,060
1.72%[1]	3-month LIBOR	Deutsche Bank AG	7/02/22	USD	26,600	172,865

Total						$(961,429)
[1]	Fund pays a fixed rate and receives a floating rate.
[2]	Fund pays a floating rate and receives a fixed rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Banco Santander SA	3.00%	Deutsche Bank AG	6/20/15	EUR	500	$ 171
USG Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	USD	5,000	(415,171)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	31,909
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD	4,020	(68,548)
Republic of Ireland	1.00%	Citigroup, Inc.	12/20/16	USD	1,600	(60,842)
Valero Energy Corp.	1.00%	Credit Suisse Group AG	12/20/16	USD	5,000	(117,917)
Republic of Ireland	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	4,000	(145,549)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	4,250	(69,143)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase & Co.	3/20/17	EUR	1,550	142,106
Republic of Ireland	1.00%	Citigroup, Inc.	3/20/17	USD	3,000	(13,448)
Republic of Ireland	1.00%	Goldman Sachs Group, Inc.	3/20/17	USD	9,000	(292,174)
Republic of Ireland	1.00%	Goldman Sachs Group, Inc.	3/20/17	USD	4,000	(127,329)
Sara Lee Corp.	1.00%	JPMorgan Chase & Co.	3/20/17	USD	2,884	(950)
Republic of Ireland	1.00%	Morgan Stanley	3/20/17	USD	7,500	(57,063)
Banco Santander SA	3.00%	Barclays Plc	6/20/17	EUR	1,300	24,507
Telekom Austria AG	1.00%	Barclays Plc	6/20/17	EUR	2,850	(9,134)
Banco Bilbao Vizcaya Argentaria SA	1.00%	BNP Paribas SA	6/20/17	EUR	3,000	82,756
Banco de Sabadell SA	5.00%	BNP Paribas SA	6/20/17	EUR	1,105	105,481

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Banco Santander SA	3.00%	BNP Paribas SA	6/20/17	EUR	100	$ (560)
Caja De Ahorros Y Pensiones De Barcelona	3.00%	BNP Paribas SA	6/20/17	EUR	1,105	74,585
Caja De Ahorros Y Pensiones De Barcelona	3.00%	BNP Paribas SA	6/20/17	EUR	820	53,136
Peugeot SA	1.00%	BNP Paribas SA	6/20/17	EUR	4,000	308,877
Peugeot SA	5.00%	BNP Paribas SA	6/20/17	EUR	1,070	47,417
PostNL NV	1.00%	BNP Paribas SA	6/20/17	EUR	2,050	140,250
Saint-Gobain Nederland BV	1.00%	BNP Paribas SA	6/20/17	EUR	3,625	99,174
UPM-Kymmene Oyj	5.00%	BNP Paribas SA	6/20/17	EUR	2,650	(45,057)
BNP Paribas SA	1.00%	Citigroup, Inc.	6/20/17	EUR	3,550	(45,625)
Banco Santander SA	3.00%	Credit Suisse Group AG	6/20/17	EUR	500	3,528
Banco Santander SA	3.00%	Deutsche Bank AG	6/20/17	EUR	1,000	(7,866)
Banco Santander SA	3.00%	Deutsche Bank AG	6/20/17	EUR	1,000	(10,531)
Telekom Austria AG	1.00%	Deutsche Bank AG	6/20/17	EUR	7,050	10,819
Banco Bilbao Vizcaya Argentaria SA	3.00%	JPMorgan Chase & Co.	6/20/17	EUR	4,017	(57,982)
Banco Bilbao Vizcaya Argentaria SA	3.00%	JPMorgan Chase & Co.	6/20/17	EUR	3,425	(48,394)
Banco Bilbao Vizcaya Argentaria SA	3.00%	JPMorgan Chase & Co.	6/20/17	EUR	1,071	(9,668)
Banco Bilbao Vizcaya Argentaria SA	3.00%	JPMorgan Chase & Co.	6/20/17	EUR	592	(8,371)
Banco Bilbao Vizcaya Argentaria SA	3.00%	JPMorgan Chase & Co.	6/20/17	EUR	185	(2,885)
Societe Generale SA	3.00%	JPMorgan Chase & Co.	6/20/17	EUR	3,550	(95,117)
Telenor ASA	1.00%	JPMorgan Chase & Co.	6/20/17	EUR	3,000	(17,244)
AXA SA	1.00%	Morgan Stanley	6/20/17	EUR	3,550	101,166
Peugeot SA	1.00%	Morgan Stanley	6/20/17	EUR	4,000	449,350
Svenska Cellulosa Aktiebolaget	1.00%	Morgan Stanley	6/20/17	EUR	3,625	20,896
Banco Santander SA	3.00%	UBS AG	6/20/17	EUR	500	(2,860)
JPMorgan Chase & Co.	1.00%	Bank of America Corp.	6/20/17	USD	15,000	(141,163)
Republic of Portugal	1.00%	Citigroup, Inc.	6/20/17	USD	6,450	(535,646)

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

People’s Republic of China	1.00%	Deutsche Bank AG	6/20/17	USD	7,225	$ (58,904)
Republic of France	0.25%	JPMorgan Chase & Co.	6/20/17	USD	13,920	(73,085)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(114,867)
AKZO Nobel NV	1.00%	BNP Paribas SA	9/20/17	EUR	1,100	(6,757)
Barclays Bank Plc	1.00%	BNP Paribas SA	9/20/17	EUR	3,000	4,287
Barclays Bank Plc	1.00%	BNP Paribas SA	9/20/17	EUR	1,365	1,951
Royal Bank of Scotland Plc	5.00%	BNP Paribas SA	9/20/17	EUR	2,520	(25,899)
Valeo SA	1.00%	BNP Paribas SA	9/20/17	EUR	5,070	(35,943)
Veolia Environnement SA	1.00%	BNP Paribas SA	9/20/17	EUR	2,500	(21,234)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR	1,510	(25,043)
UBS AG	1.00%	Citigroup, Inc.	9/20/17	EUR	2,650	(10,186)
Wolters Kluwer NV	1.00%	Citigroup, Inc.	9/20/17	EUR	1,000	(3,880)
Henkel AG & Co. KGaA	1.00%	Credit Suisse Group AG	9/20/17	EUR	1,000	(4,987)
Diageo Plc	1.00%	Deutsche Bank AG	9/20/17	EUR	1,250	(9,396)
Royal Bank of Scotland Plc	3.00%	Deutsche Bank AG	9/20/17	EUR	750	(11,840)
Bertelsmann AG	1.00%	Goldman Sachs Group, Inc.	9/20/17	EUR	2,000	(4,658)
Clariant AG	1.00%	Goldman Sachs Group, Inc.	9/20/17	EUR	2,730	11,755
Clariant AG	1.00%	JPMorgan Chase & Co.	9/20/17	EUR	3,830	31,484
Deutsche Bank AG	1.00%	JPMorgan Chase & Co.	9/20/17	EUR	4,365	(45,851)
Royal Bank of Scotland Plc	5.00%	JPMorgan Chase & Co.	9/20/17	EUR	2,500	(24,182)
WPP 2005 Ltd.	1.00%	UBS AG	9/20/17	EUR	1,000	(2,275)
Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD	3,500	(62,721)
Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD	3,500	(86,168)
People’s Republic of China	1.00%	Barclays Plc	9/20/17	USD	10,000	(1,023)
Morgan Stanley	1.00%	Credit Suisse Group AG	9/20/17	USD	5,000	(45,439)
People’s Republic of China	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	10,000	8,745
Republic of Indonesia	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	5,000	(13,483)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	37

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Progress Energy, Inc.	1.00%	Credit Suisse Group AG	12/20/17	USD	10,000	$ (24,798)

Total						$(1,364,506)

—	Credit default swaps on single-name issues - sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Hellenic Telecom- munications Organization SA	5.00%	Citigroup, Inc.	6/20/13	B-	EUR	840	$ 48,508

Hellenic Telecom- munications Organization SA	5.00%	Citigroup, Inc.	6/20/13	B-	EUR	560	(16,807)

Hellenic Telecom- munications Organization SA	5.00%	Citigroup, Inc.	6/20/13	B-	EUR	505	7,597

Hellenic Telecom- munications Organization SA	5.00%	JPMorgan Chase & Co.	6/20/13	B-	EUR	1,400	11,604

Hellenic Telecom- munications Organization SA	5.00%	JPMorgan Chase & Co.	6/20/13	B-	EUR	1,350	(226,948)

FMG Resources Property Ltd.	5.00%	Royal Bank of Scotland Group Plc	9/20/14	BB-	USD	11,300	184,087

ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	6/20/16	B	USD	1,200	66,375

Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas SA	9/20/16	BBB-	EUR	950	(127,695)

Landesbank Hessen-Thüringen Girozentrale	1.00%	BNP Paribas SA	9/20/16	AA	EUR	1,200	28,710

Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	BBB-	EUR	750	(133,559)

Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase & Co.	9/20/16	BBB-	EUR	750	(159,886)

MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	2,900	27,061

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Kinder Morgan Energy LP	1.00%	Goldman Sachs Group, Inc.	9/20/16	BBB	USD	10,000	$ (189,248)

MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	3,630	28,891

MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	2,185	1,347

MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A-	USD	2,155	5,950

MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A-	USD	1,648	(4,499)

Republic of Italy	1.00%	Citigroup, Inc.	12/20/16	BBB+	USD	1,600	(3,308)

Ford Motor Co.	5.00%	Deutsche Bank AG	12/20/16	BB+	USD	5,000	247,179

Republic of Italy	1.00%	Goldman Sachs Group, Inc.	12/20/16	BBB+	USD	4,000	(10,697)

MetLife, Inc.	1.00%	Bank of America Corp.	3/20/17	A-	USD	1,745	(29,462)

MetLife, Inc.	1.00%	Citigroup, Inc.	3/20/17	A-	USD	2,640	(44,572)

Unitymedia GmbH	5.00%	Barclays Plc	6/20/17	B-	EUR	1,750	77,216

Stora Enso Oyj	5.00%	BNP Paribas SA	6/20/17	BB	EUR	2,650	50,409

Sunrise Communi-cations Holdings SA	5.00%	Citigroup, Inc.	6/20/17	B-	EUR	1,750	43,752

Virgin Media Secured Finance Plc	5.00%	Citigroup, Inc.	6/20/17	BB-	EUR	1,750	73,166

Virgin Media Secured Finance Plc	5.00%	Citigroup, Inc.	6/20/17	BB-	EUR	1,740	28,670

Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB-	USD	920	(2,377)

Kingdom of the Netherlands	0.25%	Credit Suisse Group AG	6/20/17	AAA	USD	5,455	45,072

Kingdom of Belgium	1.00%	JPMorgan Chase & Co.	6/20/17	AA	USD	6,960	52,216

Anadarko Petroleum Corp.	1.00%	Morgan Stanley	6/20/17	BBB-	USD	14,000	35,909

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB-	USD	229	$ 408

Cooperatieve Centrale Raiffeisen- Boerenleenbank BA	1.00%	Barclays Plc	9/20/17	AA	EUR	5,380	(10,768)

France Telecom SA	1.00%	Barclays Plc	9/20/17	A-	EUR	4,100	6,098

Gas Natural SDG SA	1.00%	Barclays Plc	9/20/17	BBB	EUR	1,200	(21,981)

Gas Natural SDG SA	1.00%	Barclays Plc	9/20/17	BBB	EUR	1,000	11,681

Iberdrola SA	1.00%	Barclays Plc	9/20/17	BBB+	EUR	1,200	(16,754)

Iberdrola SA	1.00%	Barclays Plc	9/20/17	BBB+	EUR	1,000	11,825

Repsol International Finance BV	1.00%	Barclays Plc	9/20/17	BBB-	EUR	1,200	(10,404)

Repsol International Finance BV	1.00%	Barclays Plc	9/20/17	BBB-	EUR	1,000	9,815

Alstom SA	1.00%	BNP Paribas SA	9/20/17	BBB	EUR	3,530	12,227

Anheuser-Busch InBev NV	1.00%	BNP Paribas SA	9/20/17	A	EUR	1,260	1,450

Credit Suisse Group AG	1.00%	BNP Paribas SA	9/20/17	A	EUR	6,000	5,476

Lloyds TSB Bank Plc	5.00%	BNP Paribas SA	9/20/17	BBB-	EUR	2,520	46,063

Anheuser-Busch InBev NV	1.00%	Citigroup, Inc.	9/20/17	A	EUR	2,430	8,378

Vodafone Group Plc	1.00%	Citigroup, Inc.	9/20/17	A-	EUR	2,050	(8,058)

Deutsche Telekom AG	1.00%	Deutsche Bank AG	9/20/17	BBB+	EUR	1,250	7,155

E.ON AG	1.00%	Deutsche Bank AG	9/20/17	A	EUR	1,600	(403)

Lloyds TSB Bank Plc	5.00%	Deutsche Bank AG	9/20/17	BBB-	EUR	2,500	58,668

Lloyds TSB Bank Plc	3.00%	Deutsche Bank AG	9/20/17	A	EUR	750	9,759

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Alstom SA	1.00%	Goldman Sachs Group, Inc.	9/20/17	BBB	EUR	1,540	$ 9,403

Anheuser-Busch InBev NV	1.00%	Goldman Sachs Group, Inc.	9/20/17	A	EUR	1,350	(271)

Tesco Plc	1.00%	Goldman Sachs Group, Inc.	9/20/17	A-	EUR	1,800	(514)

Anheuser-Busch InBev NV	1.00%	JPMorgan Chase & Co.	9/20/17	A	EUR	1,600	5,689

Finmeccanica SpA	5.00%	UBS AG	9/20/17	BBB-	EUR	1,250	15,099

Kingdom of the Netherlands	0.25%	JPMorgan Chase & Co.	9/20/17	AAA	USD	6,960	(2,594)

Total							$262,108

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - buy protection outstanding as of June 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

iTraxx Europe Series 9 3-6%	5.00%	JPMorgan Chase & Co.	6/20/15	EUR	8,865	$ 1,127,043

CDX.EM Series 14 Version 1	5.00%	Deutsche Bank AG	12/20/15	USD	9,000	390,470

CDX.EM Series 14 Version 1	5.00%	Morgan Stanley	12/20/15	USD	4,500	204,235

iTraxx Europe Crossover Series 15 Version 1	5.00%	Credit Suisse Group AG	6/20/16	EUR	300	23,672

iTraxx Europe Crossover Series 16 Version 1	5.00%	Barclays Plc	12/20/16	EUR	3,552	(203,672)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	39

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

CDX.NA.IG
Series 17		Credit Suisse
Version 1	1.00%	Group AG	12/20/16	USD	20,000	$ (319,882)

iTraxx
Asia.XJ.IG
Series 16		Deutsche
Version 1	1.00%	Bank AG	12/20/16	USD	5,000	(227,128)

CDX.NA.IG
Series 17
Version 1	1.00%	Morgan Stanley	12/20/16	USD	45,000	(399,626)

CDX.NA.IG
Series 17
Version 1	1.00%	Morgan Stanley	12/20/16	USD	2,500	(46,843)

iTraxx Europe
Crossover
Series 17
Version 1	5.00%	Citigroup, Inc.	6/20/17	EUR	5,370	5,484

iTraxx Europe
Series 17		Deutsche
Version 1	1.00%	Bank AG	6/20/17	EUR	10,900	(25,247)

iTraxx Europe
Crossover		JPMorgan
Series 17		Chase
Version 1	5.00%	& Co.	6/20/17	EUR	2,730	(59,583)

iTraxx Europe		JPMorgan
Series 17		Chase
Version 1	1.00%	& Co.	6/20/17	EUR	10,900	(99,076)

iTraxx Sub
Financials		JPMorgan
Series 17		Chase
Version 1	1.00%	& Co.	6/20/17	EUR	6,645	(110,632)

iTraxx Sub
Financials
Series 17
Version 1	1.00%	Morgan Stanley	6/20/17	EUR	6,645	(115,625)

iTraxx Europe
Series 17
Version 1	1.00%	UBS AG	6/20/17	EUR	34,730	1,014,173

iTraxx Europe
Series 17
Version 1	1.00%	UBS AG	6/20/17	EUR	6,810	(19,605)

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

CDX.NA.IG
Series 18		Credit Suisse
Version 1	1.00%	Group AG	6/20/17	USD	86,815	$ 497,219

CDX.NA.HY
Series 18
Version 2	5.00%	Morgan Stanley	6/20/17	USD	11,237	(189)

Total						$1,635,188

—	Credit default swaps on traded indexes - sold protection outstanding as of June 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

iTraxx Europe
Series 9		JPMorgan
0-3%	5.00%	Chase & Co.	6/20/13	BBB+	EUR	7,090	$ (618,786)

iTraxx Europe
Series 9		Morgan
0-3%	5.00%	Stanley	6/20/13	BBB+	EUR	1,775	162,190

iTraxx Europe
Series 9
0-3%	5.00%	UBS AG	6/20/13	BBB+	EUR	2,650	283,688

iTraxx Europe
Crossover
Series 16		JPMorgan
Version 1	5.00%	Chase & Co.	12/20/16	BB-	EUR	2,960	27,352

iTraxx Europe
Crossover
Series 16		JPMorgan
Version 1	5.00%	Chase & Co.	12/20/16	BB-	EUR	592	5,092

CDX.NA.IG
Series 17		Credit Suisse
Version 1	1.00%	Group AG	12/20/16	BBB+	USD	83,000	(318,338)

CDX.NA.IG
Series 17		Credit Suisse
Version 1	1.00%	Group AG	12/20/16	BBB+	USD	10,000	90,249

iTraxx Europe
Crossover
Series 17		Citigroup,
Version 1	5.00%	Inc.	6/20/17	BB-	EUR	5,450	156,679

iTraxx Europe
Crossover
Series 17		Citigroup,
Version 1	5.00%	Inc.	6/20/17	BB-	EUR	5,450	32,228

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

iTraxx Europe
Crossover
Series 17		Citigroup,
Version 1	5.00%	Inc.	6/20/17	BB-	EUR	5,400	$ 51,971

iTraxx Europe
Series 17		Citigroup,
Version 1	1.00%	Inc.	6/20/17	A-	EUR	17,700	145,929

iTraxx Europe
Crossover
Series 17		Deutsche
Version 1	5.00%	Bank AG	6/20/17	BB-	EUR	5,300	123,469

iTraxx Sub
Financials
Series 17		Deutsche
Version 1	1.00%	Bank AG	6/20/17	A	EUR	10,650	(48,821)

iTraxx Europe
Series 17		Morgan
Version 1	1.00%	Stanley	6/20/17	A-	EUR	4,640	55,222

CDX.NA.IG
Series 18		Citigroup,
Version 1	1.00%	Inc.	6/20/17	BBB+	USD	86,815	(584,491)

CDX.NA.HY
Series 18		Credit Suisse
Version 2	5.00%	Group AG	6/20/17	B+	USD	29,700	490,820

CDX.NA.HY
Series 18		Credit Suisse
Version 2	5.00%	Group AG	6/20/17	B+	USD	7,425	34,574

CDX.NA.HY
Series 18		Deutsche
Version 2	5.00%	Bank AG	6/20/17	B+	USD	8,088	115,083

CDX.NA.IG		Goldman
Series 18		Sachs
Version 1	1.00%	Group, Inc.	6/20/17	BBB+	USD	55,500	186,757

—	Total return swaps outstanding as of June 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

CDX.NA.IG		Goldman
Series 18		Sachs
Version 1	1.00%	Group, Inc.	6/20/17	BBB+	USD	23,000	$ 39,993

CDX.NA.IG		Goldman
Series 18		Sachs
Version 1	1.00%	Group, Inc.	6/20/17	BBB+	USD	6,000	10,433

CDX.NA.IG
Series 18		JPMorgan
Version 1	1.00%	Chase & Co.	6/20/17	BBB+	USD	25,200	136,186

CDX.NA.HY
Series 18		Morgan
Version 2	5.00%	Stanley	6/20/17	B+	USD	16,187	119,391

CDX.NA.HY
Series 18		Morgan
Version 2	5.00%	Stanley	6/20/17	B+	USD	8,088	135,237

CDX.NA.IG		Royal Bank
Series 18		of Scotland
Version 1	1.00%	Group Plc	6/20/17	BBB+	USD	5,000	25,100

CMBX.NA		Deutsche
Series 2 AM	0.50%	Bank AG	3/15/49	A-	USD	10,000	(70,249)

CMBX.NA		Morgan
Series 3 AAA	0.08%	Stanley	12/13/49	A+	USD	4,070	154,395

CMBX.NA		Morgan
Series 4 AAA	0.35%	Stanley	2/17/51	A-	USD	4,070	125,945
Total							$1,067,298

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Change in Return of the Consumer
Price Index for All Urban Consumers	Pays	2.18%[1]	Bank of America Corp.	10/06/21	USD	14,415	$(347,964)
Return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citigroup, Inc.	1/12/41	USD	31,135	393,944
Return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citigroup, Inc.	1/12/41	USD	23,020	334
Return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase & Co.	1/12/41	USD	6,493	(4,867)

Total							$ 41,447

[1]	Net payment made at termination.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	41

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (continued)

—

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$204,715,906	$ 51,563,180	$256,279,086
Collateralized Debt Obligations	–	–	89,807,323	89,807,323
Corporate Bonds	–	649,207,508	29,639,250	678,846,758
Floating Rate Loan Interests	–	138,891,051	5,207,813	144,098,864
Foreign Agency Obligations	–	60,959,877	–	60,959,877
Foreign Government Obligations	–	176,036,327	–	176,036,327
Investment Companies	$140,895,699	–	10,783,344	151,679,043
Non-Agency Mortgage-Backed Securities	–	295,241,413	74,088,974	369,330,387
Preferred Securities	11,028,202	31,720,716	–	42,748,918
Taxable Municipal Bonds	–	206,371,513	–	206,371,513

	Level 1	Level 2	Level 3	Total

U.S. Government Sponsored Agency Securities	–	$ 3,421,075,493	–	$ 3,421,075,493
U.S. Treasury Obligations	–	506,703,772	–	506,703,772
Short-Term Securities	–	107,553,415	–	107,553,415
Liabilities:
Investments:
TBA Sale Commit- ments	–	(3,215,860,641)	–	(3,215,860,641)
Borrowed Bonds	–	(103,788,039)	–	(103,788,039)

Total	$151,923,901	$ 2,478,828,311	$261,089,884	$ 2,891,842,096

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$ 9,208,651	–	$ 9,208,651
Equity contracts	$ 1,800,458	–	–	1,800,458
Foreign currency exchange contracts	3,285	6,824,985	–	6,828,270
Interest rate contracts	3,086,879	12,169,076	–	15,255,955
Liabilities:
Credit contracts	–	(7,062,780)	$(415,171)	(7,477,951)
Equity contracts	(205,532)	–	–	(205,532)
Foreign currency exchange contracts	(79,616)	(2,643,442)	–	(2,723,058)
Interest rate contracts	(1,845,911)	(16,710,914)	–	(18,556,825)
Other contracts	–	(347,964)	–	(347,964)

Total	$ 2,759,563	$ 1,437,612	$(415,171)	$ 3,782,004

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2012

BlackRock Strategic Income Opportunities Portfolio
Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Corporate Bonds	Asset- Backed Securities	Collateralized Debt Obligations	Corporate Bonds	Floating Rate Loan Interests	Investment Companies	Non-Agency Mortgage-Backed Securities	Total

Opening balance, as of December 31, 2011	$49,066,539	$60,285,334	$12,954,000	$5,642,563	–	$72,515,152	$200,463,588
Transfers into Level 3[2]	–	–	–	–	–	–	–
Transfers out of Level 3[2]	(25,876,744)	–	–	(680,063)	–	(5,527,270)	(32,084,077)
Accrued discounts/premiums	36,053	487,237	(346)	–	–	259,969	782,913
Realized gain/loss	15,982	(1,463,703)	–	–	$(127,281)	501,402	(1,073,600)
Net change in unrealized appreciation/depreciation[3]	381,470	4,451,351	87,579	89,063	217,728	(494,373)	4,732,818
Purchases	30,832,371	77,095,207	16,598,017	156,250	27,643,413	11,519,273	163,844,531
Sales	(2,892,491)	(51,048,103)	–	–	(16,950,516)	(4,685,179)	(75,576,289)

Closing balance, as of June 30, 2012	$51,563,180	$89,807,323	$29,639,250	$5,207,813	$10,783,344	$74,088,974	$261,089,884

[2]

Transfers into and transfers out of Level 3 represent the beginning of the reporting period value. As of December 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $32,084,077 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2012 was $547,218.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts		Other Contracts
	Assets	Liabilities	Assets	Liabilities	Total

Opening balance, as of December 31, 2011	$29,138	–	–	$(56,467)	$(27,329)
Transfers into Level 3[4]	–	$132,118	–	–	132,118
Transfers out of Level 3[4]	–	–	–	–	–
Accrued discounts/premiums	–	–	–	–	–
Net realized gain (loss)	54,483	–	–	–	54,483
Net change in unrealized appreciation/depreciation[5]	(29,138)	(547,289)	–	343,368	(233,059)
Purchases	–	–	–	13,917,645	13,917,645
Issues[6]	–	–	–	(14,204,546)	(14,204,546)
Sales	(54,483)	–	–	–	(54,483)
Settlements[7]	–	–	–	–	–

Closing balance, as of June 30, 2012	–	$(415,171)	–	–	$(415,171)

[4]

Transfers into and transfers out of Level 3 represent the beginning of the reporting period value. As of December 31, 2011, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2012, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $132,118 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on swaps still held as of June 30, 2012 was $(547,289).

[6]	Issues represent upfront cash received on certain derivative financial instruments.
[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

Certain of the Fund’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of June 30,

2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency	$13,184,063	–	–	$13,184,063
Cash pledged as collateral for financial futures contracts	10,774,000	–	–	10,774,000
Cash pledged as collateral for swap contracts	12,447,000	–	–	12,447,000
Liabilities:
Reverse repurchase agreements	–	$(375,239,982)	–	(375,239,982)
Bank overdraft	–	(1,374,993)	–	(1,374,993)
Cash received as collateral for swap contracts	–	(22,720,000)	–	(22,720,000)

Total	$36,405,063	$(399,334,975)	–	$(362,929,912)

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	43

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets

Investments at value – unaffiliated[2]	$68,363,399	$225,553,722	$6,072,207,707
Investments at value – affiliated[3]	–	193,948	145,610,023
Cash	751,694	–	–
Cash pledged as collateral for financial futures contracts	–	881,000	10,774,000
Cash pledged as collateral for swap contracts	–	–	12,447,000
Foreign currency at value[4]	795,072	2,379,058	13,184,063
Investments sold receivable	5,522,426	280,627	608,183,653
Interest receivable	1,303,056	2,673,464	22,297,671
Unrealized appreciation on foreign currency exchange contracts	218,191	3,890,859	6,588,715
Swap premiums paid	213,438	234,288	23,412,984
Capital shares sold receivable	104,374	146,708	10,623,680
Unrealized appreciation on swaps	64,052	304,741	17,287,453
Receivable from advisor	504	1,795	143,645
Dividends receivable – affiliated	104	126	–
Variation margin receivable	–	127,820	4,189,921
TBA sale commitments receivable	–	–	3,208,919,187
Dividends receivable – unaffiliated	–	–	13,751
Prepaid expenses	33,557	45,812	95,627

Total assets	77,369,867	236,713,968	10,155,979,080

Liabilities

Bank overdraft	–	74,779	1,374,993
Investments purchased payable	6,192,720	438,727	3,379,366,959
Swap premiums received	292,848	–	23,193,986
Unrealized depreciation on foreign currency exchange contracts	228,398	782,633	2,378,143
Unrealized depreciation on swaps	205,642	20,767	16,607,347
Capital shares redeemed payable	56,354	202,199	8,787,040
Income dividends payable	52,078	165,444	2,607,737
Investment advisory fees payable	23,104	105,968	1,173,797
Options written at value[5]	16,777	470,657	8,545,475
Service and distribution fees payable	13,105	26,323	555,433
Other affiliates payable	2,314	15,207	147,421
Officer’s and Trustees’ fees payable	2,079	3,227	13,527
Cash received as collateral for swap contracts	–	600,000	22,720,000
Variation margin payable	–	98,242	1,480,831
TBA sale commitments at value[6]	–	–	3,215,860,641
Borrowed bonds at value[7]	–	–	103,788,039
Reverse repurchase agreements	–	–	375,239,982
Interest expense payable	–	–	2,620,599
Other accrued expenses payable	70,805	203,066	1,101,931

Total liabilities	7,156,224	3,207,239	7,167,563,881

Net Assets	$70,213,643	$233,506,729	$2,988,415,199

Net Assets Consist of

Paid-in capital	$66,217,443	$252,776,188	$3,056,718,510
Undistributed (distributions in excess of) net investment income	(521,852)	4,243,713	(3,681,741)
Accumulated net realized gain (loss)	822,634	(32,272,498)	(78,437,330)
Net unrealized appreciation/depreciation	3,695,418	8,759,326	13,815,760

Net Assets	$70,213,643	$233,506,729	$2,988,415,199

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$64,501,083	$220,017,037	$6,060,464,586
[3] Investments at cost – affiliated	–	$193,948	$144,445,228
[4] Foreign currency at cost	$785,186	$2,361,964	$13,028,466
[5] Premiums received	$25,879	$660,545	$10,322,389
[6] Proceeds from TBA sale commitments	–	–	$3,208,919,187
[7] Proceeds received from borrowed bond agreements	–	–	$103,570,999

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	JUNE 30, 2012

Statements of Assets and Liabilities (concluded)

June 30, 2012 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Asset Value

BlackRock
Net assets	$30,008,051	$19,869,031	–

Shares outstanding[8]	2,790,095	1,935,849	–

Net asset value	$10.76	$10.26	–

Institutional
Net assets	$8,974,920	$138,929,180	$1,630,986,234

Shares outstanding[8]	834,459	13,547,070	167,278,056

Net asset value	$10.76	$10.26	$9.75

Service
Net assets	–	$14,207,816	–

Shares outstanding[8]	–	1,383,016	–

Net asset value	–	$10.27	–

Investor A
Net assets	$19,972,030	$44,361,917	$903,741,665

Shares outstanding[8]	1,857,720	4,317,492	92,689,041

Net asset value	$10.75	$10.27	$9.75

Investor B
Net assets	–	$665,207	–

Shares outstanding[8]	–	64,713	–

Net asset value	–	$10.28	–

Investor C
Net assets	$11,258,642	$15,473,578	$453,687,300

Shares outstanding[8]	1,047,202	1,507,734	46,574,783

Net asset value	$10.75	$10.26	$9.74

[8] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	45

Statements of Operations

Six Months Ended June 30, 2012 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income

Interest	$1,722,620	$3,856,021	$64,831,263
Dividends – affiliated	4,255	2,500	3,100,454
Dividends – unaffiliated	–	–	391,313

Total income	1,726,875	3,858,521	68,323,030

Expenses

Investment advisory	194,234	677,669	6,908,358
Service and distribution – class specific	74,031	166,700	3,373,964
Professional	37,219	24,034	68,600
Registration	28,463	35,978	94,771
Transfer agent – class specific	25,721	208,880	1,378,953
Administration	24,279	92,410	853,136
Custodian	22,638	16,724	366,214
Officer and Trustees	9,229	11,202	36,063
Administration – class specific	8,085	30,836	259,575
Printing	4,768	3,764	92,955
Miscellaneous	11,346	19,525	88,070
Recoupment of past waived fees – class specific	1,081	1,206	–

Total expenses excluding interest expense	441,094	1,288,928	13,520,659
Interest expense[2]	–	–	3,366,428

Total expenses	441,094	1,288,928	16,887,087
Less fees waived by advisor	(57,370)	(1,238)	(4,848)
Less administration fees waived – class specific	(5,801)	(6,113)	(259,579)
Less transfer agent fees waived – class specific	(321)	(1,602)	(17,971)
Less transfer agent fees reimbursed – class specific	(2,598)	(7,435)	(664,507)

Total expenses after fees waived and reimbursed	375,004	1,272,540	15,940,182

Net investment income	1,351,871	2,585,981	52,382,848

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments – unaffiliated	697,938	2,505,828	16,062,256
Investments – affiliated	–	–	(127,281)
Options written	97,429	12,892	17,427,028
Financial futures contracts	(57,916)	270,797	(31,499,593)
Swaps	228,787	(460,136)	(2,132,646)
Borrowed bonds	–	–	(2,343,557)
Foreign currency transactions	(273,582)	(5,378,985)	5,032,449

	692,656	(3,049,604)	2,418,656

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	1,931,207	(3,017,970)	56,876,377
Investments – affiliated	–	–	2,957,273
Options written	9,102	189,888	7,641,979
Financial futures contracts	14,798	(243,035)	5,537,072
Borrowed bonds	–	–	(3,933,126)
Swaps	(247,356)	269,455	(269,893)
Foreign currency transactions	150,103	4,062,024	(5,160,404)

	1,857,854	1,260,362	63,649,278

Total realized and unrealized gain (loss)	2,550,510	(1,789,242)	66,067,934

Net Increase in Net Assets Resulting from Operations	$3,902,381	$796,739	$118,450,782

1 Consolidated Statement of Operations.

2 See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	JUNE 30, 2012

Statements of Changes in Net Assets

	BlackRock Emerging Market Debt Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations

Net investment income	$1,351,871	$2,445,593
Net realized gain (loss)	692,656	(260,013)
Net change in unrealized appreciation/depreciation	1,857,854	275,945

Net increase in net assets resulting from operations	3,902,381	2,461,525

Dividends and Distributions to Shareholders From

Net investment income:
BlackRock	(653,322)	(1,326,915)
Institutional	(170,165)	(300,280)
Investor A	(351,368)	(465,015)
Investor C	(175,138)	(321,793)
Net realized gain:
BlackRock	–	(96,881)
Institutional	–	(21,187)
Investor A	–	(50,179)
Investor C	–	(33,439)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,349,993)	(2,615,689)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	8,146,158	11,376,156

Redemption Fees

Redemption fees	–	2,138

Net Assets

Total increase in net assets	10,698,546	11,224,130
Beginning of period	59,515,097	48,290,967

End of period	$70,213,643	$59,515,097

Distributions in excess of net investment income	$(521,852)	$(523,730)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	47

Statements of Changes in Net Assets (concluded)

	BlackRock International Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012[1] (Unaudited)	Year Ended December 31, 2011

Operations

Net investment income	$2,585,981	$6,553,261	$52,382,848	$95,142,337
Net realized gain (loss)	(3,049,604)	7,546,342	2,418,656	(94,448,663)
Net change in unrealized appreciation/depreciation	1,260,362	(7,166,669)	63,649,278	(50,351,618)

Net increase (decrease) in net assets resulting from operations	796,739	6,932,934	118,450,782	(49,657,944)

Dividends and Distributions to Shareholders From

Net investment income:
BlackRock	(248,606)	(1,009,618)	–	–
Institutional	(1,633,885)	(6,990,575)	(26,655,877)	(46,957,887)
Service	(143,768)	(703,900)	–	–
Investor A	(461,170)	(2,506,314)	(14,447,655)	(29,940,798)
Investor B	(5,653)	(66,606)	–	–
Investor C	(98,571)	(712,520)	(5,839,705)	(11,068,229)
Net realized gain:
Institutional	–	–	–	(2,690,574)
Investor A	–	–	–	(1,702,385)
Investor C	–	–	–	(761,114)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,591,653)	(11,989,533)	(46,943,237)	(93,120,987)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(22,705,343)	(20,970,239)	129,675,024	1,490,254,274

Redemption Fees

Redemption fees	–	2,129	–	95,263

Net Assets

Total increase (decrease) in net assets	(24,500,257)	(26,024,709)	201,182,569	1,347,570,606
Beginning of period	258,006,986	284,031,695	2,787,232,630	1,439,662,024

End of period	$233,506,729	$258,006,986	$2,988,415,199	$2,787,232,630

Undistributed (distributions in excess of) net investment income	$4,243,713	$4,249,385	$(3,681,741)	$(9,121,352)

1 Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	JUNE 30, 2012

Financial Highlights	BlackRock Emerging Market Debt Portfolio

	BlackRock									Institutional
	Six Months Ended	Year Ended December 31,						Period		Six Months Ended	Year Ended December 31,						Period
	June 30, 2012 (Unaudited)	2011		2010		2009		February 1, 2008[1] to December 31, 2008		June 30, 2012 (Unaudited)	2011		2010		2009		February 1, 2008[1] to December 31, 2008

Per Share Operating Performance
Net asset value, beginning of period	$ 10.32	$ 10.32		$ 9.83		$ 8.39		$ 10.00		$ 10.32	$ 10.32		$ 9.83		$ 8.39		$ 10.00
Net investment income[2]	0.24	0.50		0.53		0.54		0.48		0.23	0.49		0.52		0.56		0.49
Net realized and unrealized gain (loss)	0.44	0.03	[3]	0.58	[3]	1.43	[3]	(1.61)	[3]	0.44	0.03	[3]	0.58	[3]	1.41	[3]	(1.64)	[3]
Net increase (decrease) from investment operations	0.68	0.53		1.11		1.97		(1.13)		0.67	0.52		1.10		1.97		(1.15)
Dividends and distributions from:
Net investment income	(0.24)	(0.49)		(0.54)		(0.51)		(0.48)		(0.23)	(0.48)		(0.53)		(0.52)		(0.46)
Tax return of capital	–	–		–		(0.02)		–		–	–		–		(0.01)		–
Net realized gain	–	(0.04)		(0.08)		–		–		–	(0.04)		(0.08)		–		–
Total dividends and distributions	(0.24)	(0.53)		(0.62)		(0.53)		(0.48)		(0.23)	(0.52)		(0.61)		(0.53)		(0.46)
Net asset value, end of period	$ 10.76	$ 10.32		$ 10.32		$ 9.83		$ 8.39		$ 10.76	$ 10.32		$ 10.32		$ 9.83		$ 8.39

Total Investment Return[4]
Based on net asset value	6.60%[5]	5.23%	[6]	11.51%	[6]	24.13%	[6]	(11.59)%	[5,6]	6.53%[5]	5.11%	[6]	11.45%	[6]	24.06%	[6]	(11.70)%	[5,6]

Ratios to Average Net Assets
Total expenses	1.05%[7]	1.11%		1.28%		2.29%	[8]	3.42%	[7,8]	1.15%[7]	1.20%		1.35%		2.19%	[8]	4.38%	[7,8]
Total expenses excluding recoupment of past waived fees	1.05%[7]	1.11%		1.28%		2.29%		3.42%	[7]	1.14%[7]	1.20%		1.35%		2.19%		4.38%	[7]
Total expenses after fees waived, reimbursed and paid indirectly	0.85%[7]	0.85%		0.85%		0.85%		0.84%	[7]	0.98%[7]	0.96%		0.91%		0.89%		0.96%	[7]
Net investment income	4.49%[7]	4.82%		5.11%		5.90%		5.63%	[7]	4.36%[7]	4.72%		5.04%		5.87%		6.36%	[7]

Supplemental Data
Net assets, end of period (000)	$30,008	$28,415		$ 27,321		$ 10,435		$ 8,341		$ 8,975	$ 6,497		$ 4,563		$ 2,522		$ 220
Portfolio turnover	58%	195%		164%		109%		89%		58%	195%		164%		109%		89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	49

Financial Highlights (concluded)	BlackRock Emerging Market Debt Portfolio

	Investor A							Investor C
	Six Months Ended		Year Ended December 31,				Period February 1, 2008[1] to December 31, 2008	Six Months Ended		Year Ended December 31,				Period February 1, 2008[1] to December 31, 2008
	June 30, 2012 (Unaudited)		2011	2010	2009			June 30, 2012 (Unaudited)		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$10.31		$10.31	$9.82	$8.38		$10.00	$10.31		$10.31	$9.82	$8.38		$10.00
Net investment income[2]	0.22		0.46	0.49	0.53		0.45	0.18		0.39	0.42	0.46		0.41
Net realized and unrealized gain (loss)	0.44		0.03 [3]	0.58 [3]	1.41	[3]	(1.62)[3]	0.44		0.03 [3]	0.58 [3]	1.41	[3]	(1.65)[3]
Net increase (decrease) from investment operations	0.66		0.49	1.07	1.94		(1.17)	0.62		0.42	1.00	1.87		(1.24)
Dividends and distributions from:
Net investment income	(0.22)		(0.45)	(0.50)	(0.49)		(0.45)	(0.18)		(0.38)	(0.43)	(0.42)		(0.38)
Tax return of capital	–		–	–	(0.01)		–	–		–	–	(0.01)		–
Net realized gain	–		(0.04)	(0.08)	–		–	–		(0.04)	(0.08)	–		–
Total dividends and distributions	(0.22)		(0.49)	(0.58)	(0.50)		(0.45)	(0.18)		(0.42)	(0.51)	(0.43)		(0.38)
Net asset value, end of period	$10.75		$10.31	$10.31	$9.82		$8.38	$10.75		$10.31	$10.31	$9.82		$8.38

Total Investment Return[4]
Based on net asset value	6.40%	[5]	4.81% [6]	11.13% [6]	23.75%	[6]	(11.99)%[5,6]	6.00%	[5]	4.08% [6]	10.33% [6]	22.84%	[6]	(12.61)%[5,6]

Ratios to Average Net Assets
Total expenses	1.44%	[7]	1.51%	1.67%	2.42%	[8]	4.04% [7,8]	2.25%	[7]	2.25%	2.36%	3.22%	[8]	4.62% [7,8]
Total expenses excluding recoupment of past waived fees	1.43%	[7]	1.49%	1.67%	2.42%		4.04% [7]	2.25%	[7]	2.25%	2.36%	3.22%		4.62% [7]
Total expenses after fees waived, reimbursed and paid indirectly	1.25%	[7]	1.25%	1.20%	1.16%		1.18% [7]	2.00%	[7]	1.95%	1.93%	1.89%		1.90% [7]
Net investment income	4.07%	[7]	4.38%	4.72%	5.54%		5.38% [7]	3.34%	[7]	3.72%	4.05%	4.76%		4.82% [7]

Supplemental Data
Net assets, end of period (000)	$19,972		$14,803	$8,864	$2,028		$73	$11,259		$9,799	$7,543	$2,945		$152
Portfolio turnover	58%		195%	164%	109%		89%	58%		195%	164%	109%		89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	JUNE 30, 2012

Financial Highlights	BlackRock International Bond Portfolio

	BlackRock
	Six Months Ended		Year Ended December 31,						Period		Year Ended September 30,
	June 30, 2012 (Unaudited)		2011		2010		2009		October 1, 2008 to December 31, 2008		2008		2007

Per Share Operating Performance
Net asset value, beginning of period	$10.34		$10.55		$10.55		$10.95		$11.20		$11.57		$10.98
Net investment income[1]	0.12		0.28		0.26		0.25		0.09		0.40		0.35
Net realized and unrealized gain (loss)	(0.08)		0.01	[2]	0.30	[2]	0.36	[2]	0.55	[2]	(0.38)[2]		0.57	[2]
Net increase from investment operations	0.04		0.29		0.56		0.61		0.64		0.02		0.92
Dividends from net investment income	(0.12)		(0.50)		(0.56)		(1.01)		(0.89)		(0.39)		(0.33)
Net asset value, end of period	$10.26		$10.34		$10.55		$10.55		$10.95		$11.20		$11.57

Total Investment Return[3]
Based on net asset value	0.40%	[4]	2.77%	[5]	5.54%	[5]	6.13%	[5]	5.70%	[4,5]	0.04%	[5]	8.56%	[5,6]

Ratios to Average Net Assets
Total expenses	0.75%	[7]	0.79%		0.80%		0.81%		0.81%	[7]	0.77%		0.75%
Total expenses excluding recoupment of past waived fees	0.75%	[7]	0.74%		0.80%		0.81%		0.81%	[7]	0.77%		0.75%
Total expenses after fees waived, reimbursed and paid indirectly	0.75%	[7]	0.79%		0.79%		0.78%		0.79%	[7]	0.77%		0.75%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.75%	[7]	0.79%		0.79%		0.78%		0.78%	[7]	0.76%		0.75%
Net investment income	2.38%	[7]	2.59%		2.46%		2.36%		3.11%	[7]	3.34%		3.18%

Supplemental Data
Net assets, end of period (000)	$19,869		$21,293		$21,407		$38,965		$62,415		$67,594		$87,530
Portfolio turnover	28%		82%		82%		172%	[8]	25%	[9]	151%	[10]	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	51

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional
	Six Months Ended		Year Ended December 31,						Period		Year Ended September 30,
	June 30, 2012 (Unaudited)		2011		2010		2009		October 1, 2008 to December 31, 2008		2008		2007

Per Share Operating Performance
Net asset value, beginning of period	$10.33		$10.54		$10.54		$10.94		$11.19		$11.56		$10.96
Net investment income[1]	0.12		0.27		0.24		0.24		0.08		0.40		0.35
Net realized and unrealized gain (loss)	(0.07)		0.01	[2]	0.31	[2]	0.36	[2]	0.56	[2]	(0.38)[2]		0.58	[2]
Net increase from investment operations	0.05		0.28		0.55		0.60		0.64		0.02		0.93
Dividends from net investment income	(0.12)		(0.49)		(0.55)		(1.00)		(0.89)		(0.39)		(0.33)
Net asset value, end of period	$10.26		$10.33		$10.54		$10.54		$10.94		$11.19		$11.56

Total Investment Return[3]
Based on net asset value	0.43%	[4]	2.62%	[5]	5.42%	[5]	6.06%	[5]	5.71%	[4,5]	0.02%	[5]	8.64%	[5,6]

Ratios to Average Net Assets
Total expenses	0.89%	[7]	0.90%		0.92%		0.89%		0.83%	[7]	0.79%		0.77%
Total expenses excluding recoupment of past waived fees	0.89%	[7]	0.89%		0.92%		0.89%		0.83%	[7]	0.79%		0.77%
Total expenses after fees waived, reimbursed and paid indirectly	0.89%	[7]	0.90%		0.90%		0.86%		0.83%	[7]	0.79%		0.77%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%	[7]	0.90%		0.90%		0.86%		0.82%	[7]	0.79%		0.77%
Net investment income	2.24%	[7]	2.48%		2.33%		2.30%		3.07%	[7]	3.32%		3.19%

Supplemental Data
Net assets, end of period (000)	$138,929		$150,108		$145,720		$155,656		$175,123		$180,834		$213,262
Portfolio turnover	28%		82%		82%		172%	[8]	25%	[9]	151%	[10]	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	JUNE 30, 2012

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Service
	Six Months Ended	Year Ended December 31,						Period		Year Ended September 30,
	June 30, 2012 (Unaudited)	2011		2010		2009		October 1, 2008 to December 31, 2008		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.56		$10.55		$10.96		$11.21		$11.58	$10.98
Net investment income[1]	0.10	0.25		0.21		0.21		0.08		0.36	0.32
Net realized and unrealized gain (loss)	(0.08)	0.01	[2]	0.32	[2]	0.35	[2]	0.56	[2]	(0.38)[2]	0.58	[2]
Net increase (decrease) from investment operations	0.02	0.26		0.53		0.56		0.64		(0.02)	0.90
Dividends from net investment income	(0.10)	(0.47)		(0.52)		(0.97)		(0.89)		(0.35)	(0.30)
Net asset value, end of period	$10.27	$10.35		$10.56		$10.55		$10.96		$11.21	$11.58

Total Investment Return[3]
Based on net asset value	0.20%[4]	2.48%	[5]	5.23%[5]		5.64%[5]		5.71%[4,5]		(0.30)%[5]	8.32%	[5,6]

Ratios to Average Net Assets
Total expenses	1.16%[7]	1.04%		1.17%		1.16%		1.12%[7]		1.11%	1.05%
Total expenses excluding recoupment of past waived fees	1.16%[7]	1.03%		1.17%		1.16%		1.12%[7]		1.11%	1.05%
Total expenses after fees waived, reimbursed and paid indirectly	1.16%[7]	1.04%		1.16%		1.15%		1.12%[7]		1.11%	1.05%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.16%[7]	1.04%		1.16%		1.15%		1.11%[7]		1.11%	1.05%
Net investment income	1.97%[7]	2.36%		2.06%		2.01%		2.78%[7]		2.99%	2.90%

Supplemental Data
Net assets, end of period (000)	$14,208	$15,238		$18,796		$40,084		$45,545		$50,020	$70,819
Portfolio turnover	28%	82%		82%		172%	[8]	25%	[9]	151% [10]	77%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	53

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A
	Six Months Ended		Year Ended December 31,						Period		Year Ended September 30,
	June 30, 2012 (Unaudited)		2011		2010		2009		October 1, 2008 to December 31, 2008		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.35		$10.56		$10.56		$10.96		$11.21		$11.57	$10.98
Net investment income[1]	0.10		0.24		0.21		0.21		0.08		0.35	0.31
Net realized and unrealized gain (loss)	(0.08)		0.01	[2]	0.31	[2]	0.36	[2]	0.55	[2]	(0.36)[2]	0.57	[2]
Net increase (decrease) from investment operations	0.02		0.25		0.52		0.57		0.63		(0.01)	0.88
Dividends from net investment income	(0.10)		(0.46)		(0.52)		(0.97)		(0.88)		(0.35)	(0.29)
Net asset value, end of period	$10.27		$10.35		$10.56		$10.56		$10.96		$11.21	$11.57

Total Investment Return[3]
Based on net asset value	0.18%	[4]	2.35%	[5]	5.11%	[5]	5.70%	[5]	5.68%	[4,5]	(0.29)% [5]	8.13%	[5,6]

Ratios to Average Net Assets
Total expenses	1.26%	[7]	1.20%		1.24%		1.26%		1.25%	[7]	1.19%	1.22%
Total expenses excluding recoupment of past waived fees	1.26%	[7]	1.16%		1.22%		1.26%		1.25%	[7]	1.19%	1.22%
Total expenses after fees waived, reimbursed and paid indirectly	1.20%	[7]	1.20%		1.20%		1.19%		1.19%	[7]	1.17%	1.16%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.20%	[7]	1.20%		1.20%		1.19%		1.19%	[7]	1.17%	1.16%
Net investment income	1.93%	[7]	2.21%		2.03%		1.96%		2.75%	[7]	2.90%	2.79%

Supplemental Data
Net assets, end of period (000)	$44,362		$51,646		$69,695		$106,609		$106,247		$138,912	$110,810
Portfolio turnover	28%		82%		82%		172%	[8]	25%	[9]	151% [10]	77%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	JUNE 30, 2012

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor B
	Six Months Ended		Year Ended December 31,						Period		Year Ended September 30,
	June 30, 2012 (Unaudited)		2011		2010		2009		October 1, 2008 to December 31, 2008		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.36		$10.57		$10.56		$10.96		$11.21		$11.58	$10.98
Net investment income[1]	0.06		0.16		0.12		0.11		0.05		0.25	0.22
Net realized and unrealized gain (loss)	(0.09)		0.01	[2]	0.31	[2]	0.36	[2]	0.56	[2]	(0.37)[2]	0.57	[2]
Net increase (decrease) from investment operations	(0.03)		0.17		0.43		0.47		0.61		(0.12)	0.79
Dividends from net investment income	(0.05)		(0.38)		(0.42)		(0.87)		(0.86)		(0.25)	(0.19)
Net asset value, end of period	$10.28		$10.36		$10.57		$10.56		$10.96		$11.21	$11.58

Total Investment Return[3]
Based on net asset value	(0.26)%	[4]	1.56%	[5]	4.25%	[5]	4.78%	[5]	5.46%	[4,5]	(1.18)% [5]	7.30%	[5,6]

Ratios to Average Net Assets
Total expenses	2.15%	[7]	1.96%		2.09%		2.09%		2.02%	[7]	2.00%	2.01%
Total expenses excluding recoupment of past waived fees	2.15%	[7]	1.95%		2.09%		2.09%		2.02%	[7]	2.00%	2.01%
Total expenses after fees waived, reimbursed and paid indirectly	2.06%	[7]	1.96%		2.09%		2.08%		2.02%	[7]	2.00%	2.01%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.06%	[7]	1.96%		2.09%		2.08%		2.02%	[7]	2.00%	2.01%
Net investment income	1.09%	[7]	1.46%		1.13%		1.08%		1.88%	[7]	2.11%	1.96%

Supplemental Data
Net assets, end of period (000)	$665		$1,586		$2,989		$5,132		$8,376		$9,347	$12,539
Portfolio turnover	28%		82%		82%		172%	[8]	25%	[9]	151% [10]	77%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	55

Financial Highlights (concluded)	BlackRock International Bond Portfolio

	Investor C
	Six Months
	Ended	Year Ended December 31,			Period	Year Ended September 30,
	June 30, 2012 (Unaudited)	2011	2010	2009	October 1, 2008 to December 31, 2008	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 10.34	$ 10.55	$ 10.54	$ 10.95	$ 11.20	$ 11.61	$ 11.01
Net investment income[1]	0.06	0.16	0.13	0.13	0.05	0.27	0.24
Net realized and unrealized gain (loss)	(0.09)	0.01[2]	0.32[2]	0.35[2]	0.56[2]	(0.42)[2]	0.57[2]
Net increase (decrease) from investment operations	(0.03)	0.17	0.45	0.48	0.61	(0.15)	0.81
Dividends from net investment income	(0.05)	(0.38)	(0.44)	(0.89)	(0.86)	(0.26)	(0.21)
Net asset value, end of period	$ 10.26	$ 10.34	$ 10.55	$ 10.54	$ 10.95	$ 11.20	$ 11.61

Total Investment Return[3]
Based on net asset value	(0.20)%[4]	1.57%[5]	4.39%[5]	4.80%[5]	5.50%[4,5]	(1.40)%[5]	7.41%[5,6]

Ratios to Average Net Assets
Total expenses	1.97%[7]	1.95%	1.97%	1.97%	1.93%[7]	1.88%	1.89%
Total expenses excluding recoupment of past waived fees	1.97%[7]	1.94%	1.97%	1.97%	1.93%[7]	1.88%	1.89%
Total expenses after fees waived, reimbursed and paid indirectly	1.97%[7]	1.95%	1.97%	1.95%	1.93%[7]	1.88%	1.89%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.97%[7]	1.95%	1.97%	1.95%	1.93%[7]	1.87%	1.89%
Net investment income	1.17%[7]	1.45%	1.26%	1.21%	1.98%[7]	2.23%	2.12%

Supplemental Data
Net assets, end of period (000)	$ 15,474	$18,135	$25,425	$30,491	$32,535	$ 35,742	$39,777
Portfolio turnover	28%	82%	82%	172%[8]	25%[9]	151%[10]	77%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	JUNE 30, 2012

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional								Investor A
	Six Months Ended	Year Ended December 31,						Period February 5, 2008[2]	Six Months Ended	Year Ended December 31,						Period February 5, 2008[2]
	June 30, 2012[1] (Unaudited)	2011		2010		2009		to December 31, 2008	June 30, 2012[1] (Unaudited)	2011		2010		2009		to December 31, 2008

Per Share Operating Performance
Net asset value, beginning of period	$9.51	$9.96		$9.36		$7.96		$10.00	$9.51	$9.96		$9.36		$7.97		$ 10.00
Net investment income[3]	0.19	0.39		0.45		0.56		0.62	0.18	0.37		0.43		0.53		0.59
Net realized and unrealized gain (loss)	0.22	(0.45)		0.78		1.39		(2.11)	0.22	(0.46)		0.77		1.39		(2.09)
Net increase (decrease) from investment operations	0.41	(0.06)		1.23		1.95		(1.49)	0.40	(0.09)		1.20		1.92		(1.50)
Dividends and distributions from:
Net investment income	(0.17)	(0.37)		(0.47)		(0.55)		(0.59)	(0.16)	(0.34)		(0.44)		(0.53)		(0.57)
Net realized gain	–	(0.02)		(0.16)		–		(0.00)[4]	–	(0.02)		(0.16)		–		(0.00)[4]
Total dividends and distributions	(0.17)	(0.39)		(0.63)		(0.55)		(0.59)	(0.16)	(0.36)		(0.60)		(0.53)		(0.57)
Redemption fees added to paid-in capital	–	0.00	[5]	0.00	[5]	0.00	[5]	0.04	–	0.00	[5]	0.00	[5]	0.00	[5]	0.04
Net asset value, end of period	$9.75	$9.51		$9.96		$9.36		$7.96	$9.75	$9.51		$9.96		$9.36		$ 7.97

Total Investment Return[6]
Based on net asset value	4.34%[7]	(0.73)%	[8]	13.39%	[8]	25.23%	[8]	(15.06)%[7]	4.22%[7]	(0.98)%	[8]	13.10%	[8]	24.76%	[8]	(15.13)%[7]

Ratios to Average Net Assets
Total expenses	0.94%[9,10]	1.09%	[11]	0.54%	[12]	1.54%	[13,14]	19.13%[10,13,15]	1.21%[9,10]	1.35%	[11]	0.82%	[12]	1.85%	[13,14]	16.33%[10,13,15]
Total expenses after fees waived, reimbursed and paid indirectly	0.89%[9,10]	0.92%	[11]	0.35%	[12]	0.15%	[14]	0.15%[10,15]	1.14%[9,10]	1.16%	[11]	0.61%	[12]	0.40%	[14]	0.40%[10,15]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.65%[9,10]	0.52%	[11]	0.34%	[12]	0.15%	[14]	0.15%[10,15]	0.90%[9,10]	0.77%	[11]	0.60%	[12]	0.40%	[14]	0.40%[10,15]
Net investment income	3.94%[9,10]	3.99%	[11]	4.47%	[12]	6.30%	[14]	7.51%[10,15]	3.69%[9,10]	3.74%	[11]	4.19%	[12]	6.05%	[14]	7.19%[10,15]

Supplemental Data
Net assets, end of period (000)	$1,630,986	$1,418,742		$618,274		$1,035		$244	$903,742	$903,984		$530,320		$2,351		$ 843
Portfolio turnover	413%[16]	639%	[17]	881%	[18]	128%		115%	413%[16]	639%	[17]	881%	[18]	128%		115%
[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Less than $(0.01) per share.
[5]	Less than $0.01 per share.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Aggregate total investment return.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.
[10]	Annualized.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[13]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[14]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.
[15]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.
[16]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 381%.
[17]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 477%.
[18]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2012	57

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Six Months							Period
	Ended	Year Ended December 31,						February 5, 2008[2]
	June 30, 2012[1]							to
	(Unaudited)	2011		2010		2009		December 31, 2008

Per Share Operating Performance
Net asset value, beginning of period	$ 9.50	$9.95		$9.36		$7.96		$ 10.00
Net investment income[3]	0.14	0.29		0.36		0.47		0.58
Net realized and unrealized gain (loss)	0.22	(0.45)		0.76		1.39		(2.15)
Net increase (decrease) from investment operations	0.36	(0.16)		1.12		1.86		(1.57)
Dividends and distributions from:
Net investment income	(0.12)	(0.27)		(0.37)		(0.46)		(0.51)
Net realized gain	–	(0.02)		(0.16)		–		(0.00)[4]
Total dividends and distributions	(0.12)	(0.29)		(0.53)		(0.46)		(0.51)
Redemption fees added to paid-in capital	–	0.00	[5]	0.00	[5]	0.00	[5]	0.04
Net asset value, end of period	$ 9.74	$9.50		$9.95		$9.36		$ 7.96

Total Investment Return[6]
Based on net asset value	3.83%[7]	(1.72)%	[8]	12.15%	[8]	23.99%	[8]	(15.79)%[7]

Ratios to Average Net Assets
Total expenses	1.99%[9,10]	2.11%	[11]	1.54%	[12]	2.51%	[13,14]	14.27%[10,13,15]
Total expenses after fees waived, reimbursed and paid indirectly	1.89%[9,10]	1.91%	[11]	1.34%	[12]	1.15%	[14]	1.14%[10,15]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.65%[9,10]	1.52%	[11]	1.33%	[12]	1.15%	[14]	1.14%[10,15]
Net investment income	2.95%[9,10]	2.99%	[11]	3.51%	[12]	5.32%	[14]	7.38%[10,15]

Supplemental Data
Net assets, end of period (000)	$453,687	$464,507		$291,068		$9,588		$ 2,470
Portfolio turnover	413%[16]	639%	[17]	881%	[18]	128%		115%
[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Less than $(0.01) per share.
[5]	Less than $0.01 per share.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Aggregate total investment return.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.
[10]	Annualized.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[13]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[14]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.
[15]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.
[16]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 381%.
[17]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 477%.
[18]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	JUNE 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Emerging Market Debt Portfolio (“Emerging Market Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Emerging Market Debt and Strategic Income Opportunities are classified as non-diversified funds and International Bond is classified as a diversified fund. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of Strategic Income Opportunities, which primarily invests in commodity-related instruments. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the

committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which

BLACKROCK FUNDS II	JUNE 30, 2012	59

Notes to Financial Statements (continued)

incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or

60	BLACKROCK FUNDS II	JUNE 30, 2012

Notes to Financial Statements (continued)

more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

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Notes to Financial Statements (continued)

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the

62	BLACKROCK FUNDS II	JUNE 30, 2012

Notes to Financial Statements (continued)

secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statements of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.

Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses pro rated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

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Notes to Financial Statements (continued)

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the

64	BLACKROCK FUNDS II	JUNE 30, 2012

Notes to Financial Statements (continued)

related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps – The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls

BLACKROCK FUNDS II	JUNE 30, 2012	65

Notes to Financial Statements (continued)

short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012

	Asset Derivatives

		Emerging Market Debt	International Bond	Strategic Income Opportunities

	Statements of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Swap premiums paid; Investments at value – unaffiliated[2]	$28,387	$759,956	$15,285,670

Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on foreign currency exchange contracts; Investments at value – unaffiliated[2]	234,968	4,302,228	6,828,270

Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	249,103	235,982	32,591,920

Equity contracts	Net unrealized appreciation/depreciation[1]; Investments at value – unaffiliated[2]	–	–	1,800,458

Total		$512,458	$5,298,166	$56,506,318

	Liability Derivatives

		Emerging Market Debt	International Bond	Strategic Income Opportunities

	Statements of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/ depreciation[1] Unrealized depreciation on swaps; Swap premiums received; Options written at value	$62,331	$508,809	$19,469,119

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts Options written at value	245,175	1,040,043	2,723,058

Credit contracts	Unrealized depreciation on swaps; Swap premiums received;	436,159	20,767	29,759,643

Equity contracts	Net unrealized appreciation/ depreciation[1]	–	–	205,532

Other contracts	Unrealized depreciation on swaps; Swap premiums received;	–	–	347,964

Total		$743,665	$1,569,619	$52,505,316

1Includes cumulative appreciation/depreciation of financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

2Includes options purchased at value as reported in the Schedules of Investments.

66	BLACKROCK FUNDS II	JUNE 30, 2012

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations
Six Months Ended June 30, 2012
	Net Realized Gain (Loss) From
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$ (57,916)	$ 270,797	$(27,801,041)
Swaps	202,392	(497,260)	(3,917,220)
Options[3]	–	(44,201)	(3,773,421)
Foreign currency exchange contracts:
Foreign currency transactions	(222,515)	(6,175,722)	(2,439,766)
Financial futures contracts	–	–	(1,162,923)
Options[3]	(117,758)	(7,897)	(7,893,115)
Credit contracts:
Swaps	26,395	37,124	1,087,961
Options[3]	–	–	(517,895)
Equity contracts:
Financial futures contracts	–	–	(2,535,629)
Options[3]	–	–	(3,055,304)
Other contracts:
Swaps	–	–	696,613
Total	$(169,402)	$(6,417,159)	$(51,311,740)

	Net Change in Unrealized Appreciation/Depreciation on
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$ 14,798	$ (243,035)	$ 5,430,734
Swaps	(137,356)	272,796	1,265,558
Options[3]	–	(17,948)	1,886,315
Foreign currency exchange contracts:
Foreign currency translations	144,697	3,943,999	(4,618,078)
Options[3]	43,509	232,485	(98,602)
Credit contracts:
Options[3]	–	–	(775,258)
Swaps	(110,000)	(3,341)	(269,413)
Equity contracts:
Financial futures contracts	–	–	106,338
Options[3]	–	–	(896,142)
Other contracts:
Swaps	–	–	(1,266,038)
Total	$ (44,352)	$4,184,956	$ 765,414

3Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK FUNDS II	JUNE 30, 2012	67

Notes to Financial Statements (continued)

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities

Financial futures contracts:
Average number of contracts purchased	–	159	687
Average number of contracts sold	–	695	9,686
Average notional value of contracts purchased	–	$ 53,252,525	$ 222,508,729
Average notional value of contracts sold	–	$129,559,786	$1,816,677,493
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	30	63	39
Average number of contracts - US dollars sold	25	47	11
Average US dollar amounts purchased	$18,746,408	$ 98,499,111	$ 468,429,377
Average US dollar amounts sold	$17,243,306	$112,154,337	$ 183,333,615
Options:
Average number of option contracts purchased	5	3	17
Average number of option contracts written	3	1	8
Average notional value of option contracts purchased	$ 7,491,694	133,267,500	$1,285,502,356
Average notional value of option contracts written	$ 3,219,398	124,950,000	$ 362,077,599
Average number of swaption contracts purchased	–	1	13
Average number of swaption contracts written	–	1	17
Average notional value of swaption contracts purchased	–	$6,100,000	$ 895,549,686
Average notional value of swaption contracts written	–	12,200,000	$ 705,981,169
Credit default swaps:
Average number of contracts - buy protection	6	1	80
Average number of contracts - sell protection	5	1	69
Average notional value - buy protection	$ 8,451,500	$ 1,190,000	$ 805,208,905
Average notional value - sell protection	$ 4,831,000	$ 1,689,486	$ 669,291,205
Interest rate swaps:
Average number of contracts - pays fixed rate	7	3	15
Average number of contracts - receives fixed rate	4	3	15
Average notional value - pays fixed rate	$57,622,948	$ 20,942,207	$ 325,570,504
Average notional value - receives fixed rate	$45,871,704	$ 7,081,606	$ 544,936,738
Total return swaps:
Average number of contracts	–	–	6
Average notional value	–	–	$ 100,554,500

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Emerging Market Debt	International Bond and Strategic Income Opportunities

Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee

First $1 Billion	0.600%	0.550%
$1 Billion – $2 Billion	0.550%	0.500%
$2 Billion – $3 Billion	0.525%	0.475%
Greater than $3 Billion	0.500%	0.450%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses.

The expense limitations as a percentage of average daily net assets is as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities

	Contractual[1]	Contractual[1]	Contractual[1]
BlackRock	0.85%	0.79%	N/A
Institutional	1.00%	1.03%[2]	0.65%
Service	N/A	1.33%	N/A
Investor A	1.25%	1.20%	0.90%
Investor B	N/A	2.25%	N/A
Investor C	2.00%	2.25%	1.65%
Class R	N/A	1.98%[3]	N/A

1The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2013 unless approved by the Board, including a majority of the non-interested Trustees.

2International Bond – Institutional Shares currently has a voluntary expense limitation of 0.90% which may be reduced or discontinued at any time.

3There were no shares outstanding as of June 30, 2012.

These amounts are included in fees waived by advisor, and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations.

68	BLACKROCK FUNDS II	JUNE 30, 2012

Notes to Financial Statements (continued)

For the six months ended June 30, 2012, the amounts included in fees waived by advisor were as follows:

Emerging Market Debt	$55,294

Class specific expense waivers or reimbursements are as follows:

	Administration Fees Waived

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities

BlackRock	$3,641	–	–
Institutional	17	$ 265	$112,067
Investor A	829	5,816	90,438
Investor B	–	32	–
Investor C	1,314	–	57,074

Total	$5,801	$6,113	$259,579

	Transfer Agent Fees Waived

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities

BlackRock	$ 49	–	–
Institutional	1	–	$ 5,678
Investor A	28	$1,557	7,954
Investor B	–	45	–
Investor C	243	–	4,339

Total	$321	$1,602	$17,971

	Transfer Agent Fees Reimbursed

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities

BlackRock	$ 49	–	–
Institutional	16	–	$299,376
Investor A	218	$7,093	194,250
Investor B	–	342	–
Investor C	2,315	–	170,881

Total	$2,598	$7,435	$664,507

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2012, the amounts waived were as follows:

Emerging Market Debt	$2,076
International Bond	$1,238
Strategic Income Opportunities	$4,848

The Manager entered into a sub-advisory agreement with respect to each Fund with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BFM and BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	Emerging Market Debt	International Bond

BlackRock	–	$ 542
Institutional	$ 437	–
Investor A	644	664

Total	$1,081	$1,206

On June 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,

	2012	2013	2014

Emerging Market Debt	$144,588	$ 138,542	$ 64,015
International Bond	$ 25,150	$ 78	$ 14,886
Strategic Income Opportunities	–	$1,587,931	$942,057

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee

Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor B*	0.25%	0.75%
Investor C	0.25%	0.75%

*Service and Investor B Shares pertain only to International Bond.

BLACKROCK FUNDS II	JUNE 30, 2012	69

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended June 30, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service and Distribution Fees

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities

Service	–	$ 18,182	–
Investor A	$21,517	59,432	$1,092,350
Investor B	–	5,159	–
Investor C	52,514	83,927	2,281,614

Total	$74,031	$166,700	$3,373,964

For the six months ended June 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Market Debt	$2,196
International Bond	$996
Strategic Income Opportunities	$69,835

For the six months ended June 30, 2012, affiliates received CDSCs as follows:

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities

Investor A	$ 312	–	$36,665
Investor B	–	$1,412	–
Investor C	$1,703	$1,063	$58,661

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2012, International Bond and Strategic Income Opportunities paid $52,906 and $245,656, respectively, to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

	Call Center

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities

BlackRock	$ 52	$ 64	–
Institutional	48	680	$ 5,677
Service	–	236	–
Investor A	283	1,589	7,954
Investor B	–	116	–
Investor C	243	469	4,339

Total	$626	$3,154	$17,970

For the six months ended June 30, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Transfer Agent Fees

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities

BlackRock	$ 127	$ 834	–
Institutional	3,582	110,772	$ 676,339
Service	–	12,708	–
Investor A	11,509	63,767	419,352
Investor B	–	2,047	–
Investor C	10,503	18,752	283,262

Total	$25,721	$208,880	$1,378,953

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended June 30, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Administration Fees
Emerging Market Debt	$ 11,877
International Bond	$ 79,588
Strategic Income Opportunities	$629,710

70	BLACKROCK FUNDS II	JUNE 30, 2012

Notes to Financial Statements (continued)

For the six months ended June 30, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

	Administration Fees – Class Specific

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities

BlackRock	$3,646	$ 2,611	–
Institutional	975	18,215	$112,066
Service	–	1,824	–
Investor A	2,150	5,957	90,436
Investor B	–	129	–
Investor C	1,314	2,100	57,073

Total	$8,085	$30,836	$259,575

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012, were as follows:

	Purchases	Sales

Emerging Market Debt	$43,927,776	$29,143,102
International Bond	$56,007,401	$60,851,839
Strategic Income Opportunities	$19,371,929,965	$17,446,467,073

Purchases and sales of US government securities for the six months ended June 30, 2012, were as follows:

	Purchases	Sales

Emerging Market Debt	$4,636,166	$4,592,888
International Bond	$12,303,799	$28,302,300
Strategic Income Opportunities	$9,605,629,606	$9,695,509,766

Purchases and sales of mortgage dollar rolls for the six months ended June 30, 2012, were as follows:

	Purchases	Sales

Strategic Income Opportunities	$2,163,750,545	$2,132,696,195

Transactions in options written for the six months ended June 30, 2012 were as follows:

	Emerging Market Debt

	Calls		Puts

	Notional (000)	Premiums Received	Notional (000)	Premiums Received

Outstanding options, beginning of period	–	–	–	–
Options written	6,350	$ 73,671	8,761	$ 76,721
Options expired	(3,020)	(27,382)	(6,206)	(70,046)
Options closed	(1,570)	(20,410)	(2,555)	(6,675)

Outstanding options, end of period	1,760	$ 25,879	–	–

		International Bond

		Puts

	Option Contracts	Swaptions Notional (000)	Premiums Received

Outstanding options, beginning of period	–	–	–
Options written	646	29,480	$694,071
Options expired	-	-	-
Options closed	(136)	(9,600)	(33,526)

Outstanding options, end of period	510	19,880	$660,545

	Strategic Income Opportunities

		Calls			Puts

	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	–	429,770	$7,843,246	–	666,103	$18,401,140
Options written	5,176	974,835	14,637,087	9,821	2,014,928	17,048,786
Options expired	(108)	(742,340)	(8,668,122)	(2,304)	(1,052,696)	(9,155,605)
Options closed	(5,068)	(391,100)	(10,194,811)	(5,939)	(1,057,668)	(19,589,332)

Outstanding options, end of period	–	271,165	$3,617,400	1,578	570,667	$6,704,989

BLACKROCK FUNDS II	JUNE 30, 2012	71

Notes to Financial Statements (continued)

5. Income Tax Information:

As of December 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

		Strategic
	International	Income
Expires December 31,	Bond	Opportunities

2014	$ 2,538,574	–
2015	208,463	–
2016	3,233,885	–
2017	17,832,091	–
2018	557,795	–
No expiration date*	3,944,077	$58,403,568

Total	$28,314,885	$58,403,568

*  Must be utilized prior to losses subject to expiration.

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities

Tax cost	$64,807,762	$220,278,625	$6,209,676,322

Gross unrealized appreciation	$ 4,037,453	$ 22,281,360	$ 45,091,581
Gross unrealized depreciation	(481,816)	(16,812,315)	(36,950,173)

Net unrealized appreciation	$ 3,555,637	$ 5,469,045	$ 8,141,408

6. Borrowings:

For the six months ended June 30, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements for Strategic Income Opportunities was $401,146,392 and (0.19)%, respectively.

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended June 30, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2012, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011

Emerging Market Debt	Shares	Amount	Shares	Amount

BlackRock

Shares sold	–	–	1,076,333	$ 11,022,164
Shares issued in reinvestment of dividends and distributions	61,308	$ 653,311	137,539	1,423,776
Shares redeemed	(24,989)	(266,553)	(1,107,862)	(11,353,287)

Net increase	36,319	$ 386,758	106,010	$ 1,092,653

72	BLACKROCK FUNDS II	JUNE 30, 2012

Notes to Financial Statements (continued)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Emerging Market Debt (concluded)	Shares	Amount	Shares	Amount

Institutional

Shares sold	513,292	$5,459,503	632,488	$6,534,290
Shares issued in reinvestment of dividends and distributions	13,986	149,049	27,668	286,506
Shares redeemed	(322,425)	(3,418,227)	(472,758)	(4,828,282)

Net increase	204,853	$2,190,325	187,398	$1,992,514

Investor A

Shares sold	566,292	$6,040,914	1,134,457	$11,783,710
Shares issued in reinvestment of dividends	29,364	312,882	42,351	438,378
Shares redeemed	(173,094)	(1,832,874)	(601,064)	(6,212,232)

Net increase	422,562	$4,520,922	575,744	$6,009,856

Investor C

Shares sold	250,173	$2,665,175	518,766	$5,389,860
Shares issued in reinvestment of dividends and distributions	13,651	145,431	28,834	298,412
Shares redeemed	(166,657)	(1,762,453)	(328,843)	(3,407,139)

Net increase	97,167	$1,048,153	218,757	$2,281,133

Total net increase	760,901	$8,146,158	1,087,909	$11,376,156

International Bond

BlackRock

Shares sold	87,046	$904,352	336,209	$3,635,945
Shares issued in reinvestment of dividends	20,391	211,855	83,861	885,742
Shares redeemed	(230,403)	(2,378,828)	(390,031)	(4,175,274)

Net increase (decrease)	(122,966)	$(1,262,621)	30,039	$346,413

Institutional

Shares sold	1,294,940	$13,391,375	4,366,619	$46,985,514
Shares issued in reinvestment of dividends	81,975	851,225	422,208	4,437,448
Shares redeemed	(2,355,013)	(24,364,294)	(4,089,860)	(43,907,392)

Net increase (decrease)	(978,098)	$(10,121,694)	698,967	$7,515,570

Service

Shares sold	66,217	$688,945	290,247	$3,115,643
Shares issued in reinvestment of dividends	7,325	76,198	37,895	401,227
Shares redeemed	(162,497)	(1,683,254)	(636,469)	(6,801,747)

Net decrease	(88,955)	$(918,111)	(308,327)	$(3,284,877)

Investor A

Shares sold and automatic conversion of shares	366,142	$3,793,188	2,165,553	$23,624,099
Shares issued in reinvestment of dividends	42,519	442,369	223,919	2,372,244
Shares redeemed	(1,079,114)	(11,185,371)	(3,998,918)	(43,066,349)

Net decrease	(670,453)	$(6,949,814)	(1,609,446)	$(17,070,006)

BLACKROCK FUNDS II	JUNE 30, 2012	73

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011

International Bond (concluded)	Shares	Amount	Shares	Amount

Investor B

Shares sold	136	$ 1,412	13,367	$ 143,385
Shares issued in reinvestment of dividends	504	5,263	5,843	61,761
Shares redeemed and automatic conversion of shares	(89,050)	(921,553)	(148,948)	(1,600,714)

Net decrease	(88,410)	$(914,878)	(129,738)	$(1,395,568)

Investor C

Shares sold	64,629	$ 668,276	378,681	$ 4,070,413
Shares issued in reinvestment of dividends	8,098	84,172	57,807	608,938
Shares redeemed	(318,539)	(3,290,673)	(1,093,298)	(11,761,122)

Net decrease	(245,812)	$ (2,538,225)	(656,810)	$ (7,081,771)

Total net decrease	(2,194,694)	$(22,705,343)	(1,975,315)	$(20,970,239)

Strategic Income Opportunities

Institutional

Shares sold	40,012,138	$ 388,824,340	149,129,400	$1,477,651,237
Shares issued in reinvestment of dividends and distributions	2,169,133	21,133,378	4,087,106	39,987,666
Shares redeemed	(24,159,358)	(234,721,365)	(66,020,804)	(643,159,653)

Net increase	18,021,913	$ 175,236,353	87,195,702	$ 874,479,250

Investor A

Shares sold	18,927,101	$183,954,969	81,624,778	$ 807,559,170
Shares issued in reinvestment of dividends and distributions	1,360,029	13,249,061	2,973,475	29,127,814
Shares redeemed	(22,700,388)	(220,112,594)	(42,730,095)	(415,945,648)

Net increase (decrease)	(2,413,258)	$(22,908,564)	41,868,158	$ 420,741,336

Investor C

Shares sold	6,258,263	$ 60,790,281	30,733,527	$ 302,853,720
Shares issued in reinvestment of dividends and distributions	524,027	5,099,862	1,023,810	10,015,381
Shares redeemed	(9,121,093)	(88,542,908)	(12,088,837)	(117,835,413)

Net increase (decrease)	(2,338,803)	$ (22,652,765)	19,668,500	$ 195,033,688

Total net increase	13,269,852	$129,675,024	148,732,360	$1,490,254,274

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On July 31, 2012, the Board approved certain changes to Emerging Market Debt. In particular, the Board approved a change in the name of the Fund to “BlackRock Emerging Market Local Debt Portfolio” and certain changes to the Fund’s investment strategies and investment process. In addition, Fund management has determined to change the Fund’s portfolio management team and the benchmark index against which the Fund measures its performance. The changes to the Fund’s portfolio management team are effective August 1, 2012. The changes to the Fund’s name, its investment strategies, its investment process and its benchmark index will be effective on September 3, 2012.

74	BLACKROCK FUNDS II	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Emerging Market Debt Portfolio (the “Emerging Market Debt Portfolio”), BlackRock International Bond Portfolio (the “International Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc. and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Funds. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’

analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if

BLACKROCK FUNDS II	JUNE 30, 2012	75

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in each Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Emerging Market Debt Portfolio ranked in the second, third and third quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Emerging Market Debt Portfolio’s underperformance during the three-year and since-inception periods compared with its Peers. The Board was informed that, among other things, affecting the three-year and since-inception returns was the Emerging Market Debt Portfolio’s performance in 2009. The Emerging Market Debt Portfolio’s underperformance was a result of the Emerging Market Debt Portfolio’s portfolio managers’ decision to stay true to their investment philosophy and process and to not allocate to certain small/illiquid credits (sovereigns such as Gabon, Ghana, Jamaica, Lebanon et al) as a conscious credit decision as well

76	BLACKROCK FUNDS II	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

as a capital preservation strategy. This decision was made regardless of whether these securities were in the benchmark or whether or not Peers were investing in them. Also, a macro-hedge on the Emerging Market Debt Portfolio’s portfolio designed to protect the portfolio from a period of risk aversion, which did not materialize as the Emerging Market Debt Portfolio’s portfolio management team expected, hindered performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Emerging Market Debt Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Emerging Market Debt Portfolio’s portfolio managers and to improve the Emerging Market Debt Portfolio’s performance.

The Board noted that the International Bond Portfolio ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the International Bond Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, one of the primary reasons for the International Bond Portfolio’s longer-term underperformance was its performance in 2008, when exposure to U.S. spread assets negatively impacted the International Bond Portfolio. The International Bond Portfolio’s shorter-term performance suffered from a short duration position in both the U.S. and Europe which underperformed as treasuries rallied following weaker than expected growth figures and a flight to quality bid to treasuries as the peripheral debt crisis in Europe continued to worsen. The International Bond Portfolio’s allocation to spread sectors also was a modest negative contributor to shorter-term performance as the European debt crisis created a risk-off scenario for most spread sectors.

The Board and BlackRock discussed BlackRock’s strategy for improving the International Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the International Bond Portfolio’s portfolio managers and to improve the International Bond Portfolio’s performance.

The Board noted that the Strategic Income Portfolio ranked in the fourth quartile against its Lipper Performance Universe in each of the one-year, three-year and since-inception periods reported. The Board and BlackRock reviewed and discussed the reasons for the Strategic Income Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, the Strategic Income Portfolio’s underperformance during the one-year period relative to the peer universe was primarily driven by its shorter duration positioning. The European sovereign debt crisis and growing concerns over slowing global growth drove U.S. Treasury prices higher benefitting the average peer in the universe who maintained greater exposure to Treasuries and longer fund durations. Additionally, the duration exposure the Strategic Income Portfolio did maintain throughout the year was concentrated in credit sensitive sectors including, investment grade corporate bonds, high yield bonds, non-agency mortgages and commercial mortgage backed securities which all underperformed Treasuries. A majority of the funds in the category are also positioned with high allocations to credit related assets but the strategy they employ tend to be more benchmark aware and do not have as much flexibility to hedge out the duration risk.

The Board and BlackRock discussed BlackRock’s strategy for improving the Strategic Income Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Strategic Income Portfolio’s portfolio managers and to improve the Strategic Income Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain

BLACKROCK FUNDS II	JUNE 30, 2012	77

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Emerging Market Debt Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Emerging Market Debt Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Emerging Market Debt Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Emerging Market Debt Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Emerging Market Debt Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the International Bond Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the International Bond Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the International Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the International Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the International Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Strategic Income Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Strategic Income Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Strategic Income Portfolio’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the Strategic Income Portfolio’s peers. The Board further noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Strategic Income Portfolio increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Strategic Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

78	BLACKROCK FUNDS II	JUNE 30, 2012

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary 1

[1]	Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock International Limited

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

For International Bond Portfolio and Strategic Income Opportunities

Portfolio:

The Bank of New York Mellon

New York, NY 10286

For Emerging Market Debt Portfolio:

Brown Brothers

Harriman & Co.

New York, NY 10005

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS II	JUNE 30, 2012	79

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

80	BLACKROCK FUNDS II	JUNE 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JUNE 30, 2012	81

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

82	BLACKROCK FUNDS II	JUNE 30, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-6/12-SAR

Item 2 –  Code of Ethics – Not Applicable to this semi-annual report

Item 3 –  Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –  Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –  Audit Committee of Listed Registrants – Not Applicable

Item 6 –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

               Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –   Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: September 4, 2012

3